       As filed with the Securities and Exchange Commission on May 8, 2003

                                           1933 Act Registration No. 333 - 70754
                                           1940 Act Registration No. 811 - 10509

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]

                        Pre-Effective Amendment No. [ ]

                       Post-Effective Amendment No. 4 [X]

                                       and

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]

                               Amendment No. 5 [X]

                        (Check appropriate box or boxes)

                              AXA PREMIER VIP TRUST
               (Exact name of registrant as specified in charter)
                           1290 Avenue of the Americas
                            New York, New York 10104
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 554-1234

                              PATRICIA LOUIE, ESQ.
                           Vice President and Counsel
            The Equitable Life Assurance Society of the United States
                           1290 Avenue of the Americas
                            New York, New York 10104

                     (Name and Address of Agent for Service)

                                   Copies to:

                              ARTHUR J. BROWN, ESQ.
                           Kirkpatrick & Lockhart LLP
                    1800 Massachusetts Ave., N.W., 2nd Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

It is proposed that this filing will become effective:

      immediately upon filing pursuant to paragraph (b)
-----

      on [date] pursuant to paragraph (b)
-----

      60 days after filing pursuant to paragraph (a)
-----

      on [date] pursuant to paragraph (a) of Rule 485
-----

  X   75 days after filing pursuant to paragraph (a)
-----

                              AXA Premier VIP Trust

                       Contents of Registration Statement


This Registration Statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement

Supplement dated July __, 2003 to the Prospectus dated May 1, 2003

Class A and Class B Prospectuses of AXA Premier VIP Trust dated July __, 2003

Statement of Additional Information dated May 1, 2003, as revised, July __, 2003

Part C - Other Information

Signature Page

Exhibits

AXA PREMIER VIP TRUST




                             ---------------------------------------------------

                                  AXA PREMIER VIP AGGRESSIVE EQUITY PORTFOLIO

                                  AXA PREMIER VIP HIGH YIELD PORTFOLIO

                             ---------------------------------------------------





                                             SUPPLEMENT DATED JULY __, 2003
                                             TO THE PROSPECTUS DATED MAY 1, 2003




This Supplement updates certain information contained in the above-dated Prospectus. Unless indicated otherwise, this Supplement does not supersede the Prospectus dated May 1, 2003 or any prior supplements. This Supplement describes the Class A shares of two Portfolios offered by AXA Premier VIP Trust. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Supplement and the accompanying Prospectus contain information you should know before investing. Please read these documents carefully before investing and keep them for future reference.

The Securities and Exchange Commission has not approved any portfolio's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

THE INFORMATION IN THIS SUPPLEMENT IS NOT COMPLETE AND MAY BE CHANGED. AXA PREMIER VIP TRUST MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                  INTRODUCTION

AXA PREMIER VIP TRUST

This Supplement describes the Class A shares of two new Portfolios of AXA Premier VIP Trust ("Trust"). Each Portfolio is a separate series of the Trust with its own investment objective, investment strategies and risks, which are described in this Supplement. The AXA Premier VIP Aggressive Equity Portfolio and AXA Premier VIP High Yield Portfolios are diversified portfolios. Information on each portfolio, including investment objectives, investment strategies and investment risks, can be found on the pages following this introduction. The investment objective of a portfolio is not a fundamental policy and may be changed without a shareholder vote.

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts ("Contracts") issued or to be issued by The Equitable Life Assurance Society of the United States ("Equitable") or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the portfolios that are available under your Contract or under your retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contract owner or participant under a Contract. Not all of the portfolios may be available under your Contract or under your retirement plan. You should consult your Contract prospectus or retirement plan documents to see which portfolios are available.

The investment manager to each portfolio is Equitable. The day-to-day portfolio management of each portfolio is provided by one or more investment sub-advisers. Information regarding Equitable and the sub-advisers is included under "Management Team" in this prospectus. Equitable may allocate a portfolio's assets to additional sub-advisers subject to approval of the portfolio's board of trustees. In addition, Equitable may, subject to the approval of the portfolio's board of trustees, appoint, dismiss and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, Equitable may not enter into a sub-advisory agreement with an "affiliated person" of Equitable (as that term is defined in Section 2(a)(3) of the Investment Company Act of 1940 ("1940 Act") ("Affiliated Adviser"), such as Alliance Capital Management L.P., unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is approved by the affected portfolio's shareholders.

The co-distributors for each portfolio are AXA Advisors, LLC and AXA Distributors, LLC ("Co-Distributors").

The portfolios are newly organized and have no operating history or performance information of their own prior to the date of this prospectus. Performance of the portfolios will vary over time.

An investment in a portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these portfolios, be sure to read all risk disclosures carefully before investing.

                                TABLE OF CONTENTS
                                                                            PAGE
-------------------------------------------------------------
GOALS, STRATEGIES & RISKS
-------------------------------------------------------------

     AXA Premier VIP Aggressive Equity Portfolio..............................1

     AXA Premier VIP High Yield Portfolio.....................................4

-------------------------------------------------------------
PORTFOLIO FEES AND EXPENSES
-------------------------------------------------------------

-------------------------------------------------------------
MORE ABOUT INVESTMENT STRATEGIES & RISKS
-------------------------------------------------------------

     More About Investment Strategies & Risks.................................8

-------------------------------------------------------------
MANAGEMENT TEAM
-------------------------------------------------------------

     The Manager and the Sub-advisers.........................................8

-------------------------------------------------------------
PORTFOLIO SERVICES
-------------------------------------------------------------

     Buying and Selling Shares...............................................11

     Restrictions on Buying and Selling Shares...............................11

     How Portfolio Shares are Priced.........................................11

     Dividends and Other Distributions.......................................11

     Tax Consequences........................................................11

     Additional Information..................................................11

     Glossary of Terms.......................................................11


     DESCRIPTION OF BENCHMARKS...............................................12

     FINANCIAL HIGHLIGHTS....................................................13

GOALS, STRATEGIES & RISKS
--------------------------------------------------------------------------------
AXA PREMIER VIP AGGRESSIVE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

MANAGER:       Equitable
SUB-ADVISERS:  Alliance Capital Management L.P.
               Marsico Capital Management, LLC
               MFS Investment Management
               Provident Investment Counsel, Inc.

--------------------------------------------------------------------------------
KEY TERM
o TBD --
--------------------------------------------------------------------------------

---------------------------------------------------------
INVESTMENT GOAL
---------------------------------------------------------
Long-term growth of capital.

---------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The portfolio invests primarily in securities of large capitalization growth companies, although the sub-advisers may invest, to a certain extent, in equity securities of small- and mid-capitalization companies as well. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment and small/mid capitalization companies are companies with market capitalization between $100 million and $7 billion at the time of investment. Each sub-adviser places an emphasis on identifying securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the sub-adviser, in current market valuations.

The portfolio intends to invest primarily in common stock but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stock, warrants and securities convertible into common stock. The portfolio may also invest in companies in cyclical industries, emerging growth companies, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand), companies whose growth prospects are not recognized by the market and less widely known companies. For purposes of this portfolio, emerging growth companies are those that a sub-adviser believes are early in their life cycle but have the potential to become major enterprises and those whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

The portfolio may invest up to 25% of its [total] assets in securities of foreign companies and may also make use of various other investment strategies (e.g., investments in debt securities, making secured loans of its portfolio securities). The portfolio may also use derivatives, including writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers to manage the portfolio's assets. It is anticipated that Equitable will allocate the portfolio's assets to three or more sub-advisers. Equitable may change the sub-advisers, which are responsible for managing the portfolio's assets, subject to the approval of the portfolio's board of trustees.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment objective. The portfolio is not a market-timing vehicle.

--------------------------------------------------------
PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

o Derivatives Risk -- The portfolio's investments in derivatives may rise or fall more rapidly than other investments.

o Equity Risk -- Stocks and other equity securities generally fluctuate in value more than bonds.

o Foreign Investing and Emerging Markets Risks-- The value of the portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

o Investment Style Risk -- The sub-advisers primarily use a particular style or set of styles - in this case "growth" styles - to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio's share price.

o Issuer-Specific Risk -- The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The portfolio could lose all of its investment in a company's securities.

o Liquidity Risk -- The risk that exists when particular investments are difficult to purchase or sell. A portfolio's investment in illiquid securities may reduce the returns of a portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

o Small and Mid Capitalization Risk -- Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

o Securities Lending Risk -- For purposes of realizing additional income, the portfolio may lend securities to broker-dealers approved by the Board. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks of lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the sub-advisers, the consideration to be earned from such loans would justify the risk.

o Portfolio Management Risk -- The risk that the strategies used by a portfolio's sub-advisers and their securities selections fail to produce the intended result.

o Portfolio Turnover Risk -- High portfolio turnover may result in increased transaction costs to a portfolio, which may result in higher portfolio expenses and reduced investment returns.

More information about the risks of an investment in the portfolio is provided below in "More About Investment Strategies & Risks."

---------------------------------------------------------
PORTFOLIO PERFORMANCE
---------------------------------------------------------

The Portfolio is newly organized and has had no investment operations of its own prior to the date of this prospectus but is the successor to a similar investment company. On July ___, 2003, the Portfolio merged with EQ/Aggressive Stock Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by the Manager, and assumed its operating history and performance record. The Portfolio is considered the successor to EQ/Aggressive Stock Portfolio and, in turn, its predecessor, HRT Alliance Aggressive Stock Portfolio, which transferred its assets to the EQ/Aggressive Stock Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods commencing on or after October 19, 1999 is that of EQ/Aggressive Stock Portfolio and the performance shown for periods prior to that date is that of HRT Alliance Aggressive Stock Portfolio, whose inception date is January 27, 1986. The performance results of these portfolios have been linked for purposes of this presentation.

The bar chart below gives some indication of the risks of an investment in the Portfolio by showing changes in the performance of the Portfolio's predecessor from year to year and by comparing that performance with a broad measure of market performance. The table below shows the average annual total returns of the Portfolio's predecessor for the past one, five and ten years through December 31, 2002 and compares that performance to the returns of a broad-based index.

Past performance is not an indication of future results. This may be particularly true for this Portfolio because the Portfolio's predecessor was advised by one investment sub-adviser until May 1, 2000. After that date, the predecessor portfolio employed multiple investment sub-advisers until July ___, 2003, when it merged with the Portfolio.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                [CHART OMITTED]

                               1993      16.8%
                               1994      -3.8%
                               1995      31.6%
                               1996      22.2%
                               1997      10.9%
                               1998       0.3%
                               1999      18.84%
                               2000     -13.13%
                               2001     -24.99%
                               2002     -26.68%

--------------------------------------------------------------------------------


    Best quarter (% and time period)   Worst quarter (% and time period)
    26.11% (1998 4th Quarter)          (27.19)% (1998 3rd Quarter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                                     ONE YEAR        FIVE YEARS      TEN YEARS
--------------------------------------------------------------------------------
 EQ/Aggressive Stock Portfolio
--------------------------------------------------------------------------------
   - Class IA Shares              (28.68)%         (11.15)%         1.04%
--------------------------------------------------------------------------------
 Russell 3000 Growth
--------------------------------------------------------------------------------
   Index*                         (28.03)%          (4.11)%         6.30%
--------------------------------------------------------------------------------

 *  For more information on this index, see "Description of Benchmarks."

GOALS, STRATEGIES & RISKS
--------------------------------------------------------------------------------
AXA PREMIER VIP HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

MANAGER:       Equitable
SUB-ADVISERS:  Alliance Capital Management L.P.
               Pacific Investment Management Company

--------------------------------------------------------------------------------
KEY TERMS
o TBD --
--------------------------------------------------------------------------------

---------------------------------------------------------
INVESTMENT GOAL
---------------------------------------------------------

High total return through a combination of current income and capital appreciation.

---------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds that are rated below investment grade (so called "junk bonds"), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. For purposes of this investment policy, a debt security is considered a "bond." Debt securities represent an issuer's obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. Junk bonds generally have a higher current yield but are rated Ba or lower by Moody's or BB or lower by S&P or, if unrated, securities of comparable quality.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers to manage the portfolio's assets. It is anticipated that Equitable will allocate the portfolio's assets to two or more sub-advisers. Equitable may change the sub-advisers, which are responsible for managing the portfolio's assets, subject to the approval of the Trust's board of trustees.

[The portfolio's sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers.] The portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the portfolio's investments will be income producing.

The portfolio's sub-advisers may, when consistent with the portfolio's investment objective, use derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps) and indexed securities. The portfolio will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the portfolio as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The portfolio may also enter into interest rate transactions as a hedging technique. In these transactions, the portfolio exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The portfolio may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates. The portfolio's sub-adviser's may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of its portfolio securities in order to enhance its current return and to reduce fluctuations in net asset value.

In the event that any securities held by the portfolio fall below those ratings, the portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the sub-adviser believes that such investments are considered appropriate under the circumstances.

The portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment objective.

----------------------------------------------------------
PRINCIPAL INVESTMENT RISKS
----------------------------------------------------------

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

o Credit/Default Risk -- The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. High yield securities involve a substantial risk of default. For more information see "Credit Quality Risk" in "More About Investment Strategies and Risks."

o Currency Risk -- The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

o Interest Risk -- The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

o Foreign Investing Rate Risk -- The value of the portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

o Issuer-Specific Risk -- The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The portfolio could lose all of its investment in a company's securities.

o Liquidity Risk -- The risk that exists when particular investments are difficult to purchase or sell. A portfolio's investment in illiquid securities may reduce the returns of a portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

o Mortgage-Backed and Asset-Backed Securities Risk -- The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility.

o Derivatives Risk -- The portfolio's investments in derivatives may rise or fall more rapidly than other investments.

o Loan Participation Risk -- The portfolio's investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that, under emerging legal theories of lender liability, the portfolio could be held liable as a co-lender.

o Securities Lending Risk -- For purposes of realizing additional income, the portfolio may lend securities to broker-dealers approved by the Board. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks of lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the sub-advisers, the consideration to be earned from such loans would justify the risk.

o Portfolio Management Risk -- The risk that the strategies used by a portfolio's sub-advisers and their securities selections fail to produce the intended result.

More information about the risks of an investment in the portfolio is provided below in "More About Investment Strategies & Risks."

----------------------------------------------------------
PORTFOLIO PERFORMANCE
----------------------------------------------------------

The Portfolio is newly organized and has had no investment operations of its own prior to the date of this prospectus but is the successor to a similar investment company. On July ___, 2003, the Portfolio merged with EQ/High Yield Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by the Manager, and assumed its operating history and performance record. The Portfolio is considered the successor to EQ/High Yield Portfolio and, in turn, its predecessor, HRT Alliance High Yield Portfolio, which transferred its assets to the EQ/High Yield Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods commencing on or after October 19, 1999 is that of EQ/High Yield Portfolio and the performance shown for periods prior to that date is that of HRT Alliance High Yield Portfolio, whose inception date is January 2, 1987. The performance results of these portfolios have been linked for purposes of this presentation.

The bar chart below gives some indication of the risks of an investment in the Portfolio by showing changes in the performance of the Portfolio's predecessor from year to year and by comparing that performance with a broad measure of market performance. The table below shows the average annual total returns of the Portfolio's predecessor for the past one, five and ten years through December 31, 2002 and compares that performance to the returns of a broad-based index.

Past performance is not an indication of future results. This may be particularly true for this Portfolio because the Portfolio's predecessor was advised by one investment sub-adviser until July 15, 2002. After that date, the predecessor portfolio employed multiple investment sub-advisers until July ___, 2003, when it merged with the Portfolio.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                [CHART OMITTED]

                                1993      23.2%
                                1994      -2.8%
                                1995      19.9%
                                1996      23.0%
                                1997      18.5%
                                1998      -5.2%
                                1999     -3.35%
                                2000     -8.65%
                                2001      0.89%
                                2002     -2.72%

--------------------------------------------------------------------------------
     Best quarter (% and time period)   Worst quarter (% and time period)
--------------------------------------------------------------------------------
     8.03% (1997 2nd Quarter)           (11.04)% (1998 3rd Quarter)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                         ONE YEAR      FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 EQ/High Yield Portfolio
   - Class IA Shares                       (2.72)%    (3.86)%            5.56%
--------------------------------------------------------------------------------
 Credit Suisse First Boston Global
   High Yield Index*                        3.10%      1.44%             6.52%
--------------------------------------------------------------------------------

*  For more information on this index, see "Description of Benchmarks."

PORTFOLIO FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the portfolio. The tables below do not reflect any Contract-related fees and expenses. See the Contract prospectus for a description of those fees and expenses. There are no fees or charges to buy or sell shares of the portfolio, reinvest dividends or exchange into other portfolios.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from portfolio assets, as a percentage of average daily net assets)

---------------------------------- ------------------------------------- --------------------------------
                                     AXA PREMIER VIP AGGRESSIVE EQUITY     AXA PREMIER VIP HIGH YIELD
                                     PORTFOLIO - CLASS A SHARES            PORTFOLIO - CLASS A SHARES
---------------------------------- ------------------------------------- --------------------------------
MANAGEMENT FEE                                     0.63%                               0.60%
---------------------------------- ------------------------------------- --------------------------------
DISTRIBUTION AND/OR SERVICE FEES
(12B-1 FEES)                                       [NONE]                              [NONE]
---------------------------------- ------------------------------------- --------------------------------
OTHER EXPENSES                                    [0.08%]                             [0.09%]
---------------------------------- ------------------------------------- --------------------------------
TOTAL ANNUAL OPERATING EXPENSES                   [0.71%]*                            [0.69%]
---------------------------------- ------------------------------------- --------------------------------

* A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio's expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for Class B shares for the fiscal year ended December 31, 2002 of the Portfolio were 0.91%.

EXAMPLE

This Example is intended to help you compare the direct and indirect cost of investing in each portfolio with the cost of investing in other investment options.

The Example assumes that:

o    You invest $10,000 in the portfolio for the periods indicated;

o    Your investment has a 5% return each year; and

o    The portfolio's operating expenses remain the same.

This Example should not be considered a representation of past or future expenses of the portfolios. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

---------------------------------- -------------------------------------- -------------------------------------
                                     AXA PREMIER VIP AGGRESSIVE EQUITY     AXA PREMIER VIP HIGH YIELD PORTFOLIO
                                     PORTFOLIO - CLASS A SHARES            - CLASS A SHARES
---------------------------------- -------------------------------------- -------------------------------------
1 YEAR                                              $86                                   $84
---------------------------------- -------------------------------------- -------------------------------------
3 YEARS                                            $268                                  $262
---------------------------------- -------------------------------------- -------------------------------------
5 YEARS                                            $466                                  $455
---------------------------------- -------------------------------------- -------------------------------------
10 YEARS                                          $1,037                                $1,014
---------------------------------- -------------------------------------- -------------------------------------

MORE ABOUT INVESTMENT STRATEGIES & RISKS

For information on investment strategies and risks, please see "More About Investment Strategies & Risks" in the Prospectus.

MANAGEMENT TEAM
THE MANAGER AND THE SUB-ADVISERS

THE MANAGER

Equitable, 1290 Avenue of the Americas, New York, New York 10104, serves as the manager of each portfolio. Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, Equitable has a variety of responsibilities for the general management and administration of the Trust and the portfolios, including the selection of sub-advisers. Equitable plays an active role in monitoring each portfolio and sub-adviser by using systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. Equitable also monitors each sub-adviser's portfolio management team to ensure that investment activities remain consistent with the portfolios' investment style and objectives.

Beyond performance analysis, Equitable monitors significant changes that may impact the sub-adviser's overall business. Equitable monitors continuity in the sub-adviser's operations and changes in investment personnel and senior management. Equitable also performs annual due diligence reviews with each sub-adviser.

In its capacity as manager, Equitable obtains detailed, comprehensive information concerning portfolio and sub-adviser performance and portfolio operations that is used to supervise and monitor the sub-advisers and the portfolio operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which portfolio performance is measured.

Equitable selects sub-advisers from a pool of candidates, including its affiliates, to manage the portfolios. Equitable may add to, dismiss or substitute for the sub-advisers responsible for managing a portfolio's assets subject to the approval of the Trust's board of trustees. Equitable also has discretion to allocate each portfolio's assets among the portfolio's sub-advisers. Equitable recommends sub-advisers for each portfolio to the board of trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser's skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the portfolios are not associated with any one portfolio manager, and benefit from specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and Equitable does not expect to recommend frequent changes of sub-advisers. Equitable has received an exemptive order from the SEC to permit it and the Trust's board of trustees to select and replace sub-advisers and to amend the sub-advisory agreements between Equitable and the sub-advisers without obtaining shareholder approval. Accordingly, Equitable is able, subject to the approval of the Trust's board of trustees, to appoint and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, Equitable may not enter into a sub-advisory agreement with an Affiliated Adviser, unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is approved by the affected portfolio's shareholders. Alliance Capital Management L.P. and AXA Rosenberg Investment Management LLC, two of the current sub-advisers for the Trust, are affiliates of Equitable.

THE SUB-ADVISERS

Each portfolio's investments are selected by two or more sub-advisers, which act independently of one another. The following describes each portfolio's sub-advisers, portfolio manager(s) and each portfolio manager's business experience.

Alliance Capital Management L.P. ("Alliance Capital") serves as a sub-adviser to AXA Premier VIP Aggressive Equity Portfolio and AXA Premier VIP High Yield Portfolio. Alliance Capital, a limited partnership, is indirectly owned by Equitable. As of December 31, 2002, Alliance Capital had approximately $386 billion in assets under management.

Marsico Capital Management LLC ("Marsico") serves as a sub-adviser to AXA Premier VIP Aggressive Equity Portfolio. Marsico is an indirect wholly owned subsidiary of Bank of America Corporation. As of December 31, 2002, Marsico had approximately $14.77 billion in assets under management.

MFS Investment Management ("MFS") serves as a sub-adviser to AXA Premier VIP Aggressive Equity Portfolio. MFS is a subsidiary of Sun Life (U.S.) Financial Services Holding, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc., a diversified financial services organization. As of December 31, 2002, MFS had approximately $112.5 billion in assets under management.

Pacific Investment Management Company LLC ("PIMCO") serves as a sub-adviser to AXA Premier VIP High Yield Portfolio. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Dresdner Asset Management of America, L.P. ("ADAM LP"). Allianz AG ("Allianz") is the indirect majority owner of ADAM LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP. As of December 31, 2002, PIMCO had approximately $304.6 billion in assets under management.

Provident Investment Counsel, Inc. ("Provident") serves as a sub-adviser to AXA Premier VIP Aggressive Equity Portfolio. Provident is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC. As of December 31, 2002, Provident had approximately $4.9 billion in assets under management.

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                      SUB-ADVISERS AND PORTFOLIO             BUSINESS EXPERIENCE
                               MANAGER(S)
-----------------------------------------------------------------------------------------------------------------------------------
AXA Premier                    ALLIANCE CAPITAL MANAGEMENT L.P.       Investment decisions for the Portfolio are made by a team
VIP Aggressive                 1345 Avenue of the Americas            of employees of Alliance Capital, including employees from
Equity                         New York, NY  10105                    its Bernstein Investment Research and Management unit.
Portfolio
                               Portfolio Management Team

                               MARSICO CAPITAL MANAGEMENT, LLC         Mr. Marsico has been Chief Executive Officer of Marsico
                                                                       since its inception in 1997. Mr. Marsico has 20 years of
                               1200 17th Street                        experience as a securities analyst and portfolio manager.
                               Denver, CO  80202
                                                                       Mr. Hillary is a portfolio manager and senior analyst with
                                                                       Marsico. He has been with Marsico since 1997.
                               Portfolio Managers
                               Thomas F. Marsico
                               James A. Hillary

                               MFS INVESTMENT MANAGEMENT               A team of investment professionals of MFS is responsible
                                                                       for the day-to-day management of the portion of the
                               500 Boylston Street                     Portfolio's assets allocated to MFS.
                               Boston, MA  02116

                               Portfolio Management Team

                               PROVIDENT INVESTMENT COUNSEL,           A team of investment professionals of Provident is
                               INC.                                    primarily responsible for the day-to-day management of the
                               300 North Lake Avenue                   portion of the Portfolio's assets allocated to Provident.
                               Pasadena, CA  91101

                               Portfolio Management Team

AXA Premier                    ALLIANCE CAPITAL MANAGEMENT L.P.        Mr. Snyder joined Alliance Capital in 2001 as a member of
VIP High Yield                                                         the High Yield Portfolio Management team and is a Senior
Portfolio                                                              Vice President of Alliance Capital. Prior to joining
                               1345 Avenue of the Americas             Alliance Capital, Mr. Snyder was a Managing Director at
                               New York, NY 10105                      Donaldson, Lufkin and Jenrette and Bear Stearns & Co.,
                                                                       where he founded and directed the high yield asset
                               Portfolio Manager                       management group.
                               Michael Snyder


                               PACIFIC INVESTMENT MANAGEMENT COMPANY   The Portfolio Management Team develops and implements
                                                                       investment strategy for the Portfolio.
                               840 Newport Center Drive
                               Suite 300                               Raymond Kennedy heads the Portfolio Management Team. Mr.
                               Newport Beach, CA                       Kennedy, a Managing Director of PIMCO, joined PIMCO in
                               92660                                   1996 as a portfolio manager.

                               Portfolio Management Team

MANAGEMENT FEES

Each portfolio pays a fee to Equitable for management services. The Aggressive Equity Portfolio pays a management fee at a maximum annual rate of 0.65% of the average net assets of the portfolio. The High Yield Portfolio pays a management fee at a maximum annual rate of 0.60% of the average net assets of the portfolio.

The sub-advisers are paid by Equitable. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by Equitable, without shareholder approval. For certain administrative services, in addition to the management fee, each portfolio pays Equitable a fee at an annual rate of 0.15% of the portfolio's total average net assets plus $35,000 and an additional $35,000 for each portion of the portfolio for which separate administration services are provided (e.g., portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style).

PORTFOLIO SERVICES

---------------------------------------------------------
BUYING AND SELLING SHARES
---------------------------------------------------------


For information on the buying and selling shares, please see "Buying and Selling Shares" in the Prospectus.

---------------------------------------------------------
RESTRICTIONS ON BUYING AND SELLING SHARES
---------------------------------------------------------


For information on restrictions on buying and selling shares, please see "Restrictions on Buying and Selling Shares" in the Prospectus.


---------------------------------------------------------
HOW PORTFOLIO SHARES ARE PRICED
---------------------------------------------------------

For information on how portfolio shares are priced, please see "How Portfolio Shares are Priced" in the Prospectus.


---------------------------------------------------------
DIVIDENDS AND OTHER DISTRIBUTIONS
---------------------------------------------------------

For information on dividends and other distributions, please see "Dividends and Other Distributions" in the Prospectus.

---------------------------------------------------------
TAX CONSEQUENCES
---------------------------------------------------------

For information on taxes, please see "Tax Consequences" in the Prospectus.

---------------------------------------------------------
GLOSSARY OF TERMS
---------------------------------------------------------

Please see "Glossary of Terms" in the prospectus.

---------------------------------------------------------
DESCRIPTION OF BENCHMARKS
---------------------------------------------------------

Each portfolio's performance is compared to that of a broad-based securities market index.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.


RUSSELL 3000 INDEX

Composed of 3,000 large U.S. securities, as determined by total market capitalization. This index is capitalization weighted and represents approximately 98% of the investable U.S. equity market.

RUSSELL 3000 GROWTH INDEX

Is an unmanaged index that measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

CREDIT SUISSE FIRST BOSTON GLOBAL HIGH YIELD INDEX

Is an unmanaged trader priced index that mirrors the public high-yield debt market.

FINANCIAL HIGHLIGHTS
[LANGUAGE TO BE INSERTED]

EQ/AGGRESSIVE STOCK PORTFOLIO(B):

                                                                             CLASS IA
                                       -------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                       -------------------------------------------------------------------------------------
                                             2002            2001             2000              1999              1998
                                       --------------- --------------- ----------------- ----------------- -----------------
Net asset value, beginning of year....    $   22.83       $   30.61       $   38.01         $   34.15         $   36.22
                                          ---------       ---------       ---------         ---------         ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) ........        (0.01)           0.11            0.12              0.12              0.09
 Net realized and unrealized gain
  (loss) on investments ..............        (6.53)          (7.76)          (5.00)             6.22             (0.28)
                                          ---------       ---------       ---------         ---------         ---------
 Total from investment operations ....        (6.54)          (7.65)          (4.88)             6.34             (0.19)
                                          ---------       ---------       ---------         ---------         ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income .............................            -#          (0.10)          (0.13)            (0.12)            (0.16)
 Distributions from realized gains ...            -           (0.03)          (2.39)            (2.36)            (1.72)
                                          ---------       ---------       ---------         ---------         ---------
 Total dividends and distributions ...            -#          (0.13)          (2.52)            (2.48)            (1.88)
                                          ---------       ---------       ---------         ---------         ---------
Net asset value, end of year .........    $   16.29       $   22.83       $   30.61         $   38.01         $   34.15
                                          =========       =========       =========         =========         =========
Total return .........................       (28.68)%        (24.99)%        (13.13)%           18.84%             0.29%
                                          =========       =========       =========         =========         =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ......    $1,333,623      $2,179,759      $3,285,884        $4,368,877        $4,346,907
Ratio of expenses to average net
 assets before fees paid indirectly...         0.71%            0.69%           0.65%(a)          0.56%             0.56%
Ratio of expenses to average net
 assets after fees paid indirectly....         0.66%          N/A             N/A               N/A               N/A
Ratio of net investment income (loss)
 to average net assets before fees
 paid indirectly .....................       ( 0.16)%           0.42%           0.35%(a)          0.33%             0.24%
Ratio of net investment income (loss)
 to average net assets after fees
 paid indirectly .....................       ( 0.11)%          N/A            N/A               N/A               N/A
Portfolio turnover rate ..............          112%             195%           151%                87%              105%

                                                                        CLASS IB
                                       ------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------------
                                            2002          2001            2000            1999         1998
                                       ------------- ------------- ----------------- ------------- ------------
Net asset value, beginning of year....   $  22.72      $  30.46       $    37.83       $ 34.01       $ 36.13
                                         --------      --------       ----------       -------       -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) ........      (0.07)         0.03             0.06          0.03          0.01
 Net realized and unrealized gain
  (loss) on investments ..............      (6.49)        (7.70)           (4.99)         6.20         (0.29)
                                         --------      --------       ----------       -------       -------
 Total from investment operations ....      (6.56)        (7.67)           (4.93)         6.23         (0.28)
                                         --------      --------       ----------       -------       -------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income .............................          -#        (0.04)           (0.05)         (0.05)       (0.12)
 Distributions from realized gains ...          -         (0.03)           (2.39)         (2.36)       (1.72)
                                         --------      --------       ----------       --------      -------
 Total dividends and distributions ...          -#        (0.07)           (2.44)         (2.41)       (1.84)
                                         --------      --------       ----------       --------      -------
Net asset value, end of year .........   $  16.16      $  22.72       $    30.46       $  37.83      $ 34.01
                                         ========      ========       ==========       ========      =======
Total return .........................     (28.86)%      (25.18)%         (13.35)%        18.55%        0.05%
                                         ========      ========       ==========       ========      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ......   $146,909      $219,748       $  267,858       $233,265      $153,782
Ratio of expenses to average net
 assets before fees paid indirectly ..       0.96%         0.94%            0.90%(a)       0.81%         0.82%
Ratio of expenses to average net
 assets after fees paid indirectly ...       0.91%         N/A             N/A             N/A          N/A
Ratio of net investment income (loss)
 to average net assets before fees
 paid indirectly .....................     ( 0.41)%        0.12%            0.10%(a)       0.07%         0.02%
Ratio of net investment income (loss)
 to average net assets after fees
 paid indirectly .....................     ( 0.36)%        N/A             N/A             N/A          N/A
Portfolio turnover rate ..............        112%          195%             151%            87%          105%

EQ/HIGH YIELD PORTFOLIO(B)(C):

                                                              CLASS IA
                                   -----------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------
                                       2002         2001         2000         1999          1998
                                   ------------ ------------ ------------ ------------ -------------
Net asset value, beginning of
  year ...........................   $  5.46      $  6.00      $  7.43      $  8.71       $ 10.41
                                     -------      -------      -------      -------       -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income (loss) ....      0.48         0.63         0.76         0.90          1.07
 Net realized and unrealized gain
  (loss) on investments ..........     (0.63)        (0.58)      (1.40)       (1.19)        (1.56)
                                     -------      --------     -------      -------       -------
 Total from investment operations.     (0.15)        0.05        (0.64)       (0.29)        (0.49)
                                     -------      --------     -------      -------       -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..............     (0.49)        (0.59)      (0.79)       (0.96)        (1.03)
 Distributions from realized
  gains ..........................         -             -           -        (0.01)        (0.18)
 Tax return of capital
  distributions ..................         -             -           -        (0.02)            -
                                     -------      --------     -------      -------       -------
 Total dividends and
  distributions ..................     (0.49)        (0.59)      (0.79)       (0.99)        (1.21)
                                     -------      --------     -------      -------       -------
Net asset value, end of year .....   $  4.82      $  5.46      $  6.00      $  7.43       $  8.71
                                     =======      ========     =======      =======       =======
Total return .....................     (2.72)%        0.89%      (8.65)%      (3.35)%       (5.15)%
                                     =======      ========     =======      =======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)...   $234,361     $254,910     $263,012     $336,292      $405,308
Ratio of expenses to average
  net assets .....................      0.69%         0.67%       0.67%        0.63%         0.63%
Ratio of net investment income to
  average net assets .............      9.21%        10.15%      10.54%       10.53%        10.67%
Portfolio turnover rate ..........       141%           88%         87%         178%          181%

                                                                CLASS IB
                                   -----------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------
                                       2002         2001         2000         1999          1998
                                   ------------ ------------ ------------ ------------ -------------
Net asset value, beginning of
  year ...........................   $  5.43      $  5.97      $  7.40      $  8.69       $ 10.39
                                     -------      -------      -------      -------       -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income (loss) ....      0.47         0.58         0.74         0.87          1.04
 Net realized and unrealized gain
  (loss) on investments ..........     (0.63)        (0.54)      (1.40)       (1.18)        (1.56)
                                     -------      --------     -------      -------       -------
 Total from investment operations.     (0.16)        0.04        (0.66)       (0.31)        (0.52)
                                     -------      --------     -------      -------       -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..............     (0.48)        (0.58)      (0.77)       (0.95)        (1.00)
 Distributions from realized
  gains ..........................         -             -           -        (0.01)        (0.18)
 Tax return of capital
  distributions ..................         -             -           -        (0.02)            -
                                     -------      --------     -------      -------       -------
 Total dividends and
  distributions ..................     (0.48)        (0.58)      (0.77)       (0.98)        (1.18)
                                     -------      --------     -------      -------       -------
Net asset value, end of year .....   $  4.79      $  5.43      $  5.97      $  7.40       $  8.69
                                     =======      ========     =======      =======       =======
Total return .....................     (2.96)%        0.66%      (8.90)%      (3.58)%       (5.38)%
                                     =======      ========     =======      =======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ..   $330,804     $285,484     $230,916     $230,290      $207,042
Ratio of expenses to average
  net assets .....................      0.94%         0.92%       0.92%        0.88%         0.88%
Ratio of net investment income to
  average net assets .............      8.96%         9.97%      10.28%       10.25%        10.60%
Portfolio turnover rate ..........       141%           88%         87%         178%          181%

                       See Notes to Financial Statements.

#    Per share amount is less than $0.01.

(a) Reflects overall portfolio ratios for investment income and non- class specific expense.

(b) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 1999 through October 17, 1999 is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.

(c) Net investment income and capital changes per share are based on monthly average shares outstanding.

          If you would like more information about the portfolios, the following document is available free upon request.


              STATEMENT OF ADDITIONAL INFORMATION (SAI) - Provides
            more detailed information about the portfolios, has been
                filed with the Securities and Exchange Commission
             and is incorporated into this Prospectus by reference.


      TO ORDER A FREE COPY OF A PORTFOLIO'S SAI, CONTACT
      YOUR FINANCIAL PROFESSIONAL, OR THE PORTFOLIOS AT:                               AXA PREMIER VIP TRUST

                    AXA Premier VIP Trust
                 1290 Avenue of the Americas                               AXA Premier VIP Aggressive Equity Portfolio
                  New York, New York 10104
                   Telephone: 866-231-8585                                      AXA Premier VIP High Yield Portfolio
                    Internet: www.[ ].com

   Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require

Information about the portfolios (including the SAI) can be reviewed
 and copied at the SEC's Public Reference Room in Washington, D.C.           (Investment Company Act File No. 811-10509)
  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section,
                     Washington, D.C. 20549-0102.

AXA PREMIER VIP TRUST




                        --------------------------------------------------------

                             AXA PREMIER VIP AGGRESSIVE EQUITY PORTFOLIO

                             AXA PREMIER VIP HIGH YIELD PORTFOLIO

                        --------------------------------------------------------





                                             SUPPLEMENT DATED JULY __, 2003
                                             TO THE PROSPECTUS DATED MAY 1, 2003




This Supplement updates certain information contained in the above-dated Prospectus. Unless indicated otherwise, this Supplement does not supersede the Prospectus dated May 1, 2003 or any prior supplements. This Supplement describes the Class B shares of two new Portfolios offered by AXA Premier VIP Trust. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Supplement and the accompanying Prospectus contain information you should know before investing. Please read these documents carefully before investing and keep them for future reference.

The Securities and Exchange Commission has not approved any portfolio's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

THE INFORMATION IN THIS SUPPLEMENT IS NOT COMPLETE AND MAY BE CHANGED. AXA PREMIER VIP TRUST MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                  INTRODUCTION

AXA PREMIER VIP TRUST

This Supplement describes the Class B shares of two new Portfolios of AXA Premier VIP Trust ("Trust"). Each Portfolio is a separate series of the Trust with its own investment objective, investment strategies and risks, which are described in this Supplement. The AXA Premier VIP Aggressive Equity Portfolio and AXA Premier VIP High Yield Portfolios are diversified portfolios. Information on each portfolio, including investment objectives, investment strategies and investment risks, can be found on the pages following this introduction. The investment objective of a portfolio is not a fundamental policy and may be changed without a shareholder vote.

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts ("Contracts") issued or to be issued by The Equitable Life Assurance Society of the United States ("Equitable") or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the portfolios that are available under your Contract or under your retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contract owner or participant under a Contract. Not all of the portfolios may be available under your Contract or under your retirement plan. You should consult your Contract prospectus or retirement plan documents to see which portfolios are available.

The investment manager to each portfolio is Equitable. The day-to-day portfolio management of each portfolio is provided by one or more investment sub-advisers. Information regarding Equitable and the sub-advisers is included under "Management Team" in this prospectus. Equitable may allocate a portfolio's assets to additional sub-advisers subject to approval of the portfolio's board of trustees. In addition, Equitable may, subject to the approval of the portfolio's board of trustees, appoint, dismiss and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, Equitable may not enter into a sub-advisory agreement with an "affiliated person" of Equitable (as that term is defined in Section 2(a)(3) of the Investment Company Act of 1940 ("1940 Act") ("Affiliated Adviser"), such as Alliance Capital Management L.P., unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is approved by the affected portfolio's shareholders.

The co-distributors for each portfolio are AXA Advisors, LLC and AXA Distributors, LLC ("Co-Distributors").

The portfolios are newly organized and have no operating history or performance information of their own prior to the date of this prospectus. Performance of the portfolios will vary over time.

An investment in a portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these portfolios, be sure to read all risk disclosures carefully before investing.

                                TABLE OF CONTENTS
                                                                            PAGE
--------------------------------------------------------------
GOALS, STRATEGIES & RISKS
--------------------------------------------------------------

     AXA Premier VIP Aggressive Equity Portfolio..............................1

     AXA Premier VIP High Yield Portfolio.....................................4

--------------------------------------------------------------
PORTFOLIO FEES AND EXPENSES
--------------------------------------------------------------

--------------------------------------------------------------
MORE ABOUT INVESTMENT STRATEGIES & RISKS
--------------------------------------------------------------

     More About Investment Strategies & Risks.................................9

--------------------------------------------------------------
MANAGEMENT TEAM
--------------------------------------------------------------

     The Manager and the Sub-advisers.........................................9

--------------------------------------------------------------
PORTFOLIO SERVICES
--------------------------------------------------------------

     Buying and Selling Shares...............................................12

     Restrictions on Buying and Selling Shares...............................12

     How Portfolio Shares are Priced.........................................12

     Dividends and Other Distributions.......................................12

     Tax Consequences........................................................12

     Additional Information..................................................12

     Glossary of Terms.......................................................12


     DESCRIPTION OF BENCHMARKS...............................................13

     FINANCIAL HIGHLIGHTS....................................................14

GOALS, STRATEGIES & RISKS
--------------------------------------------------------------------------------
AXA PREMIER VIP AGGRESSIVE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

MANAGER:       Equitable
SUB-ADVISERS:  Alliance Capital Management L.P.
               Marsico Capital Management, LLC
               MFS Investment Management
               Provident Investment Counsel, Inc.

--------------------------------------------------------------------------------
KEY TERM
o TBD --
--------------------------------------------------------------------------------

---------------------------------------------------------
INVESTMENT GOAL
---------------------------------------------------------
Long-term growth of capital.

---------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The portfolio invests primarily in securities of large capitalization growth companies, although the sub-advisers may invest, to a certain extent, in equity securities of small- and mid-capitalization companies as well. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment and small/mid capitalization companies are companies with market capitalization between $100 million and $7 billion at the time of investment. Each sub-adviser places an emphasis on identifying securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the sub-adviser, in current market valuations.

The portfolio intends to invest primarily in common stock but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stock, warrants and securities convertible into common stock. The portfolio may also invest in companies in cyclical industries, emerging growth companies, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand), companies whose growth prospects are not recognized by the market and less widely known companies. For purposes of this portfolio, emerging growth companies are those that a sub-adviser believes are early in their life cycle but have the potential to become major enterprises and those whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

The portfolio may invest up to 25% of its [total] assets in securities of foreign companies and may also make use of various other investment strategies (e.g., investments in debt securities, making secured loans of its portfolio securities). The portfolio may also use derivatives, including writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers to manage the portfolio's assets. It is anticipated that Equitable will allocate the portfolio's assets to three or more sub-advisers. Equitable may change the sub-advisers, which are responsible for managing the portfolio's assets, subject to the approval of the portfolio's board of trustees.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment objective. The portfolio is not a market-timing vehicle.

----------------------------------------------------------
PRINCIPAL INVESTMENT RISKS
----------------------------------------------------------

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

o Derivatives Risk -- The portfolio's investments in derivatives may rise or fall more rapidly than other investments.

o Equity Risk -- Stocks and other equity securities generally fluctuate in value more than bonds.

o Foreign Investing and Emerging Markets Risks-- The value of the portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

o Investment Style Risk -- The sub-advisers primarily use a particular style or set of styles - in this case "growth" styles - to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio's share price.

o Issuer-Specific Risk -- The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The portfolio could lose all of its investment in a company's securities.

o Liquidity Risk -- The risk that exists when particular investments are difficult to purchase or sell. A portfolio's investment in illiquid securities may reduce the returns of a portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

o Small and Mid Capitalization Risk -- Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

o Securities Lending Risk -- For purposes of realizing additional income, the portfolio may lend securities to broker-dealers approved by the Board. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks of lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the sub-advisers, the consideration to be earned from such loans would justify the risk.

o Portfolio Management Risk -- The risk that the strategies used by a portfolio's sub-advisers and their securities selections fail to produce the intended result.

o Portfolio Turnover Risk -- High portfolio turnover may result in increased transaction costs to a portfolio, which may result in higher portfolio expenses and reduced investment returns.

More information about the risks of an investment in the portfolio is provided below in "More About Investment Strategies & Risks."

----------------------------------------------------------
PORTFOLIO PERFORMANCE
----------------------------------------------------------

The Portfolio is newly organized and has had no investment operations of its own prior to the date of this prospectus but is the successor to a similar investment company. On July ___, 2003, the Portfolio merged with EQ/Aggressive Stock Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by the Manager, and assumed its operating history and performance record. The Portfolio is considered the successor to EQ/Aggressive Stock Portfolio and, in turn, its predecessor, HRT Alliance Aggressive Stock Portfolio, which transferred its assets to the EQ/Aggressive Stock Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods commencing on or after October 19, 1999 is that of EQ/Aggressive Stock Portfolio and the performance shown for periods prior to that date is that of HRT Alliance Aggressive Stock Portfolio, whose inception date is January 27, 1986. The performance results of these portfolios have been linked for purposes of this presentation.

The bar chart below gives some indication of the risks of an investment in the Portfolio by showing changes in the performance of the Portfolio's predecessor from year to year and by comparing that performance with a broad measure of market performance. The table below shows the average annual total returns of the Portfolio's predecessor for the past one, five and ten years through December 31, 2002 and compares that performance to the returns of a broad-based index.

Past performance is not an indication of future results. This may be particularly true for this Portfolio because the Portfolio's predecessor was advised by one investment sub-adviser until May 1, 2000. After that date, the predecessor portfolio employed multiple investment sub-advisers until July ___, 2003, when it merged with the Portfolio.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                [CHART OMITTED]

                               1993      16.5%
                               1994      -4.1%
                               1995      31.4%
                               1996      22.1%
                               1997      10.7%
                               1998       0.1%
                               1999     18.55%
                               2000    -13.35%
                               2001    -25.18%
                               2002    -28.86%
--------------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 25.99% (1998 4th Quarter)           (27.23)% (1998 3rd Quarter)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                                     ONE YEAR        FIVE YEARS      TEN YEARS
--------------------------------------------------------------------------------
 EQ/Aggressive Stock Portfolio
   - Class IB Shares              (28.86)%         (11.37)%         0.88%
--------------------------------------------------------------------------------
 Russell 3000 Growth
   Index**                        (28.03)%         ( 4.11)%         6.30%
--------------------------------------------------------------------------------


* For periods prior to the inception of Class IB Shares (October 2, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

**   For more information on this index, see "Description of Benchmarks."

GOALS, STRATEGIES & RISKS
--------------------------------------------------------------------------------
AXA PREMIER VIP HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

MANAGER:        Equitable
SUB-ADVISERS:   Alliance Capital Management L.P.
                Pacific Investment Management Company

--------------------------------------------------------------------------------
KEY TERMS
o TBD --
--------------------------------------------------------------------------------

---------------------------------------------------------
INVESTMENT GOAL
---------------------------------------------------------

High total return through a combination of current income and capital appreciation.

---------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds that are rated below investment grade (so called "junk bonds"), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. For purposes of this investment policy, a debt security is considered a "bond." Debt securities represent an issuer's obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. Junk bonds generally have a higher current yield but are rated Ba or lower by Moody's or BB or lower by S&P or, if unrated, securities of comparable quality.

Utilizing a due diligence process covering a number of key factors, Equitable selects sub-advisers to manage the portfolio's assets. It is anticipated that Equitable will allocate the portfolio's assets to two or more sub-advisers. Equitable may change the sub-advisers, which are responsible for managing the portfolio's assets, subject to the approval of the Trust's board of trustees.

The portfolio's sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers. The portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the portfolio's investments will be income producing.

The portfolio's sub-advisers may, when consistent with the portfolio's investment objective, use derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps) and indexed securities. The portfolio will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the portfolio as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The portfolio may also enter into interest rate transactions as a hedging technique. In these transactions, the portfolio exchanges its right to pay or receive interest with another party for their right to pay or receive interest. The portfolio may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates. The portfolio's sub-adviser's may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of its portfolio securities in order to enhance its current return and to reduce fluctuations in net asset value.

In the event that any securities held by the portfolio fall below those ratings, the portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the sub-adviser believes that such investments are considered appropriate under the circumstances.

The portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment objective.

---------------------------------------------------------
PRINCIPAL INVESTMENT RISKS
---------------------------------------------------------

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

o Credit/Default Risk -- The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. High yield securities involve a substantial risk of default. For more information see "Credit Quality Risk" in "More About Investment Strategies and Risks."

o Currency Risk -- The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

o Interest Risk -- The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

o Foreign Investing Rate Risk -- The value of the portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

o Issuer-Specific Risk -- The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The portfolio could lose all of its investment in a company's securities.

o Liquidity Risk -- The risk that exists when particular investments are difficult to purchase or sell. A portfolio's investment in illiquid securities may reduce the returns of a portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

o Mortgage-Backed and Asset-Backed Securities Risk -- The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility.

o Derivatives Risk -- The portfolio's investments in derivatives may rise or fall more rapidly than other investments.

o Loan Participation Risk -- The portfolio's investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that, under emerging legal theories of lender liability, the portfolio could be held liable as a co-lender.

o Securities Lending Risk -- For purposes of realizing additional income, the portfolio may lend securities to broker-dealers approved by the Board. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks of lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the sub-advisers, the consideration to be earned from such loans would justify the risk.

o Portfolio Management Risk -- The risk that the strategies used by a portfolio's sub-advisers and their securities selections fail to produce the intended result.

More information about the risks of an investment in the portfolio is provided below in "More About Investment Strategies & Risks."

----------------------------------------------------------
PORTFOLIO PERFORMANCE
----------------------------------------------------------

The Portfolio is newly organized and has had no investment operations of its own prior to the date of this prospectus but is the successor to a similar investment company. On July ___, 2003, the Portfolio merged with EQ/High Yield Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by the Manager, and assumed its operating history and performance record. The Portfolio is considered the successor to EQ/High Yield Portfolio and, in turn, its predecessor, HRT Alliance High Yield Portfolio, which transferred its assets to the EQ/High Yield Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods commencing on or after October 19, 1999 is that of EQ/High Yield Portfolio and the performance shown for periods prior to that date is that of HRT Alliance High Yield Portfolio, whose inception date is January 2, 1987. The performance results of these portfolios have been linked for purposes of this presentation.

The bar chart below gives some indication of the risks of an investment in the Portfolio by showing changes in the performance of the Portfolio's predecessor from year to year and by comparing that performance with a broad measure of market performance. The table below shows the average annual total returns of the Portfolio's predecessor for the past one, five and ten years through December 31, 2002 and compares that performance to the returns of a broad-based index.

Past performance is not an indication of future results. This may be particularly true for this Portfolio because the Portfolio's predecessor was advised by one investment sub-adviser until July 15, 2002. After that date, the predecessor portfolio employed multiple investment sub-advisers until July ___, 2003, when it merged with the Portfolio.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN*
--------------------------------------------------------------------------------

                                [CHART OMITTED]
                                 1993      22.9%
                                 1994      -3.0%
                                 1995      19.7%
                                 1996      22.6%
                                 1997      18.2%
                                 1998      -5.4%
                                 1999     -3.58%
                                 2000     -8.90%
                                 2001      0.66%
                                 2002     -2.96%

--------------------------------------------------------------------------------
 Best quarter (% and time period)     Worst quarter (% and time period)
 7.99% (1997 2nd Quarter)             (11.09)% (1998 3rd Quarter)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                                         ONE YEAR      FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 EQ/High Yield Portfolio
   - Class IB Shares                       (2.96)%    (4.10)%            5.32%
--------------------------------------------------------------------------------
 Credit Suisse First Boston Global
   High Yield Index**                       3.10%      1.44%             6.52%
--------------------------------------------------------------------------------


* For periods prior to the inception of Class IB Shares (October 2, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

**  For more information on this index, see "Description of Benchmarks."

PORTFOLIO FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the portfolio. The tables below do not reflect any Contract-related fees and expenses. See the Contract prospectus for a description of those fees and expenses. There are no fees or charges to buy or sell shares of the portfolio, reinvest dividends or exchange into other portfolios.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from portfolio assets, as a percentage of average daily net assets)

------------------------------------------ --------------------------------------- -----------------------------------
                                           AXA PREMIER VIP AGGRESSIVE EQUITY       AXA PREMIER VIP HIGH YIELD
                                           PORTFOLIO - CLASS B SHARES              PORTFOLIO - CLASS B SHARES
------------------------------------------ --------------------------------------- -----------------------------------
MANAGEMENT FEE                                             0.63%                                 0.60%
------------------------------------------ --------------------------------------- -----------------------------------
DISTRIBUTION AND/OR SERVICE FEES (12B-1
FEES)                                                     [0.25%]                               [0.25%]
------------------------------------------ --------------------------------------- -----------------------------------
OTHER EXPENSES                                            [0.08%]                               [0.09%]
------------------------------------------ --------------------------------------- -----------------------------------
TOTAL ANNUAL OPERATING EXPENSES                           [0.96%]*                              [0.94%]
------------------------------------------ --------------------------------------- -----------------------------------

* A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio's expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for Class B shares for the fiscal year ended December 31, 2002 of the Portfolio were 0.91%.

EXAMPLE

This Example is intended to help you compare the direct and indirect cost of investing in each portfolio with the cost of investing in other investment options.

The Example assumes that:

o    You invest $10,000 in the portfolio for the periods indicated;

o    Your investment has a 5% return each year; and

o    The portfolio's operating expenses remain the same.

This Example should not be considered a representation of past or future expenses of the portfolios. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

---------------------------------------- -------------------------------------- --------------------------------------
                                         AXA PREMIER VIP AGGRESSIVE EQUITY      AXA PREMIER VIP HIGH YIELD PORTFOLIO
                                         PORTFOLIO - CLASS B SHARES             - CLASS B SHARES
---------------------------------------- -------------------------------------- --------------------------------------
1 YEAR                                                   $111                                   $109
---------------------------------------- -------------------------------------- --------------------------------------
3 YEARS                                                  $347                                   $340
---------------------------------------- -------------------------------------- --------------------------------------
5 YEARS                                                  $601                                   $590
---------------------------------------- -------------------------------------- --------------------------------------
10 YEARS                                                $1,329                                 $1,306
---------------------------------------- -------------------------------------- --------------------------------------

MORE ABOUT INVESTMENT STRATEGIES & RISKS

For information on investment strategies and risks, please see "More About Investment Strategies & Risks" in the Prospectus.

MANAGEMENT TEAM
THE MANAGER AND THE SUB-ADVISERS

THE MANAGER

Equitable, 1290 Avenue of the Americas, New York, New York 10104, serves as the manager of each portfolio. Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, Equitable has a variety of responsibilities for the general management and administration of the Trust and the portfolios, including the selection of sub-advisers. Equitable plays an active role in monitoring each portfolio and sub-adviser by using systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. Equitable also monitors each sub-adviser's portfolio management team to ensure that investment activities remain consistent with the portfolios' investment style and objectives.

Beyond performance analysis, Equitable monitors significant changes that may impact the sub-adviser's overall business. Equitable monitors continuity in the sub-adviser's operations and changes in investment personnel and senior management. Equitable also performs annual due diligence reviews with each sub-adviser.

In its capacity as manager, Equitable obtains detailed, comprehensive information concerning portfolio and sub-adviser performance and portfolio operations that is used to supervise and monitor the sub-advisers and the portfolio operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which portfolio performance is measured.

Equitable selects sub-advisers from a pool of candidates, including its affiliates, to manage the portfolios. Equitable may add to, dismiss or substitute for the sub-advisers responsible for managing a portfolio's assets subject to the approval of the Trust's board of trustees. Equitable also has discretion to allocate each portfolio's assets among the portfolio's sub-advisers. Equitable recommends sub-advisers for each portfolio to the board of trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser's skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the portfolios are not associated with any one portfolio manager, and benefit from specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and Equitable does not expect to recommend frequent changes of sub-advisers. Equitable has received an exemptive order from the SEC to permit it and the Trust's board of trustees to select and replace sub-advisers and to amend the sub-advisory agreements between Equitable and the sub-advisers without obtaining shareholder approval. Accordingly, Equitable is able, subject to the approval of the Trust's board of trustees, to appoint and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, Equitable may not enter into a sub-advisory agreement with an Affiliated Adviser, unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is approved by the affected portfolio's shareholders. Alliance Capital Management L.P. and AXA Rosenberg Investment Management LLC, two of the current sub-advisers for the Trust, are affiliates of Equitable.

THE SUB-ADVISERS

Each portfolio's investments are selected by two or more sub-advisers, which act independently of one another. The following describes each portfolio's sub-advisers, portfolio manager(s) and each portfolio manager's business experience.

Alliance Capital Management L.P. ("Alliance Capital") serves as a sub-adviser to AXA Premier VIP Aggressive Equity Portfolio and AXA Premier VIP High Yield Portfolio. Alliance Capital, a limited partnership, is indirectly owned by Equitable. As of December 31, 2002, Alliance Capital had approximately $386 billion in assets under management.

Marsico Capital Management LLC ("Marsico") serves as a sub-adviser to AXA Premier VIP Aggressive Equity Portfolio. Marsico is an indirect wholly owned subsidiary of Bank of America Corporation. As of December 31, 2002, Marsico had approximately $14.77 billion in assets under management.

MFS Investment Management ("MFS") serves as a sub-adviser to AXA Premier VIP Aggressive Equity Portfolio. MFS is a subsidiary of Sun Life (U.S.) Financial Services Holding, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc., a diversified financial services organization. As of December 31, 2002, MFS had approximately $112.5 billion in assets under management.

Pacific Investment Management Company LLC ("PIMCO") serves as a sub-adviser to AXA Premier VIP High Yield Portfolio. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Dresdner Asset Management of America, L.P. ("ADAM LP"). Allianz AG ("Allianz") is the indirect majority owner of ADAM LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP. As of December 31, 2002, PIMCO had approximately $304.6 billion in assets under management.

Provident Investment Counsel, Inc. ("Provident") serves as a sub-adviser to AXA Premier VIP Aggressive Equity Portfolio. Provident is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC. As of December 31, 2002, Provident had approximately $4.9 billion in assets under management.

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO            SUB-ADVISERS AND PORTFOLIO              BUSINESS EXPERIENCE
                     MANAGER(S)
-----------------------------------------------------------------------------------------------------------------------------
AXA Premier          ALLIANCE CAPITAL MANAGEMENT L.P.        Investment decisions for the Portfolio are made by a team
VIP Aggressive                                               of employees of Alliance Capital, including employees from
Equity                                                       its Bernstein Investment Research and Management unit.
Portfolio            1345 Avenue of the Americas
                     New York, NY  10105

                     Portfolio Management Team

                     MARSICO CAPITAL MANAGEMENT, LLC         Mr. Marsico has been Chief Executive Officer of Marsico
                                                             since its inception in 1997. Mr. Marsico has 20 years of
                     1200 17th Street                        experience as a securities analyst and portfolio manager.
                     Denver, CO  80202
                                                             Mr. Hillary is a portfolio manager and senior analyst with
                                                             Marsico. He has been with Marsico since 1997.
                     Portfolio Managers
                     Thomas F. Marsico
                     James A. Hillary


                     MFS INVESTMENT MANAGEMENT               A team of investment professionals of MFS is responsible
                     500 Boylston Street                     for the day-to-day management of the portion of the
                     Boston, MA  02116                       Portfolio's assets allocated to MFS.

                     Portfolio Management Team

                     PROVIDENT INVESTMENT COUNSEL,           A team of investment professionals of Provident is
                     INC.                                    primarily responsible for the day-to-day management of the
                     300 North Lake Avenue                   portion of the Portfolio's assets allocated to Provident.
                     Pasadena, CA  91101

                     Portfolio Management Team

AXA Premier          ALLIANCE CAPITAL MANAGEMENT             Mr. Snyder joined Alliance Capital in 2001 as a member of
VIP High Yield       L.P.                                    the High Yield Portfolio Management team and is a Senior
Portfolio                                                    Vice President of Alliance Capital. Prior to joining
                     1345 Avenue of the Americas             Alliance Capital, Mr. Snyder was a Managing Director at
                     New York, NY 10105                      Donaldson, Lufkin and Jenrette and Bear Stearns & Co.,
                                                             where he founded and directed the high yield asset
                     Portfolio Manager                       management group.
                     Michael Snyder

                     PACIFIC INVESTMENT MANAGEMENT COMPANY   The Portfolio Management Team develops and implements
                                                             investment strategy for the Portfolio.
                     840 Newport Center Drive
                     Suite 300                               Raymond Kennedy heads the Portfolio Management Team. Mr.
                     Newport Beach, CA                       Kennedy, a Managing Director of PIMCO, joined PIMCO in
                     92660                                   1996 as a portfolio manager.

                     Portfolio Management Team

MANAGEMENT FEES

Each portfolio pays a fee to Equitable for management services. The Aggressive Equity Portfolio pays a management fee at a maximum annual rate of 0.65% of the average net assets of the portfolio. The High Yield Portfolio pays a management fee at a maximum annual rate of 0.60% of the average net assets of the portfolio.

The sub-advisers are paid by Equitable. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by Equitable, without shareholder approval. For certain administrative services, in addition to the management fee, each portfolio pays Equitable a fee at an annual rate of 0.15% of the portfolio's total average net assets plus $35,000 and an additional $35,000 for each portion of the portfolio for which separate administration services are provided (e.g., portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style).

PORTFOLIO SERVICES

---------------------------------------------------------
BUYING AND SELLING SHARES
---------------------------------------------------------


For information on the buying and selling shares, please see "Buying and Selling Shares" in the Prospectus.

---------------------------------------------------------
RESTRICTIONS ON BUYING AND SELLING SHARES
---------------------------------------------------------


For information on restrictions on buying and selling shares, please see "Restrictions on Buying and Selling Shares" in the Prospectus.


---------------------------------------------------------
HOW PORTFOLIO SHARES ARE PRICED
---------------------------------------------------------

For information on how portfolio shares are priced, please see "How Portfolio Shares are Priced" in the Prospectus.


---------------------------------------------------------
DIVIDENDS AND OTHER DISTRIBUTIONS
---------------------------------------------------------

For information on dividends and other distributions, please see "Dividends and Other Distributions" in the Prospectus.

---------------------------------------------------------
TAX CONSEQUENCES
---------------------------------------------------------

For information on taxes, please see "Tax Consequences" in the Prospectus.

---------------------------------------------------------
ADDITIONAL INFORMATION [FOR CLASS B ONLY]
---------------------------------------------------------

Please see "Additional Information" in the Prospectus.

---------------------------------------------------------
GLOSSARY OF TERMS
---------------------------------------------------------

Please see "Glossary of Terms" in the prospectus.

---------------------------------------------------------
DESCRIPTION OF BENCHMARKS
---------------------------------------------------------

Each portfolio's performance is compared to that of a broad-based securities market index.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.


RUSSELL 3000 INDEX

Composed of 3,000 large U.S. securities, as determined by total market capitalization. This index is capitalization weighted and represents approximately 98% of the investable U.S. equity market.

RUSSELL 3000 GROWTH INDEX

Is an unmanaged index that measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

CREDIT SUISSE FIRST BOSTON GLOBAL HIGH YIELD INDEX

Is an unmanaged trader priced index that mirrors the public high-yield debt market.

FINANCIAL HIGHLIGHTS
[LANGUAGE TO BE INSERTED]

EQ/AGGRESSIVE STOCK PORTFOLIO(B):

                                                                             CLASS IA
                                       -------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                       -------------------------------------------------------------------------------------
                                             2002            2001             2000              1999              1998
                                       --------------- --------------- ----------------- ----------------- -----------------
Net asset value, beginning of year ...    $   22.83       $   30.61       $   38.01         $   34.15         $   36.22
                                          ---------       ---------       ---------         ---------         ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) ........        (0.01)           0.11            0.12              0.12              0.09
 Net realized and unrealized gain
  (loss) on investments ..............        (6.53)          (7.76)          (5.00)             6.22             (0.28)
                                          ---------       ---------       ---------         ---------         ---------
 Total from investment operations ....        (6.54)          (7.65)          (4.88)             6.34             (0.19)
                                          ---------       ---------       ---------         ---------         ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income .............................            -#          (0.10)          (0.13)            (0.12)            (0.16)
 Distributions from realized gains ...            -           (0.03)          (2.39)            (2.36)            (1.72)
                                          ---------       ---------       ---------         ---------         ---------
 Total dividends and distributions ...            -#          (0.13)          (2.52)            (2.48)            (1.88)
                                          ---------       ---------       ---------         ---------         ---------
Net asset value, end of year .........    $   16.29       $   22.83       $   30.61         $   38.01         $   34.15
                                          =========       =========       =========         =========         =========
Total return .........................       (28.68)%        (24.99)%        (13.13)%           18.84%             0.29%
                                          =========       =========       =========         =========         =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ......    $1,333,623      $2,179,759      $3,285,884        $4,368,877        $4,346,907
Ratio of expenses to average net
 assets before fees paid indirectly...         0.71%            0.69%           0.65%(a)          0.56%             0.56%
Ratio of expenses to average net
 assets after fees paid indirectly....         0.66%          N/A             N/A               N/A               N/A
Ratio of net investment income (loss)
 to average net assets before fees
 paid indirectly .....................       ( 0.16)%           0.42%           0.35%(a)          0.33%             0.24%
Ratio of net investment income (loss)
 to average net assets after fees
 paid indirectly .....................       ( 0.11)%          N/A            N/A               N/A               N/A
Portfolio turnover rate ..............          112%             195%           151%                87%              105%

                                                                        CLASS IB
                                       ------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------------
                                            2002          2001            2000            1999         1998
                                       ------------- ------------- ----------------- ------------- ------------
Net asset value, beginning of year ...   $  22.72      $  30.46       $    37.83       $ 34.01       $ 36.13
                                         --------      --------       ----------       -------       -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) ........      (0.07)         0.03             0.06          0.03          0.01
 Net realized and unrealized gain
  (loss) on investments ..............      (6.49)        (7.70)           (4.99)         6.20         (0.29)
                                         --------      --------       ----------       -------       -------
 Total from investment operations ....      (6.56)        (7.67)           (4.93)         6.23         (0.28)
                                         --------      --------       ----------       -------       -------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income .............................          -#        (0.04)           (0.05)         (0.05)       (0.12)
 Distributions from realized gains ...          -         (0.03)           (2.39)         (2.36)       (1.72)
                                         --------      --------       ----------       --------      -------
 Total dividends and distributions ...          -#        (0.07)           (2.44)         (2.41)       (1.84)
                                         --------      --------       ----------       --------      -------
Net asset value, end of year .........   $  16.16      $  22.72       $    30.46       $  37.83      $ 34.01
                                         ========      ========       ==========       ========      =======
Total return .........................     (28.86)%      (25.18)%         (13.35)%        18.55%        0.05%
                                         ========      ========       ==========       ========      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ......   $146,909      $219,748       $  267,858       $233,265      $153,782
Ratio of expenses to average net
 assets before fees paid indirectly ..       0.96%         0.94%            0.90%(a)       0.81%         0.82%
Ratio of expenses to average net
 assets after fees paid indirectly ...       0.91%         N/A             N/A             N/A          N/A
Ratio of net investment income (loss)
 to average net assets before fees
 paid indirectly .....................     ( 0.41)%        0.12%            0.10%(a)       0.07%         0.02%
Ratio of net investment income (loss)
 to average net assets after fees
 paid indirectly ......................     ( 0.36)%        N/A             N/A             N/A          N/A
Portfolio turnover rate ..............        112%          195%             151%            87%          105%

EQ/HIGH YIELD PORTFOLIO(B)(C):

                                                              CLASS IA
                                   -----------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------
                                       2002         2001         2000         1999          1998
                                   ------------ ------------ ------------ ------------ -------------
Net asset value, beginning of
  year ...........................   $  5.46      $  6.00      $  7.43      $  8.71       $ 10.41
                                     -------      -------      -------      -------       -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income (loss) ....      0.48         0.63         0.76         0.90          1.07
 Net realized and unrealized gain
  (loss) on investments ..........     (0.63)        (0.58)      (1.40)       (1.19)        (1.56)
                                     -------      --------     -------      -------       -------
 Total from investment
  operations .....................     (0.15)        0.05        (0.64)       (0.29)        (0.49)
                                     -------      --------     -------      -------       -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..............     (0.49)        (0.59)      (0.79)       (0.96)        (1.03)
 Distributions from realized
  gains ..........................         -             -           -        (0.01)        (0.18)
 Tax return of capital
  distributions ..................         -             -           -        (0.02)            -
                                     -------      --------     -------      -------       -------
 Total dividends and
  distributions ..................     (0.49)        (0.59)      (0.79)       (0.99)        (1.21)
                                     -------      --------     -------      -------       -------
Net asset value, end of year .....   $  4.82      $  5.46      $  6.00      $  7.43       $  8.71
                                     =======      ========     =======      =======       =======
Total return .....................     (2.72)%        0.89%      (8.65)%      (3.35)%       (5.15)%
                                     =======      ========     =======      =======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)...   $234,361     $254,910     $263,012     $336,292      $405,308
Ratio of expenses to average
  net assets .....................      0.69%         0.67%       0.67%        0.63%         0.63%
Ratio of net investment income to
  average net assets .............      9.21%        10.15%      10.54%       10.53%        10.67%
Portfolio turnover rate ..........       141%           88%         87%         178%          181%

                                                                CLASS IB
                                   -----------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                   -----------------------------------------------------------------
                                       2002         2001         2000         1999          1998
                                   ------------ ------------ ------------ ------------ -------------
Net asset value, beginning of
  year ...........................   $  5.43      $  5.97      $  7.40      $  8.69       $ 10.39
                                     -------      -------      -------      -------       -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income (loss) ....      0.47         0.58         0.74         0.87          1.04
 Net realized and unrealized gain
  (loss) on investments ..........     (0.63)        (0.54)      (1.40)       (1.18)        (1.56)
                                     -------      --------     -------      -------       -------
 Total from investment
  operations .....................     (0.16)        0.04        (0.66)       (0.31)        (0.52)
                                     -------      --------     -------      -------       -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..............     (0.48)        (0.58)      (0.77)       (0.95)        (1.00)
 Distributions from realized
  gains ..........................         -             -           -        (0.01)        (0.18)
 Tax return of capital
  distributions ..................         -             -           -        (0.02)            -
                                     -------      --------     -------      -------       -------
 Total dividends and
  distributions ..................     (0.48)        (0.58)      (0.77)       (0.98)        (1.18)
                                     -------      --------     -------      -------       -------
Net asset value, end of year .....   $  4.79      $  5.43      $  5.97      $  7.40       $  8.69
                                     =======      ========     =======      =======       =======
Total return .....................     (2.96)%        0.66%      (8.90)%      (3.58)%       (5.38)%
                                     =======      ========     =======      =======       =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)...   $330,804     $285,484     $230,916     $230,290      $207,042
Ratio of expenses to average
  net assets .....................      0.94%         0.92%       0.92%        0.88%         0.88%
Ratio of net investment income to
  average net assets .............      8.96%         9.97%      10.28%       10.25%        10.60%
Portfolio turnover rate ..........       141%           88%         87%         178%          181%

                       See Notes to Financial Statements.

#    Per share amount is less than $0.01.

(a) Reflects overall portfolio ratios for investment income and non- class specific expense.

(b) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 1999 through October 17, 1999 is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.

(c) Net investment income and capital changes per share are based on monthly average shares outstanding.

            If you would like more information about the portfolios,
             the following document is available free upon request.


       STATEMENT OF ADDITIONAL INFORMATION (SAI) - Provides more detailed information about the portfolios, has been
            filed with the Securities and Exchange Commission and is
                 incorporated into this Prospectus by reference.

           TO ORDER A FREE COPY OF A PORTFOLIO'S SAI, CONTACT
           YOUR FINANCIAL PROFESSIONAL, OR THE PORTFOLIOS AT:                          AXA PREMIER VIP TRUST

                          AXA Premier VIP Trust
                       1290 Avenue of the Americas                          AXA Premier VIP Aggressive Equity Portfolio
                        New York, New York 10104
                         Telephone: 866-231-8585                                AXA Premier VIP High Yield Portfolio
                          Internet: www.[ ].com

          Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require

 Information about the portfolios (including the SAI) can be reviewed
  and copied at the SEC's Public Reference Room in Washington, D.C.          (Investment Company Act File No. 811-10509)
   Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the
         SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section,
                          Washington, D.C. 20549-0102.

AXA PREMIER VIP TRUST

                  AXA ALLOCATION PORTFOLIOS

                    ----------------------------------------------------------

                         AXA CONSERVATIVE ALLOCATION PORTFOLIO

                         AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

                         AXA MODERATE ALLOCATION PORTFOLIO

                         AXA MODERATE-PLUS ALLOCATION PORTFOLIO

                         AXA AGGRESSIVE ALLOCATION PORTFOLIO

                    ----------------------------------------------------------





                                                       PROSPECTUS
                                                       JULY __, 2003




The Securities and Exchange Commission has not approved any portfolio's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. AXA PREMIER VIP TRUST MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                  INTRODUCTION

AXA Premier VIP Trust ("Trust") is a family of distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes the Class A shares of the five AXA Allocation Portfolios of the Trust. Each Allocation Portfolio is a non-diversified portfolio. The AXA Allocation Portfolios are designed as a convenient approach to help investors meet retirement and other long-term goals. Information on each Allocation Portfolio, including investment objective, investment strategies and investment risks, can be found on the pages following this introduction. The investment objective of each AXA Allocation Portfolio is not a fundamental policy and may be changed without a shareholder vote.

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts ("Contracts") issued or to be issued by The Equitable Life Assurance Society of the United States ("Equitable")or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the portfolios that are available under your Contract or under your retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contract owner or participant under a Contract. Not all of the portfolios may be available under your Contract or under your retirement plan. You should consult your Contract prospectus or retirement plan documents to see which portfolios are available.

The investment manager to the AXA Allocation Portfolios is Equitable. Information regarding Equitable is included under "Management Team" in this prospectus.

The co-distributors for each AXA Allocation Portfolio are AXA Advisors, LLC and AXA Distributors, LLC ("Co-Distributors").

The AXA Allocation Portfolios are newly organized and have no operating history or performance information of their own prior to the date of this prospectus. The portfolios in which the AXA Allocation Portfolios invest each have operating histories of at least one year. Performance of the AXA Allocation Portfolios will vary over time.

An investment in an AXA Allocation Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these portfolios, be sure to read all risk disclosures carefully before investing.

                                TABLE OF CONTENTS


--------------------------------------------------------------------------------
THE AXA ALLOCATION PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOALS, STRATEGIES & RISKS
--------------------------------------------------------------------------------

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

AXA Aggressive Allocation Portfolio

--------------------------------------------------------------------------------
MORE ABOUT INVESTMENT STRATEGIES & RISKS
--------------------------------------------------------------------------------

More About Investment Strategies & Risks

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE AXA ALLOCATION PORTFOLIOS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MANAGEMENT TEAM
--------------------------------------------------------------------------------

The Manager

--------------------------------------------------------------------------------
AXA ALLOCATION PORTFOLIO SERVICES
--------------------------------------------------------------------------------

Buying and Selling Shares

Restrictions on Buying and Selling Shares

How AXA Allocation Portfolio Shares are Priced

Dividends and Other Distributions

Tax Consequences

Additional Information

Financial Highlights

THE AXA ALLOCATION PORTFOLIOS AT A GLANCE

The AXA Allocation Portfolios are designed as a convenient approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the AXA Allocation Portfolios based on their risk tolerance, investment time horizons and personal investment goals.

There are five AXA Allocation Portfolios - AXA Conservative Allocation Portfolio, AXA Conservative-Plus Allocation Portfolio, AXA Moderate Allocation Portfolio, AXA Moderate-Plus Allocation Portfolio and AXA Aggressive Allocation Portfolio. Each AXA Allocation Portfolio pursues its investment objective by investing exclusively in other mutual funds (the "Underlying Portfolios") managed by Equitable. The chart below illustrates each AXA Allocation Portfolio according to its emphasis on income and anticipated growth of capital:

--------------------------------------------------------------------------------
AXA ALLOCATION PORTFOLIO                 INCOME            GROWTH OF CAPITAL
--------------------------------------------------------------------------------
Conservative Allocation Portfolio        High              Low
--------------------------------------------------------------------------------
Conservative-Plus Allocation Portfolio   Medium to High    Low to Medium
--------------------------------------------------------------------------------
Moderate Allocation Portfolio            Medium            Medium to High
--------------------------------------------------------------------------------
Moderate-Plus Allocation Portfolio       Low               Medium to High
--------------------------------------------------------------------------------
Aggressive Allocation Portfolio          Low               High
--------------------------------------------------------------------------------

The asset allocation range for each AXA Allocation Portfolio has been approved by the Board of Trustees of the Trust ("Board") and may be changed at any time without shareholder approval. Within the asset allocation range for each AXA Allocation Portfolio, Equitable, as the investment manager, will establish specific percentage targets for each asset class and each Underlying Portfolio to be held by an AXA Allocation Portfolio based on Equitable's proprietary investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. In addition, Equitable, [in conjunction with a third party independent consultant], will select the Underlying Portfolios in which each of the AXA Allocation Portfolios will invest. Equitable may add new Underlying Portfolios or replace existing Underlying Portfolios. Each AXA Allocation Portfolio may temporarily deviate from its asset allocation range for defensive purposes. The following chart describes the current and anticipated allocation among the range of equities and bonds for each AXA Allocation Portfolio.

-----------------------------------------------------------------------------------------------------------------
                           CONSERVATIVE     CONSERVATIVE      MODERATE         MODERATE-PLUS      AGGRESSIVE
ASSET CLASS                ALLOCATION       PLUS-ALLOCATION   ALLOCATION       ALLOCATION         ALLOCATION
-----------------------------------------------------------------------------------------------------------------
RANGE OF EQUITIES               [10%]             [35%]            [55%]             [70%]            [90%]
-----------------------------------------------------------------------------------------------------------------
o        International           [0%]             [0%]             [20%]             [25%]            [30%]
-----------------------------------------------------------------------------------------------------------------
o        Large Cap               [5%]             [15%]            [15%]             [20%]            [20%]
-----------------------------------------------------------------------------------------------------------------
o        Small/Mid Cap           [5%]             [20%]            [20%]             [25%]            [40%]
-----------------------------------------------------------------------------------------------------------------
RANGE OF BONDS                  [90%]             [65%]            [45%]             [30%]            [10%]
-----------------------------------------------------------------------------------------------------------------
o        Investment Grade       [70%]             [55%]            [35%]             [25%]            [10%]
-----------------------------------------------------------------------------------------------------------------
o        High Yield             [20%]             [10%]            [10%]              [5%]             [0%]
-----------------------------------------------------------------------------------------------------------------

Actual allocations can devite from the amounts shown above by 15% for each asset category of each AXA Allocation Portfolio. The percentage allocation of an AXA Allocation Portfolio's assets also could from time to time deviate from its asset allocation range as a result of appreciation or depreciation of the shares of the Underlying Portfolios in which an AXA Allocation Portfolio is invested. The AXA Allocation Portfolios have adopted certain policies to reduce the likelihood of such an occurrence. First, Equitable will rebalance each AXA Allocation Portfolio's holdings at least [insert timing/frequency]. Rebalancing is the process of bringing the asset allocation of an AXA Allocation Portfolio back into alignment with its asset allocation range. [In addition, Equitable will not allocate any new investment dollars to any Underlying Portfolio in an asset class whose maximum percentage has been exceeded. Finally, Equitable will allocate new investment dollars on a priority basis to Underlying Portfolios in any asset class whose minimum percentage has not been achieved.]

In order to give you a better understanding of the types of Underlying Portfolios that fall within a particular asset category, the table below lists the Underlying Portfolios, divided by asset category, in which the AXA Allocation Portfolios currently may invest. Each of the Underlying Portfolios is advised by Equitable and sub-advised by other advisers, certain of which are affiliates of Equitable. You should be aware that in addition to the fees directly associated with an AXA Allocation Portfolio, you will also indirectly bear the fees of the Underlying Portfolios, which include management fees paid to Equitable, and in certain instances, advisory fees paid by Equitable to its affiliates.

--------------------------------------------------------------------------------
Investment                     International                       Small/Mid Cap
Grade Bond   High Yield Bond   Equities        Large Cap Equities  Equities
--------------------------------------------------------------------------------
TBD          TBD               TBD             TBD                 TBD
--------------------------------------------------------------------------------

Please note that the Underlying Portfolios may already be available directly as an investment option in your variable annuity contract or variable life policy and that an investor in any of the AXA Allocation Portfolios bears both the expenses of the particular AXA Allocation Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of an AXA Allocation Portfolio instead of in the AXA Allocation Portfolio itself. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by Equitable.

GOALS, STRATEGIES & RISKS
--------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

MANAGER:          Equitable

--------------------------------------------------------------------------------
INVESTMENT GOAL
--------------------------------------------------------------------------------

Seeks a high level of current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

To invest in Underlying Portfolios according to an asset allocation program designed to meet an investor's risk tolerance, investment time horizons and personal objectives. This Portfolio invests approximately 90% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 10% of its assets in Underlying Portfolios that emphasize equity investments. Within these approximate ranges, the Portfolio generally will allocate its assets across the following asset categories in the approximate percentages shown in the chart below.

--------------------------------------------------------------------------------
International Equity Securities                                    %
--------------------------------------------------------------------------------
Large Cap Equity Securities                                        %
--------------------------------------------------------------------------------
Small/Mid Cap Equity Securities                                    %
--------------------------------------------------------------------------------
Investment Grade Bonds                                             %
--------------------------------------------------------------------------------
High Yield Bonds                                                   %
--------------------------------------------------------------------------------

This Portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. Equitable has based the target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio's investment objective. Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the Portfolio invests.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the Portfolio are:

o Risks Associated with Underlying Portfolios - Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio.

o Management Risk -- The risk that the Manager's selection of the Underlying Portfolios, and the allocation and reallocation of Portfolio assets among the Underlying Portfolios, may not produce the desired results.

o Market Risk -- The Underlying Portfolios' share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Manager's assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios' investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

o Non-Diversification Risk -- The Portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the Portfolio's investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the Portfolio is provided below in "More About Investment Strategies & Risks."

GOALS, STRATEGIES & RISKS
--------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

MANAGER:          Equitable

--------------------------------------------------------------------------------
INVESTMENT GOAL
--------------------------------------------------------------------------------

Seeks current income and growth of capital, with a greater emphasis on current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

To invest in Underlying Portfolios according to an asset allocation program designed to meet an investor's risk tolerance, investment time horizons and personal objectives. This Portfolio invests approximately 65% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 35% of its assets in Underlying Portfolios that emphasize equity investments. Within these approximate ranges, the Portfolio generally will allocate its assets across the following asset categories in the approximate percentages shown in the chart below.

--------------------------------------------------------------------------------
International Equity Securities                                      %
--------------------------------------------------------------------------------
Large Cap Equity Securities                                          %
--------------------------------------------------------------------------------
Small/Mid Cap Equity Securities                                      %
--------------------------------------------------------------------------------
Investment Grade Bonds                                               %
--------------------------------------------------------------------------------
High Yield Bonds                                                     %
--------------------------------------------------------------------------------

This Portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. Equitable has based the target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio's investment objective. Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the Portfolio invests.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the Portfolio are:

o Risks Associated with Underlying Portfolios - Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio.

o Management Risk -- The risk that the Manager's selection of the Underlying Portfolios, and the allocation and reallocation of Portfolio assets among the Underlying Portfolios, may not produce the desired results.

o Market Risk -- The Underlying Portfolios' share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Manager's assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios' investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

o Non-Diversification Risk -- The Portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the Portfolio's investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the Portfolio is provided below in "More About Investment Strategies & Risks."

GOALS, STRATEGIES & RISKS
--------------------------------------------------------------------------------
AXA MODERATE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

MANAGER:          Equitable

--------------------------------------------------------------------------------
INVESTMENT GOAL
--------------------------------------------------------------------------------

Seeks long-term capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

To invest in Underlying Portfolios according to an asset allocation program designed to meet an investor's risk tolerance, investment time horizons and personal objectives. This Portfolio invests approximately 55% of its assets in Underlying Portfolios that emphasize equity investments and approximately 45% of its assets in Underlying Portfolios that emphasize fixed income investments. Within these approximate ranges, the Portfolio generally will allocate its assets across the following asset categories in the approximate percentages shown in the chart below.

--------------------------------------------------------------------------------
International Equity Securities                                         %
--------------------------------------------------------------------------------
Large Cap Equity Securities                                             %
--------------------------------------------------------------------------------
Small/Mid Cap Equity Securities                                         %
--------------------------------------------------------------------------------
Investment Grade Bonds                                                  %
--------------------------------------------------------------------------------
High Yield Bonds                                                        %
--------------------------------------------------------------------------------

This Portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. Equitable has based the target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio's investment objective. Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the Portfolio invests.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the Portfolio are:

o Risks Associated with Underlying Portfolios - Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio.

o Management Risk -- The risk that the Manager's selection of the Underlying Portfolios, and the allocation and reallocation of Portfolio assets among the Underlying Portfolios, may not produce the desired results.

o Market Risk -- The Underlying Portfolios' share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Manager's assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios' investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

o Non-Diversification Risk -- The Portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the Portfolio's investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the Portfolio is provided below in "More About Investment Strategies & Risks."

--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE
--------------------------------------------------------------------------------

The Portfolio is newly organized and has had no investment operations of its own prior to the date of this prospectus but is the successor to a similar investment company. On July ___, 2003, the Portfolio merged with EQ/Balanced Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by Equitable, and assumed its operating history and performance record. The Portfolio is considered the successor to EQ/Balanced Portfolio and, in turn, its predecessor, HRT Alliance Balanced Portfolio, which transferred its assets to the EQ/Balanced Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods commencing on or after October 19, 1999 is that of EQ/Balanced Portfolio and the performance shown for periods prior to that date is that of HRT Alliance Balanced Portfolio, whose inception date is January 27, 1986. The performance results of these portfolios have been linked for purposes of this presentation.

The bar chart below gives some indication of the risks of an investment in the Portfolio by showing changes in the performance of the Portfolio's predecessor from year to year and by comparing that performance with a broad measure of market performance. The table below shows the average annual total returns of the Portfolio's predecessor for the past one, five and ten years through December 31, 2002 and compares that performance to the returns of a "blended" index of equity and fixed income securities.

Past performance is not an indication of future results. This may be particularly true for this Portfolio because the Portfolio's predecessor invested directly in a combination of equity and debt securities, while the Portfolio invests substantially all of its assets in other mutual funds that emphasize either equity and debt investments. In addition, the Portfolio's predecessor was advised by one investment sub-adviser until May 1, 2000. After that date, the predecessor portfolio employed multiple investment sub-advisers until July ___, 2003, when it merged with the Portfolio.

Both the bar chart and the table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                [CHART OMITTED]

                                1993      12.3%
                                1994      -8.0%
                                1995      19.8%
                                1996      11.7%
                                1997      15.1%
                                1998      18.1%
                                1999     17.79%
                                2000     -1.32%
                                2001     -1.85%
                                2002    -12.52%

--------------------------------------------------------------------------------
       Best quarter (% and time      Worst quarter (% and time
       period)                       period)
       13.88% (1998 4th              (8.44)% (2001 3rd Quarter)
       Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                   ONE YEAR       FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 EQ/Balanced Portfolio
   - Class IA Shares                 (12.52)%    3.35%          6.47%
--------------------------------------------------------------------------------
 60% S&P 500/40% Lehman
   Brothers
   Aggregate Bond Index*,**          ( 9.15)%    2.67%          8.61%
--------------------------------------------------------------------------------
 50% S&P 500/50% Lehman
   Aggregate*                        ( 5.92)%    3.49%          8.43%
--------------------------------------------------------------------------------

  *   For more information on this index, see "Description of Benchmarks."

 ** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

GOALS, STRATEGIES & RISKS
--------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

MANAGER:          Equitable

--------------------------------------------------------------------------------
INVESTMENT GOAL
--------------------------------------------------------------------------------

Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

To invest in Underlying Portfolios according to an asset allocation program designed to meet an investor's risk tolerance, investment time horizons and personal objectives. This Portfolio invests approximately 70% of its assets in Underlying Portfolios that emphasize equity investments and approximately 30% of its assets in Underlying Portfolios that emphasize fixed income investments. Within these approximate ranges, the Portfolio generally will allocate its assets across the following asset categories in the approximate percentages shown in the chart below.

--------------------------------------------------------------------------------
International Equity Securities                                       %
--------------------------------------------------------------------------------
Large Cap Equity Securities                                           %
--------------------------------------------------------------------------------
Small/Mid Cap Equity Securities                                       %
--------------------------------------------------------------------------------
Investment Grade Bonds                                                %
--------------------------------------------------------------------------------
High Yield Bonds                                                      %
--------------------------------------------------------------------------------

This Portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. Equitable has based the target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio's investment objective. Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the Portfolio invests.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the Portfolio are:

o Risks Associated with Underlying Portfolios - Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio.

o Management Risk -- The risk that the Manager's selection of the Underlying Portfolios, and the allocation and reallocation of Portfolio assets among the Underlying Portfolios, may not produce the desired results.

o Market Risk -- The Underlying Portfolios' share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Manager's assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios' investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

o Non-Diversification Risk -- The Portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the Portfolio's investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the Portfolio is provided below in "More About Investment Strategies & Risks."

GOALS, STRATEGIES & RISKS
--------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

MANAGER:          Equitable

--------------------------------------------------------------------------------
INVESTMENT GOAL
--------------------------------------------------------------------------------

Seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

To invest in Underlying Portfolios according to an asset allocation program designed to meet an investor's risk tolerance, investment time horizons and personal objectives. This Portfolio invests approximately 90% of its assets in Underlying Portfolios that emphasize equity investments and approximately 10% of its assets in Underlying Portfolios that emphasize fixed income investments. Within these approximate ranges, the Portfolio generally will allocate its assets across the following asset categories in the approximate percentages shown in the chart below.

--------------------------------------------------------------------------------
International Equity Securities                                        %
--------------------------------------------------------------------------------
Large Cap Equity Securities                                            %
--------------------------------------------------------------------------------
Small/Mid Cap Equity Securities                                        %
--------------------------------------------------------------------------------
Investment Grade Bonds                                                 %
--------------------------------------------------------------------------------
High Yield Bonds                                                       %
--------------------------------------------------------------------------------

This Portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. Equitable has based the target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio's investment objective. Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the Portfolio invests.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

An investment in the portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the Portfolio are:

o Risks Associated with Underlying Portfolios - Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio.

o Management Risk -- The risk that the Manager's selection of the Underlying Portfolios, and the allocation and reallocation of Portfolio assets among the Underlying Portfolios, may not produce the desired results.

o Market Risk -- The Underlying Portfolios' share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Manager's assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios' investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

o Non-Diversification Risk -- The Portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the Portfolio's investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the Portfolio is provided below in "More About Investment Strategies & Risks."

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Each AXA Allocation Portfolio follows a distinct set of investment strategies. To the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest primarily in equity securities, the portfolio will be subject to the risks of investing in equity securities. To the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities. The AXA Allocation Portfolios also may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should an AXA Allocation Portfolio take this action, it may not achieve its investment objective. The AXA Allocation Portfolios also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes. The Underlying Portfolios have principal investment strategies that come with inherent risks. Each Underlying Portfolio's principal risks are described in more detail in the Underlying Portfolios' prospectus.

--------------------------------------------------------------------------------
RISKS OF EQUITY INVESTMENTS
--------------------------------------------------------------------------------

Each Portfolio may investment a portion of its assets in Underlying Portfolios that emphasize investments in equity securities. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of equity securities. As a general matter, the Aggressive Allocation, Moderate-Plus Allocation and Moderate Allocation Portfolios will be subject to the risks of investing in equity securities to a greater extent than the Conservative Allocation and Conservative-Plus Allocation Portfolios. The risks of investing in equity securities include:

o Equity Risk - Stocks and other equity securities generally fluctuate in value more than bonds.

o Foreign Investing and Emerging Markets Risk - The value of an Underlying Portfolio's investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

o Investment Style Risk -- The sub-advisers to the Underlying Portfolios may use a particular style or set of styles, such as "growth" or "value" styles, to select investments for the Underlying Portfolio. These styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Underlying Portfolio's share price.

o Issuer-Specific Risk -- The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Underlying Portfolio could lose all of its investment in a company's securities.

o Small- and Mid-Capitalization Risk -- There may be an increased risk for Underlying Portfolios that invest in small and mid-capitalization companies because the common stocks of small-and mid-capitalization companies generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

o Portfolio Management Risk -- The risk that the strategies used by the Underlying Portfolios' sub-advisers and their securities selections fail to produce the intended results.


--------------------------------------------------------------------------------
RISKS OF FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

Each Portfolio may invest a portion of its assets in Underlying Portfolios that invest primarily in debt securities. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds. Examples of bonds include, but are not limited to, corporate debt securities (including notes), asset-backed securities, securities issued by the U.S. Government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as limited in each Underlying Portfolio's investment strategies. In addition to bonds, debt securities also include money market instruments. As a general matter, the Conservative Allocation and Conservative-Plus

Allocation Portfolios will be subject to the risks of investing in fixed income securities to a greater extent than the Aggressive Allocation, Moderate-Plus Allocation and Moderate Allocation Portfolios. The risks of invest in fixed income securities include:

o Credit/Default Risk - The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. High yield securities may involve a substantial risk of default.

o Currency Risk - The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

o Interest Rate Risk -- The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

o Foreign Investing Risk - The value of an Underlying Portfolio's investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

o Issuer Specific Risk -- The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. An Underlying Portfolio could lose all of investments in a company's securities.

o Liquidity Risk -- The risk that exists when particular investments are difficult to purchase or sell. An Underlying Portfolio's investment in illiquid securities may reduce the returns of the Underlying Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. This may result in a loss or may be costly to an Underlying Portfolio.

o Mortgage-Backed and Asset-Backed Risk -- The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

o Derivatives Risk -- An Underlying Portfolio's investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a portfolio's exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

o Portfolio Management Risk -- The risk that the strategies used by an Underlying Portfolio's sub-adviser and its securities selections fail to produce the intended results.

FEES AND EXPENSES OF THE AXA ALLOCATION PORTFOLIOS

The following tables describe the fees and expenses that you would pay if you buy and hold shares of the AXA Allocation Portfolios. The tables below do not reflect any Contract-related fees and expenses. See the Contract prospectus for a description of those fees and expenses. There are no fees or charges to buy or sell shares of the AXA Allocation Portfolios, reinvest dividends or exchange into other Portfolios.

ANNUAL AXA ALLOCATION PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets, as a percentage of average daily net assets)

--------------------------------------------------------------------------------
                               AXA Conservative Allocation Portfolio**
                               AXA Conservative-Plus Allocation Portfolio**
                               AXA Moderate Allocation Portfolio**
                               AXA Moderate-Plus Allocation Portfolio**
                               AXA Aggressive Allocation Portfolio**
--------------------------------------------------------------------------------
Management Fee                                    0.10%
--------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees                                       NONE
--------------------------------------------------------------------------------
Other Expenses                                   [0.__%]
--------------------------------------------------------------------------------
Total Operating Expenses                         [0.__%]
--------------------------------------------------------------------------------
Waiver/Expense Reimbursement*                    [0.__%]
--------------------------------------------------------------------------------
Net Operating Expenses                           [0.10%]
--------------------------------------------------------------------------------

* Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses until April 30, 2004 ("Expense Limitation Agreement") so that the Total Operating Expenses of each AXA Allocation Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see "Management Team - The Manager - Expense Limitation Agreement."

** The AXA Allocation Portfolios invest in shares of Underlying Portfolios. Therefore, each AXA Allocation Portfolio will, in addition to its own expenses such as management fees, bear its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each AXA Allocation Portfolio will be reduced by each Underlying Portfolio's expenses. As of the date of this prospectus, the range of expenses (as a percentage of average net assets) expected to be incurred indirectly in connection with each AXA Allocation Portfolio's investments in Underlying Portfolios is: Conservative Allocation Portfolio [insert]; Conservative-Plus Allocation Portfolio [insert]; Moderate Allocation Portfolio [insert]; Moderate-Plus Allocation Portfolio [insert]; and Aggressive Allocation Portfolio [insert]. This information is based on a weighted-average range of the expense ratios since the average assets of each AXA Allocation Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower depending on the allocation of an AXA Allocation Portfolio's assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios.

EXAMPLE

This Example is intended to help you compare the direct and indirect costs of investing in each AXA Allocation Portfolio with the cost of investing in other investment options.

The Example assumes that:

o You invest $10,000 in an AXA Allocation Portfolio for the time periods indicated;

o    Your investment has a 5% return each year and

o The AXA Allocation Portfolio's operating expenses remain the same, except that each AXA Allocation Portfolio's total operating expenses are assumed to be its "Net Operating Expenses" for the period that the Manager has contractually agreed to limit the Portfolio's total operating expenses and "Total Operating Expenses" for the subsequent periods (as shown in the table above).

This Example should not be considered a representation of past or future expenses of the AXA Allocation Portfolios. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                 AXA Conservative Allocation Portfolio
                                 AXA Conservative-Plus Allocation Portfolio
                                 AXA Moderate Allocation Portfolio
                                 AXA Moderate-Plus Allocation Portfolio
                                 AXA Aggressive Allocation Portfolio
--------------------------------------------------------------------------------
1 Year
--------------------------------------------------------------------------------
3 Years
--------------------------------------------------------------------------------

MANAGEMENT TEAM
THE MANAGER

THE MANAGER

Equitable, through its AXA Funds Management Group unit ("AXA FMG"), 1290 Avenue of the Americas, New York, New York 10104, manages each AXA Allocation Portfolio. Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and an indirect wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, Equitable is responsible for the general management and administration of the Trust and the AXA Allocation Portfolios. In addition to its managerial responsibilities, Equitable also is responsible for determining the asset allocation range for each AXA Allocation Portfolio and ensuring that the allocations are consistent with the guidelines that have been approved by the Board. Within the asset allocation range for each AXA Allocation Portfolio, Equitable will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by an AXA Allocation Portfolio based on Equitable's proprietary investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. Equitable also will periodically rebalance each AXA Allocation Portfolio's holdings to bring the asset allocation of an AXA Allocation Portfolio back into alignment with its asset allocation range. Equitable has hired an independent consultant to assist it with the selection of Underlying Portfolios.

A committee of AXA FMG investment personnel manages each AXA Allocation
Portfolio.

MANAGEMENT FEES

Each AXA Allocation Portfolio pays a fee to Equitable for management services at an annual rate of 0.10% of the average net assets of each AXA Allocation Portfolio. For certain administrative services, in addition to the management fee, each AXA Allocation Portfolio pays Equitable a fee at an annual rate of 0.15% of the AXA Allocation Portfolio's total average net assets. As noted in the prospectus for each Underlying Portfolio, Equitable and, in certain cases, its affiliates serve as investment manager, investment adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with an AXA Allocation Portfolio.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting until April 30, 2004 the expenses of each AXA Allocation Portfolio, the Manager has entered into an expense limitation agreement with AXA Premier VIP Trust with respect to the AXA Allocation Portfolios ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each portfolio's business, are limited to [0.10%].

Equitable may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the portfolio's expense ratio and such reimbursements do not exceed the portfolio's expense cap. If the actual expense ratio is less than the expense cap and Equitable has recouped any eligible previous payments made, the portfolio will be charged such lower expenses.

PORTFOLIO SERVICES

--------------------------------------------------------------------------------
BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

Each AXA Allocation Portfolio offers Class A and Class B shares. All shares are purchased and sold at their net asset value without any sales load. The AXA Allocation Portfolios are not designed for professional market-timers, see the section entitled "Purchase Restrictions on Market-Timers."

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

--------------------------------------------------------------------------------
RESTRICTIONS ON BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PURCHASE RESTRICTIONS
--------------------------------------------------------------------------------

The AXA Allocation Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

--------------------------------------------------------------------------------
PURCHASE RESTRICTIONS ON MARKET-TIMERS AND ACTIVE TRADERS
--------------------------------------------------------------------------------

Each AXA Allocation Portfolio and the Co-distributors reserve the right to refuse or limit any purchase order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the AXA Allocation Portfolio's other shareholders or would disrupt the management of the AXA Allocation Portfolio.

You should note that the Trust is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Trust's portfolios. These kinds of strategies and transfer activities are disruptive to the Trust's portfolios. If we determine that your transfer patterns among the Trust's portfolios are disruptive to the Trust's portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

We currently consider transfers into and out of (or vice versa) a portfolio within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently give additional individualized notice, to owners who have engaged in such activity, of our intention to restrict such services. However, we may not continue to give such individualized notice. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.]

--------------------------------------------------------------------------------
SELLING RESTRICTIONS
--------------------------------------------------------------------------------

The table below describes restrictions placed on selling shares of any portfolio described in this Prospectus.

RESTRICTION                                                         SITUATION

--------------------------------------------------------------------------------------------------------------------------
The portfolio may suspend the right of redemption or                      o    When the New York Stock Exchange is closed
postpone payment for more than 7 days:                                            (other than a weekend/holiday).
                                                                          o    During an emergency.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                          o    Any other period permitted by the SEC.
--------------------------------------------------------------------------------------------------------------------------
A portfolio may pay the redemption price in whole or part by a            o    When it is detrimental for a portfolio to
distribution in kind of readily marketable securities in lieu                  make cash payments as determined in the sole
of cash or may take up to 7 days to pay a redemption request                   discretion of Equitable.
in order to raise capital:
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW PORTFOLIO SHARES ARE PRICED
--------------------------------------------------------------------------------

"Net asset value" is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

--------------------------------------------------------------------------------
                             TOTAL MARKET VALUE OF SECURITIES +
                            CASH AND OTHER ASSETS - LIABILITIES
NET ASSET VALUE = --------------------------------------------------------------
                               NUMBER OF OUTSTANDING SHARES
--------------------------------------------------------------------------------

The net asset value of portfolio shares is determined according to this schedule:

o A share's net asset value is determined as of the close of regular trading on the New York Stock Exchange ("Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

o The price you pay for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is placed by an insurance company or qualified retirement plan.

Shares of the Underlying Portfolios held by the AXA Allocation Portfolios are valued at their net asset value. Portfolio securities and other assets of the Underlying Portfolios are valued based on market price quotations. If market price quotations are not readily available, securities are valued by a method that reflects fair value. If an Underlying Portfolio includes investments that are not sold often or are not sold on any exchanges, the board of trustees of the Underlying Portfolios or its delegate will, in good faith, estimate fair value of these investments. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board of trustees of the Underlying Portfolios believes accurately reflects fair value. This policy is intended to assure that the Underlying Portfolio's net asset value fairly reflects security values as of the time of pricing. Because foreign securities sometimes trade on days when fund shares are not priced, the value of an Underlying Portfolio's investments that includes such securities may change on days when fund shares cannot be purchased or redeemed. Debt obligations maturing within 60 days of the valuation date are valued at amortized cost.

--------------------------------------------------------------------------------
DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------

The AXA Allocation Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the portfolios.

--------------------------------------------------------------------------------
TAX CONSEQUENCES
--------------------------------------------------------------------------------

Each AXA Allocation Portfolio is treated as a separate entity, and intends to qualify to be treated as a regulated investment company, for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (portfolio) level. They pass through their income and gains to their shareholders by paying dividends. A portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, types of income, and dividend payment requirements. Although the Trust intends that it and each portfolio will be operated to have no federal tax liability, if they have any federal tax liability, it could hurt the investment performance of the portfolio in question. Also, any portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes, which could reduce the investment performance of the portfolio.

It is important for each AXA Allocation Portfolio to maintain its regulated investment company status because the shareholders of the portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the portfolio meet tax qualification rules for variable insurance contracts. If a portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Manager and as the administrator for the Trust, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

Contract owners seeking to understand the tax consequences of their investments should consult with their tax advisers or the insurance company that issued their variable products or refer to their Contract prospectus.

FINANCIAL HIGHLIGHTS
[LANGUAGE TO BE INSERTED]

EQ/Balanced Portfolio (C)(D)(E)

                                                                        CLASS IA
                                    -----------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                    -----------------------------------------------------------------------------
                                          2002            2001            2000           1999           1998
                                    --------------- --------------- --------------- -------------- --------------
Net asset value, beginning of
  period ..........................    $   14.52       $   15.20       $   19.18      $   18.51      $   17.58
                                       ---------       ---------       ---------      ---------      ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............         0.33            0.40            0.60           0.52           0.56
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........        (2.15)          (0.69)          (0.92)          2.69           2.54
                                       ---------       ---------       ---------      ---------      ---------
 Total from investment
  operations ......................        (1.82)          (0.29)          (0.32)          3.21           3.10
                                       ---------       ---------       ---------      ---------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............        (0.16)          (0.39)          (0.62)         (0.56)         (0.50)
 Distributions from realized
  gains ...........................            -               -           (3.04)         (1.98)         (1.67)
                                       ---------       ---------       ---------      ---------      ---------
 Total dividends and
  distributions ...................        (0.16)          (0.39)          (3.66)         (2.54)         (2.17)
                                       ---------       ---------       ---------      ---------      ---------
Net asset value, end of period         $   12.54       $   14.52       $   15.20      $   19.18      $   18.51
                                       =========       =========       =========      =========      =========
Total return ......................       (12.52)%         (1.85)%         (1.32)%        17.79%         18.11%
                                       =========       =========       =========      =========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................    $2,908,058      $2,122,401      $1,914,143     $2,126,313     $1,936,429
Ratio of expenses to average
 net assets after waivers .........         0.65%           0.65%        N/A             N/A            N/A
Ratio of expenses to average
 net assets after waivers and
 fees paid indirectly .............         0.63%        N/A             N/A             N/A            N/A
Ratio of expenses to average
 net assets before waivers
 and fees paid indirectly .........         0.66%           0.65%           0.59%           0.44%          0.45%
Ratio of net investment
 income to average net
 assets after waivers .............         1.91%           2.74%        N/A             N/A            N/A
Ratio of net investment
 income to average net
 assets after waivers and
 fees paid indirectly .............         1.93%        N/A             N/A             N/A            N/A
Ratio of net investment
 income to average net
 assets before waivers and
 fees paid indirectly .............         1.90%           2.74%           3.17%           2.68%          3.00%
Portfolio turnover rate ...........          337%            184%            183%            107%            95%
Effect of voluntary expense
 limitation during the period:
 Per share benefit to net
 investment income ................    $       -#      $       -         N/A             N/A            N/A

                                                                  CLASS IB
                                    ----------------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,                  JULY 8, 1998*
                                    ---------------------------------------------------         TO
                                         2002          2001         2000        1999     DECEMBER 31, 1998
                                    ------------- ------------- ----------- ----------- ------------------
Net asset value, beginning of
  period ..........................   $  14.45       $ 15.14      $ 19.15     $ 18.51       $   19.48
                                      --------       -------      -------     -------       ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............       0.26          0.35         0.55       0.47             0.24
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........      (2.10)        (0.67)       (0.93)      2.69             0.66
                                      --------       -------      -------     -------       ---------
 Total from investment
  operations ......................      (1.84)        (0.32)       (0.38)      3.16             0.90
                                      --------       -------      -------     -------       ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............      (0.14)        (0.37)       (0.59)      (0.54)          (0.20)
 Distributions from realized
  gains ...........................          -             -        (3.04)      (1.98)          (1.67)
                                      --------       -------      -------     -------       ---------
 Total dividends and
  distributions ...................      (0.14)        (0.37)       (3.63)      (2.52)          (1.87)
                                      --------       -------      -------     -------       ---------
Net asset value, end of period        $  12.47       $ 14.45      $ 15.14     $ 19.15       $   18.51
                                      ========       =======      =======     =======       =========
Total return ......................     (12.71)%       (2.08)%      (1.58)%     17.50%           4.92%(b)
                                      ========       =======      =======     =======       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................   $665,088      $359,212     $41,282     $10,701       $      10
Ratio of expenses to average
 net assets after waivers .........       0.90%        0.90%      N/A          N/A           N/A
Ratio of expenses to average
 net assets after waivers and
 fees paid indirectly .............       0.88%      N/A          N/A          N/A           N/A
Ratio of expenses to average
 net assets before waivers
 and fees paid indirectly .........       0.91%        0.90%        0.84%       0.69%           0.70%(a)
Ratio of net investment
 income to average net
 assets after waivers .............       1.66%        3.72%      N/A          N/A           N/A
Ratio of net investment
 income to average net
 assets after waivers and
 fees paid indirectly .............       1.68%      N/A          N/A          N/A           N/A
Ratio of net investment
 income to average net
 assets before waivers and
 fees paid indirectly .............       1.65%        3.72%        2.92%       2.43%           2.65%(a)
Portfolio turnover rate ...........        337%         184%         183%        107%             95%
Effect of voluntary expense
 limitation during the period:
 Per share benefit to net
 investment income ................   $      -#     $     -       N/A          N/A           N/A

                       See Notes to Financial Statements.

#    Per share amount is less than $0.01.

(a)  Annualized

(b)  Total return is not annualized.

(c) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 1999 through October 17, 1999 is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.

(d) On May 19, 2001, this Portfolio received, through a substitution transaction, the assets and liabilities of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio, and Mercury World Strategy Portfolio that followed the same investment objectives as this Portfolio. Information prior to the year ended December 31, 2001 represents the results of operations of the EQ/Balanced Portfolio.

(e) On November 22, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Alliance Growth Investors Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Balanced Portfolio.

     If you would like more information about the AXA Allocation Portfolios, the following document is available free upon request.

       STATEMENT OF ADDITIONAL INFORMATION (SAI) - Provides more detailed information about the AXA Allocation Portfolios, has been filed with the
        Securities and Exchange Commission and is incorporated into this
                            Prospectus by reference.

           TO ORDER A FREE COPY OF THE AXA ALLOCATION PORTFOLIOS' SAI,
                     CONTACT YOUR FINANCIAL PROFESSIONAL, OR
                        THE AXA ALLOCATION PORTFOLIOS AT:

                              AXA Premier VIP Trust
                           1290 Avenue of the Americas
                            New York, New York 10104
                             Telephone: 866-231-8585


   Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require

   Information about the AXA Allocation Portfolios (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington,
                                D.C. 20549-0102.

                              AXA PREMIER VIP TRUST


                            AXA ALLOCATION PORTFOLIOS

                      AXA Conservative Allocation Portfolio

                   AXA Conservative-Plus Allocation Portfolio

                        AXA Moderate Allocation Portfolio

                     AXA Moderate-Plus Allocation Portfolio

                       AXA Aggressive Allocation Portfolio




                   (Investment Company Act File No. 811-10509)




                          (C)2003 AXA Premier VIP Trust

AXA PREMIER VIP TRUST

                  AXA ALLOCATION PORTFOLIOS

                    ------------------------------------------------------------

                         AXA CONSERVATIVE ALLOCATION PORTFOLIO

                         AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

                         AXA MODERATE ALLOCATION PORTFOLIO

                         AXA MODERATE-PLUS ALLOCATION PORTFOLIO

                         AXA AGGRESSIVE ALLOCATION PORTFOLIO

                    ------------------------------------------------------------



                                                    PROSPECTUS
                                                    JULY __, 2003



The Securities and Exchange Commission has not approved any portfolio's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. AXA PREMIER VIP TRUST MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                  INTRODUCTION

AXA Premier VIP Trust ("Trust") is a family of distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes the Class B shares of the five AXA Allocation Portfolios of the Trust. Each Allocation Portfolio is a non-diversified portfolio. The AXA Allocation Portfolios are designed as a convenient approach to help investors meet retirement and other long-term goals. Information on each Allocation Portfolio, including investment objective, investment strategies and investment risks, can be found on the pages following this introduction. The investment objective of each AXA Allocation Portfolio is not a fundamental policy and may be changed without a shareholder vote.

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts ("Contracts") issued or to be issued by The Equitable Life Assurance Society of the United States ("Equitable") or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the portfolios that are available under your Contract or under your retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contract owner or participant under a Contract. Not all of the portfolios may be available under your Contract or under your retirement plan. You should consult your Contract prospectus or retirement plan documents to see which portfolios are available.

The investment manager to the AXA Allocation Portfolios is Equitable. Information regarding Equitable is included under "Management Team" in this prospectus.

The co-distributors for each AXA Allocation Portfolio are AXA Advisors, LLC and AXA Distributors, LLC ("Co-Distributors").

The AXA Allocation Portfolios are newly organized and have no operating history or performance information of their own prior to the date of this prospectus. The portfolios in which the AXA Allocation Portfolios invest each have operating histories of at least one year. Performance of the AXA Allocation Portfolios will vary over time.

An investment in an AXA Allocation Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these portfolios, be sure to read all risk disclosures carefully before investing.

                                TABLE OF CONTENTS


--------------------------------------------------------------------------------
THE AXA ALLOCATION PORTFOLIOS AT A GLANCE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOALS, STRATEGIES & RISKS
--------------------------------------------------------------------------------

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

AXA Aggressive Allocation Portfolio

--------------------------------------------------------------------------------
MORE ABOUT INVESTMENT STRATEGIES & RISKS
--------------------------------------------------------------------------------

More About Investment Strategies & Risks

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE AXA ALLOCATION PORTFOLIOS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MANAGEMENT TEAM
--------------------------------------------------------------------------------

The Manager

--------------------------------------------------------------------------------
AXA ALLOCATION PORTFOLIO SERVICES
--------------------------------------------------------------------------------

Buying and Selling Shares

Restrictions on Buying and Selling Shares

How AXA Allocation Portfolio Shares are Priced

Dividends and Other Distributions

Tax Consequences

Additional Information

Financial Highlights

THE AXA ALLOCATION PORTFOLIOS AT A GLANCE

The AXA Allocation Portfolios are designed as a convenient approach to help investors meet retirement and other long-term goals. Investors may choose to invest in one or more of the AXA Allocation Portfolios based on their risk tolerance, investment time horizons and personal investment goals.

There are five AXA Allocation Portfolios - AXA Conservative Allocation Portfolio, AXA Conservative-Plus Allocation Portfolio, AXA Moderate Allocation Portfolio, AXA Moderate-Plus Allocation Portfolio and AXA Aggressive Allocation Portfolio. Each AXA Allocation Portfolio pursues its investment objective by investing exclusively in other mutual funds (the "Underlying Portfolios") managed by Equitable. The chart below illustrates each AXA Allocation Portfolio according to its emphasis on income and anticipated growth of capital:

--------------------------------------------------------------------------------
AXA ALLOCATION PORTFOLIO                 INCOME               GROWTH OF CAPITAL
--------------------------------------------------------------------------------
Conservative Allocation Portfolio        High                 Low
--------------------------------------------------------------------------------
Conservative-Plus Allocation Portfolio   Medium to High       Low to Medium
--------------------------------------------------------------------------------
Moderate Allocation Portfolio            Medium               Medium to High
--------------------------------------------------------------------------------
Moderate-Plus Allocation Portfolio       Low                  Medium to High
--------------------------------------------------------------------------------
Aggressive Allocation Portfolio          Low                  High
--------------------------------------------------------------------------------

The asset allocation range for each AXA Allocation Portfolio has been approved by the Board of Trustees of the Trust ("Board") and may be changed at any time without shareholder approval. Within the asset allocation range for each AXA Allocation Portfolio, Equitable, as the investment manager, will establish specific percentage targets for each asset class and each Underlying Portfolio to be held by an AXA Allocation Portfolio based on Equitable's proprietary investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. In addition, Equitable, [in conjunction with a third party independent consultant], will select the Underlying Portfolios in which each of the AXA Allocation Portfolios will invest. Equitable may add new Underlying Portfolios or replace existing Underlying Portfolios. Each AXA Allocation Portfolio may temporarily deviate from its asset allocation range for defensive purposes. The following chart describes the current and anticipated allocation among the range of equities and bonds for each AXA Allocation Portfolio.

----------------------------------------------------------------------------------------------------------------------
                            CONSERVATIVE      CONSERVATIVE-PLUS  MODERATE          MODERATE-PLUS       AGGRESSIVE
ASSET CLASS                 ALLOCATION        ALLOCATION         ALLOCATION        ALLOCATION          ALLOCATION
----------------------------------------------------------------------------------------------------------------------
RANGE OF EQUITIES                [10%]              [35%]             [55%]              [70%]             [90%]
----------------------------------------------------------------------------------------------------------------------
o   International                 [0%]              [0%]              [20%]              [25%]             [30%]
----------------------------------------------------------------------------------------------------------------------
o   Large Cap                     [5%]              [15%]             [15%]              [20%]             [20%]
----------------------------------------------------------------------------------------------------------------------
o   Small/Mid Cap                 [5%]              [20%]             [20%]              [25%]             [40%]
----------------------------------------------------------------------------------------------------------------------
RANGE OF BONDS                   [90%]              [65%]             [45%]              [30%]             [10%]
----------------------------------------------------------------------------------------------------------------------
o   Investment Grade             [70%]              [55%]             [35%]              [25%]             [10%]
----------------------------------------------------------------------------------------------------------------------
o   High Yield                   [20%]              [10%]             [10%]               [5%]              [0%]
----------------------------------------------------------------------------------------------------------------------

Actual allocations can deviate from the amounts shown above by 15% for each asset category of each AXA Allocation Portfolio. The percentage allocation of an AXA Allocation Portfolio's assets also could from time to time deviate from its asset allocation range as a result of appreciation or depreciation of the shares of the Underlying Portfolios in which an AXA Allocation Portfolio is invested. The AXA Allocation Portfolios have adopted certain policies to reduce the likelihood of such an occurrence. First, Equitable will rebalance each AXA Allocation Portfolio's holdings at least [insert timing/frequency]. Rebalancing is the process of bringing the asset allocation of an AXA Allocation Portfolio back into alignment with its asset allocation range. [In addition, Equitable will not allocate any new investment dollars to any Underlying Portfolio in an asset class whose maximum percentage has been exceeded. Finally, Equitable will allocate new investment dollars on a priority basis to Underlying Portfolios in any asset class whose minimum percentage has not been achieved.]

In order to give you a better understanding of the types of Underlying Portfolios that fall within a particular asset category, the table below lists the Underlying Portfolios, divided by asset category, in which the AXA Allocation Portfolios currently may invest. Each of the Underlying Portfolios is advised by Equitable and sub-advised by other advisers, certain of which are affiliates of Equitable. You should be aware that in addition to the fees directly associated with an AXA Allocation Portfolio, you will also indirectly bear the fees of the Underlying Portfolios, which include management fees paid to Equitable, and in certain instances, advisory fees paid by Equitable to its affiliates.

--------------------------------------------------------------------------------
Investment                      International    Large Cap       Small/Mid Cap
Grade Bond    High Yield Bond   Equities         Equities        Equities
--------------------------------------------------------------------------------
TBD           TBD               TBD              TBD             TBD
--------------------------------------------------------------------------------

Please note that the Underlying Portfolios may already be available directly as an investment option in your variable annuity contract or variable life policy and that an investor in any of the AXA Allocation Portfolios bears both the expenses of the particular AXA Allocation Portfolio as well as the indirect expenses associated with the Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of an AXA Allocation Portfolio instead of in the AXA Allocation Portfolio itself. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by Equitable.

GOALS, STRATEGIES & RISKS
--------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

MANAGER:          Equitable

--------------------------------------------------------------------------------
INVESTMENT GOAL
--------------------------------------------------------------------------------

Seeks a high level of current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

To invest in Underlying Portfolios according to an asset allocation program designed to meet an investor's risk tolerance, investment time horizons and personal objectives. This Portfolio invests approximately 90% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 10% of its assets in Underlying Portfolios that emphasize equity investments. Within these approximate ranges, the Portfolio generally will allocate its assets across the following asset categories in the approximate percentages shown in the chart below.

--------------------------------------------------------------------------------
International Equity Securities                                %
--------------------------------------------------------------------------------
Large Cap Equity Securities                                    %
--------------------------------------------------------------------------------
Small/Mid Cap Equity Securities                                %
--------------------------------------------------------------------------------
Investment Grade Bonds                                         %
--------------------------------------------------------------------------------
High Yield Bonds                                               %
--------------------------------------------------------------------------------

This Portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. Equitable has based the target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio's investment objective. Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the Portfolio invests.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the Portfolio are:

o Risks Associated with Underlying Portfolios - Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio.

o Management Risk -- The risk that the Manager's selection of the Underlying Portfolios, and the allocation and reallocation of Portfolio assets among the Underlying Portfolios, may not produce the desired results.

o Market Risk -- The Underlying Portfolios' share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Manager's assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios' investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

o Non-Diversification Risk -- The Portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the Portfolio's investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the Portfolio is provided below in "More About Investment Strategies & Risks."

GOALS, STRATEGIES & RISKS

--------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

MANAGER:          Equitable

--------------------------------------------------------------------------------
INVESTMENT GOAL
--------------------------------------------------------------------------------

Seeks current income and growth of capital, with a greater emphasis on current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

To invest in Underlying Portfolios according to an asset allocation program designed to meet an investor's risk tolerance, investment time horizons and personal objectives. This Portfolio invests approximately 65% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 35% of its assets in Underlying Portfolios that emphasize equity investments. Within these approximate ranges, the Portfolio generally will allocate its assets across the following asset categories in the approximate percentages shown in the chart below.

--------------------------------------------------------------------------------
International Equity Securities                                    %
--------------------------------------------------------------------------------
Large Cap Equity Securities                                        %
--------------------------------------------------------------------------------
Small/Mid Cap Equity Securities                                    %
--------------------------------------------------------------------------------
Investment Grade Bonds                                             %
--------------------------------------------------------------------------------
High Yield Bonds                                                   %
--------------------------------------------------------------------------------

This Portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. Equitable has based the target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio's investment objective. Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the Portfolio invests.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the Portfolio are:

o Risks Associated with Underlying Portfolios - Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio.

o Management Risk -- The risk that the Manager's selection of the Underlying Portfolios, and the allocation and reallocation of Portfolio assets among the Underlying Portfolios, may not produce the desired results.

o Market Risk -- The Underlying Portfolios' share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Manager's assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios' investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

o Non-Diversification Risk -- The Portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the Portfolio's investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the Portfolio is provided below in "More About Investment Strategies & Risks."

GOALS, STRATEGIES & RISKS
--------------------------------------------------------------------------------
AXA MODERATE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

MANAGER:          Equitable

--------------------------------------------------------------------------------
INVESTMENT GOAL
--------------------------------------------------------------------------------

Seeks long-term capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

To invest in Underlying Portfolios according to an asset allocation program designed to meet an investor's risk tolerance, investment time horizons and personal objectives. This Portfolio invests approximately 55% of its assets in Underlying Portfolios that emphasize equity investments and approximately 45% of its assets in Underlying Portfolios that emphasize fixed income investments. Within these approximate ranges, the Portfolio generally will allocate its assets across the following asset categories in the approximate percentages shown in the chart below.

--------------------------------------------------------------------------------
International Equity Securities                                      %
--------------------------------------------------------------------------------
Large Cap Equity Securities                                          %
--------------------------------------------------------------------------------
Small/Mid Cap Equity Securities                                      %
--------------------------------------------------------------------------------
Investment Grade Bonds                                               %
--------------------------------------------------------------------------------
High Yield Bonds                                                     %
--------------------------------------------------------------------------------

This Portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. Equitable has based the target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio's investment objective. Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the Portfolio invests.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the Portfolio are:

o Risks Associated with Underlying Portfolios - Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio.

o Management Risk -- The risk that the Manager's selection of the Underlying Portfolios, and the allocation and reallocation of Portfolio assets among the Underlying Portfolios, may not produce the desired results.

o Market Risk -- The Underlying Portfolios' share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Manager's assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios' investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

o Non-Diversification Risk -- The Portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the Portfolio's investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the Portfolio is provided below in "More About Investment Strategies & Risks."

--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE
--------------------------------------------------------------------------------

The Portfolio is newly organized and has had no investment operations of its own prior to the date of this prospectus but is the successor to a similar investment company. On July ___, 2003, the Portfolio merged with EQ/Balanced Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by Equitable, and assumed its operating history and performance record. The Portfolio is considered the successor to EQ/Balanced Portfolio and, in turn, its predecessor, HRT Alliance Balanced Portfolio, which transferred its assets to the EQ/Balanced Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods commencing on or after October 19, 1999 is that of EQ/Balanced Portfolio and the performance shown for periods prior to that date is that of HRT Alliance Balanced Portfolio, whose inception date is January 27, 1986. The performance results of these portfolios have been linked for purposes of this presentation.

The bar chart below gives some indication of the risks of an investment in the Portfolio by showing changes in the performance of the Portfolio's predecessor from year to year and by comparing that performance with a broad measure of market performance. The table below shows the average annual total returns of the Portfolio's predecessor for the past one, five and ten years through December 31, 2002 and compares that performance to the returns of a "blended" index of equity and fixed income securities.

Past performance is not an indication of future results. This may be particularly true for this Portfolio because the Portfolio's predecessor invested directly in a combination of equity and debt securities, while the Portfolio invests substantially all of its assets in other mutual funds that emphasize either equity and debt investments. In addition, the Portfolio's predecessor was advised by one investment sub-adviser until May 1, 2000. After that date, the predecessor portfolio employed multiple investment sub-advisers until July ___, 2003, when it merged with the Portfolio.

Both the bar chart and the table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN*
--------------------------------------------------------------------------------

                                [CHART OMITTED]

                                1993      12.0%
                                1994      -8.3%
                                1995      19.5%
                                1996      11.4%
                                1997      14.8%
                                1998     17.86%
                                1999     17.50%
                                2000     -1.58%
                                2001     -2.08%
                                2002    -12.71%

--------------------------------------------------------------------------------
 Best quarter (% and time period)     Worst quarter (% and time period)
 13.82% (1998 4th Quarter)            (8.49)% (2001 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
                                     ONE YEAR       FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 EQ/Balanced Portfolio - Class
   IB Shares                      (12.71)%         3.21%          6.25%
--------------------------------------------------------------------------------
 60% S&P 500/40% Lehman
   Brothers Aggregate Bond
   Index**, ***                    (9.15)%         2.67%          8.61%
--------------------------------------------------------------------------------
 50%/S&P 500/50% Lehman
   Brothers Aggregate Bond
   Index**                         (5.92)%         3.49%          8.43%
--------------------------------------------------------------------------------

  * For periods prior to the inception of Class IB Shares (July 8, 1998), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

  **    For more information on this index, see "Description of Benchmarks."

  *** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

GOALS, STRATEGIES & RISKS
--------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

MANAGER:          Equitable

--------------------------------------------------------------------------------
INVESTMENT GOAL
--------------------------------------------------------------------------------

Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

To invest in Underlying Portfolios according to an asset allocation program designed to meet an investor's risk tolerance, investment time horizons and personal objectives. This Portfolio invests approximately 70% of its assets in Underlying Portfolios that emphasize equity investments and approximately 30% of its assets in Underlying Portfolios that emphasize fixed income investments. Within these approximate ranges, the Portfolio generally will allocate its assets across the following asset categories in the approximate percentages shown in the chart below.

--------------------------------------------------------------------------------
International Equity Securities                                   %
--------------------------------------------------------------------------------
Large Cap Equity Securities                                       %
--------------------------------------------------------------------------------
Small/Mid Cap Equity Securities                                   %
--------------------------------------------------------------------------------
Investment Grade Bonds                                            %
--------------------------------------------------------------------------------
High Yield Bonds                                                  %
--------------------------------------------------------------------------------

This Portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. Equitable has based the target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio's investment objective. Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the Portfolio invests.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the Portfolio are:

o Risks Associated with Underlying Portfolios - Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio.

o Management Risk -- The risk that the Manager's selection of the Underlying Portfolios, and the allocation and reallocation of Portfolio assets among the Underlying Portfolios, may not produce the desired results.

o Market Risk -- The Underlying Portfolios' share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Manager's assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios' investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

o Non-Diversification Risk -- The Portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the Portfolio's investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the Portfolio is provided below in "More About Investment Strategies & Risks."

GOALS, STRATEGIES & RISKS
--------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

MANAGER:          Equitable

--------------------------------------------------------------------------------
INVESTMENT GOAL
--------------------------------------------------------------------------------

Seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

To invest in Underlying Portfolios according to an asset allocation program designed to meet an investor's risk tolerance, investment time horizons and personal objectives. This Portfolio invests approximately 90% of its assets in Underlying Portfolios that emphasize equity investments and approximately 10% of its assets in Underlying Portfolios that emphasize fixed income investments. Within these approximate ranges, the Portfolio generally will allocate its assets across the following asset categories in the approximate percentages shown in the chart below.

--------------------------------------------------------------------------------
International Equity Securities                                        %
--------------------------------------------------------------------------------
Large Cap Equity Securities                                            %
--------------------------------------------------------------------------------
Small/Mid Cap Equity Securities                                        %
--------------------------------------------------------------------------------
Investment Grade Bonds                                                 %
--------------------------------------------------------------------------------
High Yield Bonds                                                       %
--------------------------------------------------------------------------------

This Portfolio is managed so that it can serve as a core part of your larger portfolio. The Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. Equitable has based the target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios, in combination, to be appropriate for the Portfolio's investment objective. Equitable may change the asset allocation ranges and the particular Underlying Portfolios in which the Portfolio invests.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

An investment in the portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the Portfolio are:

o Risks Associated with Underlying Portfolios - Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio.

o Management Risk -- The risk that the Manager's selection of the Underlying Portfolios, and the allocation and reallocation of Portfolio assets among the Underlying Portfolios, may not produce the desired results.

o Market Risk -- The Underlying Portfolios' share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Manager's assessment of the companies in the Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Underlying Portfolios' investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

o Non-Diversification Risk -- The Portfolio is non-diversified, which means that it can invest its assets in the securities of a limited number of issuers. This strategy may increase the volatility of the Portfolio's investment performance, as it may be more susceptible to risks associated with a single investment than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. For the AXA Allocation Portfolios, this risk is limited because each Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.

More information about the risks of an investment in the Portfolio is provided below in "More About Investment Strategies & Risks."

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Each AXA Allocation Portfolio follows a distinct set of investment strategies. To the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest primarily in equity securities, the portfolio will be subject to the risks of investing in equity securities. To the extent an AXA Allocation Portfolio invests in Underlying Portfolios that invest primarily in fixed income securities, the portfolio will be subject to the risks of investing in fixed income securities, which may include non-investment grade securities. The AXA Allocation Portfolios also may hold cash or cash equivalents (instead of being allocated to an Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should an AXA Allocation Portfolio take this action, it may not achieve its investment objective. The AXA Allocation Portfolios also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes. The Underlying Portfolios have principal investment strategies that come with inherent risks. Each Underlying Portfolio's principal risks are described in more detail in the Underlying Portfolios' prospectus.

--------------------------------------------------------------------------------
RISKS OF EQUITY INVESTMENTS
--------------------------------------------------------------------------------

Each Portfolio may investment a portion of its assets in Underlying Portfolios that emphasize investments in equity securities. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of equity securities. As a general matter, the Aggressive Allocation, Moderate-Plus Allocation and Moderate Allocation Portfolios will be subject to the risks of investing in equity securities to a greater extent than the Conservative Allocation and Conservative-Plus Allocation Portfolios. The risks of investing in equity securities include:

o Equity Risk - Stocks and other equity securities generally fluctuate in value more than bonds.

o Foreign Investing and Emerging Markets Risk - The value of an Underlying Portfolio's investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

o Investment Style Risk -- The sub-advisers to the Underlying Portfolios may use a particular style or set of styles, such as "growth" or "value" styles, to select investments for the Underlying Portfolio. These styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Underlying Portfolio's share price.

o Issuer-Specific Risk -- The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Underlying Portfolio could lose all of its investment in a company's securities.

o Small- and Mid-Capitalization Risk -- There may be an increased risk for Underlying Portfolios that invest in small and mid-capitalization companies because the common stocks of small-and mid-capitalization companies generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

o Portfolio Management Risk -- The risk that the strategies used by the Underlying Portfolios' sub-advisers and their securities selections fail to produce the intended results.

--------------------------------------------------------------------------------
RISKS OF FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

Each Portfolio may invest a portion of its assets in Underlying Portfolios that invest primarily in debt securities. Therefore, as an investor in a Portfolio, the return on your investment will be based, to some extent, on the risks and rewards of fixed income securities or bonds. Examples of bonds include, but are not limited to, corporate debt securities (including notes), asset-backed securities, securities issued by the U.S. Government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as limited in each Underlying Portfolio's investment strategies. In addition to bonds, debt securities also include money market instruments. As a general matter, the Conservative Allocation and Conservative-Plus Allocation Portfolios will be subject to the risks of investing in fixed income securities to a greater extent than the Aggressive Allocation, Moderate-Plus Allocation and Moderate Allocation Portfolios. The risks of invest in fixed income securities include:

o Credit/Default Risk - The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. High yield securities may involve a substantial risk of default.

o Currency Risk - The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

o Interest Rate Risk -- The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

o Foreign Investing Risk - The value of an Underlying Portfolio's investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

o Issuer Specific Risk -- The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. An Underlying Portfolio could lose all of investments in a company's securities.

o Liquidity Risk -- The risk that exists when particular investments are difficult to purchase or sell. An Underlying Portfolio's investment in illiquid securities may reduce the returns of the Underlying Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. This may result in a loss or may be costly to an Underlying Portfolio.

o Mortgage-Backed and Asset-Backed Risk -- The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

o Derivatives Risk -- An Underlying Portfolio's investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a portfolio's exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

o Portfolio Management Risk -- The risk that the strategies used by an Underlying Portfolio's sub-adviser and its securities selections fail to produce the intended results.

FEES AND EXPENSES OF THE AXA ALLOCATION PORTFOLIOS

The following tables describe the fees and expenses that you would pay if you buy and hold shares of the AXA Allocation Portfolios. The tables below do not reflect any Contract-related fees and expenses. See the Contract prospectus for a description of those fees and expenses. There are no fees or charges to buy or sell shares of the AXA Allocation Portfolios, reinvest dividends or exchange into other Portfolios.

ANNUAL AXA ALLOCATION PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets, as a percentage of average daily net assets)

--------------------------------------------------------------------------------
                               AXA Conservative Allocation Portfolio**
                               AXA Conservative-Plus Allocation Portfolio**
                               AXA Moderate Allocation Portfolio**
                               AXA Moderate-Plus Allocation Portfolio**
                               AXA Aggressive Allocation Portfolio**
--------------------------------------------------------------------------------
Management Fee                                  0.10%
--------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees                                    0.25%
--------------------------------------------------------------------------------
Other Expenses                                 [0.__%]
--------------------------------------------------------------------------------
Total Operating Expenses                       [0.__%]
--------------------------------------------------------------------------------
Waiver/Expense Reimbursement*                  [0.__%]
--------------------------------------------------------------------------------
Net Operating Expenses                         [0.10%]
--------------------------------------------------------------------------------

* Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses until April 30, 2004 ("Expense Limitation Agreement") so that the Total Operating Expenses of each AXA Allocation Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see "Management Team - The Manager - Expense Limitation Agreement."

** The AXA Allocation Portfolios invest in shares of Underlying Portfolios. Therefore, each AXA Allocation Portfolio will, in addition to its own expenses such as management fees, bear its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each AXA Allocation Portfolio will be reduced by each Underlying Portfolio's expenses. As of the date of this prospectus, the range of expenses (as a percentage of average net assets) expected to be incurred indirectly in connection with each AXA Allocation Portfolio's investments in Underlying Portfolios is: Conservative Allocation Portfolio [insert]; Conservative-Plus Allocation [insert]; Moderate Allocation Portfolio [insert]; Moderate-Plus Allocation Portfolio [insert]; and Aggressive Allocation Portfolio [insert]. This information is based on a weighted-average range of the expense ratios since the average assets of each AXA Allocation Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower depending on the allocation of an AXA Allocation Portfolio's assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios.

EXAMPLE

This Example is intended to help you compare the direct and indirect costs of investing in each AXA Allocation Portfolio with the cost of investing in other investment options.

The Example assumes that:

o You invest $10,000 in an AXA Allocation Portfolio for the time periods indicated;

o    Your investment has a 5% return each year and

o The AXA Allocation Portfolio's operating expenses remain the same, except that each AXA Allocation Portfolio's total operating expenses are assumed to be its "Net Operating Expenses" for the period that the Manager has contractually agreed to limit the Portfolio's total operating expenses and "Total Operating Expenses" for the subsequent periods (as shown in the table above).

This Example should not be considered a representation of past or future expenses of the AXA Allocation Portfolios. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                    AXA Conservative Allocation Portfolio
                                    AXA Conservative-Plus Allocation Portfolio
                                    AXA Moderate Allocation Portfolio
                                    AXA Moderate-Plus Allocation Portfolio
                                    AXA Aggressive Allocation Portfolio
--------------------------------------------------------------------------------
1 Year
--------------------------------------------------------------------------------
3 Years
--------------------------------------------------------------------------------

MANAGEMENT TEAM
THE MANAGER

THE MANAGER

Equitable, through its AXA Funds Management Group unit ("AXA FMG"), 1290 Avenue of the Americas, New York, New York 10104, manages each AXA Allocation Portfolio. Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and an indirect wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, Equitable is responsible for the general management and administration of the Trust and the AXA Allocation Portfolios. In addition to its managerial responsibilities, Equitable also is responsible for determining the asset allocation range for each AXA Allocation Portfolio and ensuring that the allocations are consistent with the guidelines that have been approved by the Board. Within the asset allocation range for each AXA Allocation Portfolio, Equitable will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by an AXA Allocation Portfolio based on Equitable's proprietary investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio. Equitable also will periodically rebalance each AXA Allocation Portfolio's holdings to bring the asset allocation of an AXA Allocation Portfolio back into alignment with its asset allocation range. Equitable has hired an independent consultant to assist it with the selection of Underlying Portfolios.

A committee of AXA FMG investment personnel manages each AXA Allocation
Portfolio.

MANAGEMENT FEES

Each AXA Allocation Portfolio pays a fee to Equitable for management services at an annual rate of 0.10% of the average net assets of each AXA Allocation Portfolio. For certain administrative services, in addition to the management fee, each AXA Allocation Portfolio pays Equitable a fee at an annual rate of 0.15% of the AXA Allocation Portfolio's total average net assets. As noted in the prospectus for each Underlying Portfolio, Equitable and, in certain cases, its affiliates serve as investment manager, investment adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with an AXA Allocation Portfolio, Equitable and its affiliates earn fees for providing management, advisory and/or administrative services to the Underlying Portfolios.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting until April 30, 2004 the expenses of each AXA Allocation Portfolio, the Manager has entered into an expense limitation agreement with AXA Premier VIP Trust with respect to the AXA Allocation Portfolios ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, are limited to [0.10%].

Equitable may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the portfolio's expense ratio and such reimbursements do not exceed the portfolio's expense cap. If the actual expense ratio is less than the expense cap and Equitable has recouped any eligible previous payments made, the portfolio will be charged such lower expenses.

PORTFOLIO SERVICES

--------------------------------------------------------------------------------
BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

Each AXA Allocation Portfolio offers Class A and Class B shares. All shares are purchased and sold at their net asset value without any sales load. The AXA Allocation Portfolios are not designed for professional market-timers, see the section entitled "Purchase Restrictions on Market-Timers."

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

--------------------------------------------------------------------------------
RESTRICTIONS ON BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PURCHASE RESTRICTIONS
--------------------------------------------------------------------------------

The AXA Allocation Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

--------------------------------------------------------------------------------
PURCHASE RESTRICTIONS ON MARKET-TIMERS AND ACTIVE TRADERS
--------------------------------------------------------------------------------

Each AXA Allocation Portfolio and the Co-distributors reserve the right to refuse or limit any purchase order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the AXA Allocation Portfolio's other shareholders or would disrupt the management of the AXA Allocation Portfolio.

You should note that the Trust is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Trust's portfolios. These kinds of strategies and transfer activities are disruptive to the Trust's portfolios. If we determine that your transfer patterns among the Trust's portfolios are disruptive to the Trust's portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

We currently consider transfers into and out of (or vice versa) a portfolio within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently give additional individualized notice, to owners who have engaged in such activity, of our intention to restrict such services. However, we may not continue to give such individualized notice. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.

--------------------------------------------------------------------------------
SELLING RESTRICTIONS
--------------------------------------------------------------------------------

The table below describes restrictions placed on selling shares of any portfolio described in this Prospectus.

RESTRICTION                                                        SITUATION
------------------------------------------------------------------------------------------------------------------
The portfolio may suspend the right of redemption or               o   When the New York Stock Exchange is closed
postpone payment for more than 7 days:                                 (other than a weekend/holiday).
                                                                   o   During an emergency.
                                                                   o   Any other period permitted by the SEC.
------------------------------------------------------------------------------------------------------------------
A portfolio may pay the redemption price in whole or part by a     o   When it is detrimental for a portfolio to
distribution in kind of readily marketable securities in lieu          make cash payments as determined in the sole
of cash or may take up to 7 days to pay a redemption request           discretion of Equitable.
in order to raise capital:
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW PORTFOLIO SHARES ARE PRICED
--------------------------------------------------------------------------------

"Net asset value" is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

--------------------------------------------------------------------------------
                           TOTAL MARKET VALUE OF SECURITIES +
                          CASH AND OTHER ASSETS - LIABILITIES
NET ASSET VALUE =         -----------------------------------
                             NUMBER OF OUTSTANDING SHARES
--------------------------------------------------------------------------------

The net asset value of portfolio shares is determined according to this schedule:

o A share's net asset value is determined as of the close of regular trading on the New York Stock Exchange ("Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

o The price you pay for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is placed by an insurance company or qualified retirement plan.

Shares of the Underlying Portfolios held by the AXA Allocation Portfolios are valued at their net asset value. Portfolio securities and other assets of the Underlying Portfolios are valued based on market price quotations. If market price quotations are not readily available, securities are valued by a method that reflects fair value. If an Underlying Portfolio includes investments that are not sold often or are not sold on any exchanges, the board of trustees of the Underlying Portfolios or its delegate will, in good faith, estimate fair value of these investments. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board of trustees of the Underlying Portfolios believes accurately reflects fair value. This policy is intended to assure that the Underlying Portfolio's net asset value fairly reflects security values as of the time of pricing. Because foreign securities sometimes trade on days when fund shares are not priced, the value of an Underlying Portfolio's investments that includes such securities may change on days when fund shares cannot be purchased or redeemed. Debt obligations maturing within 60 days of the valuation date are valued at amortized cost.

--------------------------------------------------------------------------------
DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------

The AXA Allocation Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the portfolios.

--------------------------------------------------------------------------------
TAX CONSEQUENCES
--------------------------------------------------------------------------------

Each AXA Allocation Portfolio is treated as a separate entity, and intends to qualify to be treated as a regulated investment company, for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (portfolio) level. They pass through their income and gains to their shareholders by paying dividends. A portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, types of income, and dividend payment requirements. Although the Trust intends that it and each portfolio will be operated to have no federal tax liability, if they have any federal tax liability, it could hurt the investment performance of the portfolio in question. Also, any portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes, which could reduce the investment performance of the portfolio.

It is important for each AXA Allocation Portfolio to maintain its regulated investment company status because the shareholders of the portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the portfolio meet tax qualification rules for variable insurance contracts. If a portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Manager and as the administrator for the Trust, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

Contract owners seeking to understand the tax consequences of their investments should consult with their tax advisers or the insurance company that issued their variable products or refer to their Contract prospectus.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMPENSATION TO SECURITIES DEALERS
--------------------------------------------------------------------------------

The AXA Allocation Portfolios are distributed by AXA Advisors, LLC and AXA Distributors, LLC, the Co-distributors. The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the AXA Allocation Portfolios' Class B shares. Under the plan, Class B shares pay each of the Co-distributors an annual fee to compensate them for promoting, selling and servicing shares of the AXA Allocation Portfolios. The annual fee is equal to 0.25% of each portfolio's average daily net assets. Because these distribution fees are paid out of the AXA Allocation Portfolio's assets on an ongoing basis, over time these fees for Class B shares will increase the cost of your investment and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS
[LANGUAGE TO BE INSERTED]

EQ/BALANCED PORTFOLIO (C)(D)(E)

                                                                        CLASS IA
                                    -----------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                    -----------------------------------------------------------------------------
                                          2002            2001            2000           1999           1998
                                    --------------- --------------- --------------- -------------- --------------
Net asset value, beginning of
  period ..........................    $   14.52       $   15.20       $   19.18      $   18.51      $   17.58
                                       ---------       ---------       ---------      ---------      ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............         0.33            0.40            0.60           0.52           0.56
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........        (2.15)          (0.69)          (0.92)          2.69           2.54
                                       ---------       ---------       ---------      ---------      ---------
 Total from investment
  operations ......................        (1.82)          (0.29)          (0.32)          3.21           3.10
                                       ---------       ---------       ---------      ---------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............        (0.16)          (0.39)          (0.62)         (0.56)         (0.50)
 Distributions from realized
  gains ...........................            -               -           (3.04)         (1.98)         (1.67)
                                       ---------       ---------       ---------      ---------      ---------
 Total dividends and
  distributions ...................        (0.16)          (0.39)          (3.66)         (2.54)         (2.17)
                                       ---------       ---------       ---------      ---------      ---------
Net asset value, end of period         $   12.54       $   14.52       $   15.20      $   19.18      $   18.51
                                       =========       =========       =========      =========      =========
Total return ......................       (12.52)%         (1.85)%         (1.32)%        17.79%         18.11%
                                       =========       =========       =========      =========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................    $2,908,058      $2,122,401      $1,914,143     $2,126,313     $1,936,429
Ratio of expenses to average
 net assets after waivers .........         0.65%           0.65%        N/A             N/A            N/A
Ratio of expenses to average
 net assets after waivers and
 fees paid indirectly .............         0.63%        N/A             N/A             N/A            N/A
Ratio of expenses to average
 net assets before waivers
 and fees paid indirectly .........         0.66%           0.65%           0.59%           0.44%          0.45%
Ratio of net investment
 income to average net
 assets after waivers .............         1.91%           2.74%        N/A             N/A            N/A
Ratio of net investment
 income to average net
 assets after waivers and
 fees paid indirectly .............         1.93%        N/A             N/A             N/A            N/A
Ratio of net investment
 income to average net
 assets before waivers and
 fees paid indirectly .............         1.90%           2.74%           3.17%           2.68%          3.00%
Portfolio turnover rate ...........          337%            184%            183%            107%            95%
Effect of voluntary expense
 limitation during the period:
 Per share benefit to net
 investment income ................    $       -#      $       -         N/A             N/A            N/A

                                                                        CLASS IB
                                    ----------------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,                  JULY 8, 1998*
                                    ---------------------------------------------------         TO
                                         2002          2001         2000        1999     DECEMBER 31, 1998
                                    ------------- ------------- ----------- ----------- ------------------
Net asset value, beginning of
  period ..........................   $  14.45       $ 15.14      $ 19.15     $ 18.51       $   19.48
                                      --------       -------      -------     -------       ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............       0.26          0.35         0.55       0.47             0.24
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........      (2.10)        (0.67)       (0.93)      2.69             0.66
                                      --------       -------      -------     -------       ---------
 Total from investment
  operations ......................      (1.84)        (0.32)       (0.38)      3.16             0.90
                                      --------       -------      -------     -------       ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............      (0.14)        (0.37)       (0.59)      (0.54)          (0.20)
 Distributions from realized
  gains ...........................          -             -        (3.04)      (1.98)          (1.67)
                                      --------       -------      -------     -------       ---------
 Total dividends and
  distributions ...................      (0.14)        (0.37)       (3.63)      (2.52)          (1.87)
                                      --------       -------      -------     -------       ---------
Net asset value, end of period        $  12.47       $ 14.45      $ 15.14     $ 19.15       $   18.51
                                      ========       =======      =======     =======       =========
Total return ......................     (12.71)%       (2.08)%      (1.58)%     17.50%           4.92%(b)
                                      ========       =======      =======     =======       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................   $665,088      $359,212     $41,282     $10,701       $      10
Ratio of expenses to average
 net assets after waivers .........       0.90%        0.90%      N/A          N/A           N/A
Ratio of expenses to average
 net assets after waivers and
 fees paid indirectly .............       0.88%      N/A          N/A          N/A           N/A
Ratio of expenses to average
 net assets before waivers
 and fees paid indirectly .........       0.91%        0.90%        0.84%       0.69%           0.70%(a)
Ratio of net investment
 income to average net
 assets after waivers .............       1.66%        3.72%      N/A          N/A           N/A
Ratio of net investment
 income to average net
 assets after waivers and
 fees paid indirectly .............       1.68%      N/A          N/A          N/A           N/A
Ratio of net investment
 income to average net
 assets before waivers and
 fees paid indirectly .............       1.65%        3.72%        2.92%       2.43%           2.65%(a)
Portfolio turnover rate ...........        337%         184%         183%        107%             95%
Effect of voluntary expense
 limitation during the period:
 Per share benefit to net
 investment income ................   $      -#     $     -       N/A          N/A           N/A

                       See Notes to Financial Statements.

#    Per share amount is less than $0.01.

(a)  Annualized

(b)  Total return is not annualized.

(c) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 1999 through October 17, 1999 is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.

(d) On May 19, 2001, this Portfolio received, through a substitution transaction, the assets and liabilities of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio, and Mercury World Strategy Portfolio that followed the same investment objectives as this Portfolio. Information prior to the year ended December 31, 2001 represents the results of operations of the EQ/Balanced Portfolio.

(e) On November 22, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Alliance Growth Investors Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Balanced Portfolio.

     If you would like more information about the AXA Allocation Portfolios, the following document is available free upon request.

       STATEMENT OF ADDITIONAL INFORMATION (SAI) - Provides more detailed information about the AXA Allocation Portfolios, has been filed with the
        Securities and Exchange Commission and is incorporated into this
                            Prospectus by reference.

           TO ORDER A FREE COPY OF THE AXA ALLOCATION PORTFOLIOS' SAI,
                     CONTACT YOUR FINANCIAL PROFESSIONAL, OR
                        THE AXA ALLOCATION PORTFOLIOS AT:

                              AXA Premier VIP Trust
                           1290 Avenue of the Americas
                            New York, New York 10104
                             Telephone: 866-231-8585


   Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require

   Information about the AXA Allocation Portfolios (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington,
                                D.C. 20549-0102.



                              AXA PREMIER VIP TRUST


                            AXA ALLOCATION PORTFOLIOS

                      AXA Conservative Allocation Portfolio

                   AXA Conservative-Plus Allocation Portfolio

                        AXA Moderate Allocation Portfolio

                     AXA Moderate-Plus Allocation Portfolio

                       AXA Aggressive Allocation Portfolio





                   (Investment Company Act File No. 811-10509)




                          (C)2003 AXA Premier VIP Trust

                              AXA PREMIER VIP TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2003
                            AS REVISED JULY  , 2003


                  AXA PREMIER VIP LARGE CAP GROWTH PORTFOLIO
                AXA PREMIER VIP LARGE CAP CORE EQUITY PORTFOLIO
                   AXA PREMIER VIP LARGE CAP VALUE PORTFOLIO
                AXA PREMIER VIP SMALL/MID CAP GROWTH PORTFOLIO
                 AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO
                AXA PREMIER VIP INTERNATIONAL EQUITY PORTFOLIO
                     AXA PREMIER VIP TECHNOLOGY PORTFOLIO
                     AXA PREMIER VIP HEALTH CARE PORTFOLIO
                      AXA PREMIER VIP CORE BOND PORTFOLIO
                  AXA PREMIER VIP AGGRESSIVE EQUITY PORTFOLIO
                      AXA PREMIER VIP HIGH YIELD PORTFOLIO
                     AXA CONSERVATIVE ALLOCATION PORTFOLIO
                  AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO
                       AXA MODERATE ALLOCATION PORTFOLIO
                    AXA MODERATE-PLUS ALLOCATION PORTFOLIO
                      AXA AGGRESSIVE ALLOCATION PORTFOLIO

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectuses for the Trust dated May 1, 2003 and July
 , 2003, which may be obtained without charge by calling Equitable toll free at 1-866-231-8585 or writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectuses.


                               TABLE OF CONTENTS


DESCRIPTION OF THE TRUST................................................... 2


THE PORTFOLIOS............................................................. 2


ADDITIONAL INVESTMENT STRATEGIES AND RISKS................................. 7


MANAGEMENT OF THE TRUST................................................... 30


INVESTMENT MANAGEMENT AND OTHER SERVICES.................................. 35


BROKERAGE ALLOCATION AND OTHER STRATEGIES................................. 44


PURCHASE AND PRICING OF SHARES............................................ 47


TAXATION.................................................................. 49


PORTFOLIO PERFORMANCE..................................................... 52


OTHER INFORMATION......................................................... 54


FINANCIAL STATEMENTS...................................................... 55


THE INFORMATION IN THIS SAI IS NOT COMPLETE AND MAY BE CHANGED. AXA PREMIER VIP TRUST MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS SAI IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

DESCRIPTION OF THE TRUST


AXA Premier VIP Trust (the "Trust") is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust was organized as a Delaware statutory trust on October 2, 2001. (See "Other Information").

The Trust currently offers shares on behalf of each of the following portfolios: AXA Conservative Allocation Portfolio ("Conservative Portfolio"), AXA Conservative-Plus Allocation Portfolio ("Conservative-Plus Portfolio"), AXA Moderate Allocation Portfolio ("Moderate Portfolio"), AXA Moderate-Plus Allocation Portfolio ("Moderate-Plus Portfolio"), AXA Aggressive Allocation Portfolio ("Aggressive Portfolio") (collectively, the "Allocation Portfolios"), AXA Premier VIP Large Cap Growth Portfolio ("Large Cap Growth Portfolio"), AXA Premier VIP Large Cap Core Portfolio ("Large Cap Core Equity Portfolio"), AXA Premier VIP Large Cap Value Portfolio ("Large Cap Value Portfolio"), AXA Premier VIP Small/Mid Cap Growth Portfolio ("Small/Mid Cap Growth Portfolio"), AXA Premier VIP Small/Mid Cap Value Portfolio ("Small/Mid Cap Value Portfolio"), AXA Premier VIP International Equity Portfolio ("International Equity Portfolio"), AXA Premier VIP Technology Portfolio ("Technology Portfolio"), AXA Premier VIP Health Care Portfolio ("Health Care Portfolio"), AXA Premier VIP Core Bond Portfolio ("Core Bond Portfolio"), AXA Premier VIP Aggressive Equity Portfolio ("Aggressive Equity Portfolio") and AXA Premier VIP High Yield Portfolio ("High Yield Portfolio") (together with the Allocation Portfolios, the "Portfolios"). The Moderate, Aggressive Equity and High Yield Portfolios are successor portfolios to the EQ/Balanced Portfolio, EQ/Aggressive Stock Portfolio and EQ/High Yield Portfolio, respectively, each of which was a series of EQ Advisors Trust, another trust managed by The Equitable Life Assurance Society of the United States ("Equitable" or the "Manager"), and was
reorganized into a corresponding series of the Trust on July   , 2003.

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts ("Contracts") issued or to be issued by Equitable or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans.


The Trust does not currently foresee any disadvantage to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with one another or to tax-qualified retirement plans. However, it is theoretically possible that the interests of owners of various contracts participating in the Trust through separate accounts or of the plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or a retirement plan might withdraw their investments in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. The Trust's Board of Trustees will monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and tax-qualified retirement plans and will take whatever remedial action may be necessary.


THE PORTFOLIOS

LARGE CAP GROWTH PORTFOLIO. The portfolio's objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

LARGE CAP CORE EQUITY PORTFOLIO. The portfolio's objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

LARGE CAP VALUE PORTFOLIO. The portfolio's objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

SMALL/MID CAP GROWTH PORTFOLIO. The portfolio's objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small/mid capitalization companies are considered to be companies with market capitalization between $100 million and $7 billion at the time of investment; however, the capitalization of companies considered to be small/mid-cap may change over time. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

SMALL/MID CAP VALUE PORTFOLIO. The portfolio's objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small/mid capitalization companies are considered to be companies with market capitalization between $100 million and $7 billion at the time of investment; however, the capitalization of companies considered to be small/mid-cap may change over time. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

INTERNATIONAL EQUITY PORTFOLIO. The portfolio's objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its total assets in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade bonds of U.S. and foreign issuers. The portfolio may also invest up to 35% of its assets in securities of U.S. companies.

TECHNOLOGY PORTFOLIO. The portfolio's objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the computer, electronic, hardware and components, communication, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities, including investment grade and lower rated corporate bonds. It is anticipated that the portfolio will normally invest a majority of its assets in securities of U.S. issuers but the portfolio may invest up to 50% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

HEALTH CARE PORTFOLIO. The portfolio's objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities, including investment grade and lower rated corporate bonds. It is anticipated that the portfolio will normally invest a majority of its assets in securities of U.S. issuers but the portfolio may invest up to 50% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

CORE BOND PORTFOLIO. The portfolio's objective is to seek a balance of a high current income and capital appreciation consistent with a prudent level of risk. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade debt securities. The portfolio may invest up to 10% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio will normally hedge most of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The portfolio may invest up to 10% of its assets in high yield securities ("junk bonds") rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P") or, if unrated, determined by the sub-adviser to be of similar quality. The portfolio may invest in corporate bonds, including mortgage- and asset-backed securities, derivative securities, Eurodollar and Yankee dollar obligations, Brady bonds, forward commitments, when issued and delayed delivery securities, U.S. government bonds (including those backed by mortgages and related repurchase agreements) and zero coupon bonds.


AGGRESSIVE EQUITY PORTFOLIO. The portfolio's objective is long-term growth of capital. Under normal circumstances, the portfolio, as a whole, invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The portfolio invests primarily in securities of large capitalization growth companies, although the sub-advisers may invest, to a certain extent, in equity securities of small-and mid-capitalization companies as well. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment and small/mid capitalization companies are companies with market capitalization between $100 million and $7 billion at the time of investment. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stock, warrants and securities convertible into common stock. The portfolio may also invest in companies in cyclical industries, emerging growth companies, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in demand), companies whose growth prospects are not recognized by the market and less widely know companies. For purposes of this portfolio, emerging growth companies are those that sub-adviser believes are early in their life cycle but have the potential to become major enterprises and those whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment. The portfolio may invest up to 25% of its [total] assets in securities of foreign companies and may also make use of various other investment strategies (e.g., investments in debt securities, making secured loans of its portfolio securities).

HIGH YIELD PORTFOLIO. The portfolio's objective is high total return through a combination of current income and capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in junk bonds, which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. Junk bonds generally have a higher current yield but are rated Ba or lower by Moody's or BB or lower by S&P or, if unrated, determined by the sub-adviser to be of similar quality. The portfolio's sub-advisers may, when consistent with the portfolio's investment objective, use derivative securities.


THE ALLOCATION PORTFOLIOS

Each Allocation Portfolio operates under a "fund of funds" structure, investing exclusively in other mutual funds managed by Equitable (the "Underlying Portfolios"). In addition to the fees directly associated with an Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which the Allocation Portfolio invests. This SAI contains information about Underlying Portfolios that are series of the Trust. For additional information about Underlying Portfolios that are series of EQ Advisors Trust, please see the May 1, 2003 prospectus and statement of additional information of EQ Advisors Trust (1940 Act File No. 811-07953).

CONSERVATIVE ALLOCATION PORTFOLIO. The Portfolio's objective is to seek a high level of current income. The Portfolio pursues its objective by investing approximately 90% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 10% of its assets in Underlying Portfolios that emphasize equity investments.

CONSERVATIVE-PLUS ALLOCATION PORTFOLIO. The Portfolio's objective is to seek current income and growth of capital, with a greater emphasis on current income. The Portfolio pursues its objective by investing approximately 65% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 35% of its assets in Underlying Portfolios that emphasize equity investments.

MODERATE ALLOCATION PORTFOLIO. The Portfolio's objective is to seek long-term capital appreciation and current income. The Portfolio pursues its objective by investing approximately 45% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 55% of its assets in Underlying Portfolios that emphasize equity investments.

MODERATE-PLUS ALLOCATION PORTFOLIO. The Portfolio's objective is to seek long-term capital appreciation and current income, with a greater emphasis on capital appreciation. The Portfolio pursues its objective by investing approximately 30% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 70% of its assets in Underlying Portfolios that emphasize equity investments.

AGGRESSIVE ALLOCATION PORTFOLIO. The Portfolio's objective is to seek long-term capital appreciation. The Portfolio pursues its objective by investing approximately 10% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 90% of its assets in Underlying Portfolios that emphasize equity investments.



FUNDAMENTAL RESTRICTIONS

Each portfolio has adopted certain investment restrictions that are fundamental and may not be changed without approval by a "majority" vote of the portfolio's shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such portfolio. Set forth below are each of the fundamental restrictions adopted by each of the Portfolios.


     Each portfolio, except the Technology Portfolio, the Health Care Portfolio and the Allocation Portfolios, will not:


     (1) purchase securities of any one issuer if, as a result, more than 5% of the portfolio's total assets would be invested in securities of that issuer or the portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the portfolio's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.


     The following interpretations apply to, but are not a part of, this fundamental restriction: mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company and (2) each portfolio will not consider repurchase agreements to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

     Each Portfolio will not:

     (2) purchase any security if, as a result of that purchase, 25% or more of the portfolio's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and except that the Technology Portfolio, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the technology industries (e.g., computers, electronics (including hardware and components), communications, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries), and the Health Care Portfolio, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the health care industries (e.g., pharmaceutical, medical products and supplies, technology, medical research and development and heath care service industries).

     (3) issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 331/3% of the portfolio's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.


     (4) make loans, except loans of portfolio securities or cash (in the case of High Yield Portfolio) or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.


     (5) engage in the business of underwriting securities of other issuers, except to the extent that the portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

     (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.


NON-FUNDAMENTAL RESTRICTIONS

The following investment restrictions apply generally to each portfolio, but are not fundamental. They may be changed for any portfolio by the Board of Trustees of the Trust and without a vote of that portfolio's shareholders.

     Each portfolio will not:

     (1) invest more than 15% of its net assets in illiquid securities.

     (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (3) engage in short sales of securities or maintain a short position, except that each portfolio may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.


     (4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that (i) this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each Portfolio, except the Allocation Portfolios, may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.


     (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.


Large Cap Growth Portfolio, Large Cap Core Equity Portfolio, Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, Small/Mid Cap Value Portfolio, Technology Portfolio, Health Care Portfolio, Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio each have a policy regarding how 80% of its assets will be invested, and none of these portfolios may change their respective policy without giving sixty (60) days' written notice to its shareholders.



ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the portfolio's principal investment strategies discussed in the Prospectus, each portfolio may engage in other types of investment strategies as further described in the descriptions below. Each portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the portfolio's own investment restrictions. Portfolios that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument.


Each Allocation Portfolio invests in shares of Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Manager's allocation among the Underlying Portfolios. Accordingly, each Allocation Portfolio's investment performance will be influenced by the investment strategies of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Allocation Portfolio allocates to the Underlying Portfolios utilizing such strategies.

ASSET-BACKED SECURITIES. (Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.


BONDS. (All Portfolios) Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a portfolio's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

CREDIT RATINGS. Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody's and S&P is included in the Appendix to this Statement of Additional Information ("SAI"). The process by which Moody's and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by a portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the portfolio. The Portfolios may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.


BRADY BONDS. (International Equity Portfolio, Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. Each portfolio can invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the sub-advisers to that portfolio.

CONVERTIBLE SECURITIES. (Large Cap Core Equity Portfolio, Small/Mid Cap Growth Portfolio, International Equity Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to


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

fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

CREDIT AND LIQUIDITY ENHANCEMENTS. A portfolio may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the portfolio to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a portfolio and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a portfolio to use them when the portfolio wishes to do so.


NON-INVESTMENT GRADE BONDS. (Technology Portfolio, Health Care Portfolio, Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody's are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the Prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable sub-adviser determines to be of comparable quality.


Non-investment grade bonds (commonly known as "junk bonds" and sometimes referred to as "high yield, high risk bonds") are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a portfolio's sub-adviser to be of comparable quality. A portfolio's investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a portfolio's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

DEPOSITARY RECEIPTS. (All Portfolios except Core Bond Portfolio) Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the U.S. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called "sponsored" programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described directly above.

Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a portfolio's investment policies, the portfolio's investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.


DOLLAR ROLLS. (Core Bond Portfolio, Health Care Portfolio and High Yield Portfolio) In a dollar roll, a portfolio sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a portfolio's fundamental limitation on borrowings.


Dollar roll transactions involve the risk that the market value of the securities a portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a portfolio sells securities becomes insolvent, the portfolio's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

EQUITY SECURITIES. (All Portfolios) Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a portfolio may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. (All Portfolios) Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

EVENT-LINKED BONDS. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Illiquid Securities or Non-Publicly Traded Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the portfolio.


FLOATERS AND INVERSE FLOATERS. (Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Floaters and Inverse Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."

FOREIGN CURRENCY. (All Portfolios) A portfolio may purchase securities denominated in foreign currencies including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio's assets and income. In addition, although a portion of a portfolio's investment income may be received or realized in such currencies, the portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a portfolio's income has been earned and computed in U.S. dollars but before conversion and payment, the portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Certain portfolios may also invest in the following types of foreign currency transactions:

     FORWARD FOREIGN CURRENCY TRANSACTIONS. (All Portfolios) A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A portfolio's use of such contracts will include, but not be limited to, the following situations.

First, when the portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a portfolio's sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the portfolio's portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the sub-adviser to the portfolio believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the portfolio will be served.

A portfolio may enter into forward contracts for any other purpose consistent with the portfolio's investment objective and program. However, the portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the portfolio's holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the portfolio may net offsetting positions.

At the maturity of a forward contract, a portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract. If a portfolio retains the portfolio security and engages in an offsetting transaction, the portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A portfolio will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.

     FOREIGN CURRENCY OPTIONS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS ON FUTURES. (All Portfolios) The portfolios may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Each portfolio, if permitted in the Prospectus, may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The portfolios will write options on foreign currency or on foreign currency futures contracts only if they are "covered." A put on a foreign currency or on a foreign currency futures contract written by a portfolio will be considered "covered" if, so long as the portfolio is obligated as the writer of the put, it segregates, either on its records or with the portfolio's custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the portfolio will be considered "covered" only if the portfolio segregates, either on its records or with the portfolio's custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a portfolio, sold by a portfolio but not yet delivered or anticipated to be purchased by a portfolio. As an illustration, a portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

     OVER THE COUNTER OPTIONS ON FOREIGN CURRENCY TRANSACTIONS. (All Portfolios) The portfolios may engage in over-the-counter options on foreign currency transactions. The portfolios may engage in over-the-counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The portfolios may only enter into forward contracts on currencies in the over-the-counter market. The sub-advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging"). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. The portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A portfolio will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the sub-adviser's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A portfolio will not speculate in foreign currency options, futures or related options. Accordingly, a portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

FOREIGN SECURITIES. (All Portfolios) The portfolios may also invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement," which can result in losses to a portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global portfolios are usually somewhat higher than those of typical domestic stock portfolios.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See "Emerging Market Securities" below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

     EMERGING MARKET SECURITIES. (All Portfolios) Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the portfolio can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

     EASTERN EUROPEAN AND RUSSIAN SECURITIES. (All Portfolios) The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the U.S. and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a portfolio if the company deems a purchaser unsuitable, which may expose a portfolio to potential loss on its investment.

In light of the risks described above, the Board of Trustees of the Trust has approved certain procedures concerning a portfolio's investments in Russian securities. Among these procedures is a requirement that a portfolio will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with a portfolio's custodian containing certain protective conditions, including, among other things, the custodian's right to conduct regular share confirmations on behalf of a portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a portfolio would otherwise make.

     PACIFIC BASIN REGION. (All Portfolios) Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a portfolio's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a portfolio's assets denominated in those currencies.


FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. (Small/Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Forward commitments, including "TBA" (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the portfolio is required to designate the segregation, either on its records or with the Trust's custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the portfolio's forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the portfolio's other assets. Where such purchases are made through dealers, a portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to a portfolio of an advantageous yield or price.

A portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the portfolio may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the Portfolios intends to make such purchases for speculative purposes and each portfolio intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a portfolio's payment obligation).

HEALTH CARE SECTOR RISK. (Health Care Portfolio) The value of the Health Care Portfolio's shares is particularly vulnerable to factors affecting the health care sector. The Health care sector generally is subject to substantial government regulation. Changes in governmental policy or regulation could have a material effect on the demand for products and services offered by companies in the health care sector and therefore could affect the performance of the portfolio. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.


HYBRID INSTRUMENTS. (International Equity Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.


Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the portfolio.

ILLIQUID SECURITIES OR NON-PUBLICLY TRADED SECURITIES. (All Portfolios) The inability of a portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a portfolio which are eligible for resale pursuant to Rule 144A will be monitored by each portfolio's sub-adviser on an ongoing basis, subject to the oversight of the adviser. In the event that such a security is deemed to be no longer liquid, a portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to a portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid.

In reaching liquidity decisions, the Board of Trustees and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


INVESTMENT COMPANY SECURITIES. (Large Cap Growth Portfolio, Small/Mid Cap Growth Portfolio, Health Care Portfolio and the Allocation Portfolios) Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the portfolio's total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

Each Allocation Portfolio invests substantially all of its assets in the securities of other investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.


     EXCHANGE TRADED FUNDS ("ETFS"). These are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Portfolios may purchase the securities of certain foreign investment corporations called passive foreign investment companies ("PFICs"). Such entities have been the only or primary way to invest in certain countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Investments in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the portfolio's having a contractual relationship only with the Lender, not with the borrower. A portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A portfolio will acquire Participations only if its sub-adviser determines that the selling Lender is creditworthy.

When a portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act of 1933, as amended ("Securities Act"), and thus may be subject to a portfolio's limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.


MORTGAGE-BACKED OR MORTGAGE-RELATED SECURITIES. (Core Bond Portfolio and High Yield Portfolio) A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain portfolios may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.


CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than antici-pated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a portfolio that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a portfolio may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a portfolio to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The portfolio may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.


Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the portfolio's ability to buy or sell those securities at any particular time.


MORTGAGE DOLLAR ROLLS. (Core Bond Portfolio and High Yield Portfolio) The portfolio may enter into mortgage dollar rolls in which the portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the sub-adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the portfolio. The portfolio will maintain until the settlement date the segregation, either on its records or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

MUNICIPAL SECURITIES. (Core Bond Portfolio and High Yield Portfolio) Municipal securities ("municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if their interest is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

OPTIONS AND FUTURES TRANSACTIONS. (Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, Small/Mid Cap Value Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Each portfolio may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices ("Derivative Instruments"), including certain options, futures contracts and swap transactions. The portfolio may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the portfolio's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by the portfolio are described below.


The portfolio might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If the portfolio is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the portfolio may have lower net income and a net loss on the investment.


     To the extent that a portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the portfolio, after taking into account unrealized profits and unrealized losses on any contracts the portfolio has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the exercise ("strike") price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the portfolio's assets that are at risk in futures contracts, options on futures contracts and currency options.

     OPTIONS ON SECURITIES. (Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

     OPTIONS ON SECURITIES INDICES. (Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

     SECURITIES INDEX FUTURES CONTRACTS. (Small/Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

     INTEREST RATE FUTURES CONTRACTS. (Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

     OPTIONS ON FUTURES CONTRACTS. (Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

PAYMENT-IN-KIND BONDS. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Portfolios are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Portfolios could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.


REAL ESTATE INVESTMENT TRUSTS. (Small/Mid Cap Growth Portfolio, Health Care Portfolio, Small Mid Cap Value Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Risks associated with investments in securities of companies in the real estate industry, including real estate investment trusts ("REITS"), include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITS may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITS are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITS are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITS could end up holding the underlying real estate.


REPURCHASE AGREEMENTS. (All Portfolios) A repurchase agreement is a transaction in which a portfolio purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the portfolio and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a portfolio upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the portfolio may suffer delays, costs and possible losses in connection with the disposition of collateral.Each portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by Equitable and the sub-advisers to present minimum credit risks.

REVERSE REPURCHASE AGREEMENTS. (Core Bond Portfolio and Health Care Portfolio) Reverse repurchase agreements involve the sale of securities held by a portfolio subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each portfolio's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a portfolio will maintain the segregation, either on its records or with the Trust's custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See "The Portfolios' Investments, Related Risks and Limitations -- Segregated Accounts."

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a portfolio might be unable to deliver them when that portfolio seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a portfolio's obligation to repurchase the securities, and the portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

SECURITIES LOANS. (All Portfolios) All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under a portfolio's investment program. While the securities are being loaned, a portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A portfolio will generally not have the right to vote securities while they are being loaned, but its adviser or sub-adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a portfolio's sub-adviser to be of good standing and will not be made unless, in the judgment of Equitable, the consideration to be earned from such loans would justify the risk.


SHORT SALES AGAINST THE BOX. (Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, Health Care Portfolio, Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) The portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the portfolio to, for example, lock in a sale price for a security the portfolio does not wish to sell immediately. The portfolio will designate the segregation, either on its records or with the Trust's custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of the portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

SMALL COMPANY SECURITIES. (Small/Mid Cap Growth Portfolio, Small/Mid Cap Value Portfolio, International Equity Portfolio, Technology Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Each portfolio may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these portfolios may involve a greater degree of risk than an investment in other portfolios that seek capital appreciation by investing in better known, larger companies.

STRUCTURED NOTES. Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.


SWAPS. (International Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, Aggressive Equity Portfolio and High Yield Portfolio) Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.


A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. A portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of a portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the sub-advisers believe such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, the sub-adviser will not treat them as being subject to a portfolio's borrowing restrictions. A portfolio may enter into OTC swap transactions with counterparties that are approved by the sub-advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the portfolio is contractually obligated to make. If the other party to a swap defaults, the portfolio's risk of loss consists of the net amount of payments that the portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a sub-adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

TECHNOLOGY SECTOR RISK. (Large Cap Growth Portfolio, Small/Mid Cap Growth Portfolio and Technology Portfolio) The value of the Technology Portfolio's shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technologies evolve, large and rapid price movements resulting from competition, rapid obsolescence of products and services, short product cycles and aggressive pricing. For each of the portfolios, it should be noted that many technology companies are small and at an earlier state of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

U.S. GOVERNMENT SECURITIES. (All Portfolios) U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

Treasury inflation-indexed securities ("TIIS") are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a portfolio holds TIIS, the portfolio may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See "Taxes -- Other Information" below


WARRANTS. (Large Cap Growth Portfolio, Small/Mid Cap Growth Portfolio, International Equity Portfolio, Health Care Portfolio and Aggressive Equity Portfolio) Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

ZERO-COUPON BONDS. (Small/Mid Cap Growth Portfolio, Core Bond Portfolio and High Yield Portfolio) Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to its shareholders. Thus, each portfolio could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

PORTFOLIO TURNOVER. The length of time a portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a portfolio is known as "portfolio turnover." High portfolio turnover may result from the strategies of the sub-advisers or when one sub-adviser replaces another, necessitating changes in the portfolio it manages. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the portfolio and its shareholders. A portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when a sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year.


The following risks apply to Underlying Portfolios that are eligible for investment by the Allocation Portfolios and are not series of the Trust.

INDEX FUND RISK. An index fund is not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the portfolio manager of an index fund utilizes proprietary modeling techniques to attempt to match the performance results of the applicable index. Therefore, an index fund will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. Unlike an actively managed fund, an index fund cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

LATIN AMERICA. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for a Portfolio to engage in foreign currency transactions designed to protect the value of the Portfolio's interests in securities denominated in such currencies.

A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

MONEY MARKET RISK. Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of a money market fund's investments, increases in interest rates and deteriorations in the credit quality of the instruments a Portfolio has purchased may reduce the Portfolio's yield. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

PREFERRED SECURITIES. Preferred securities have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock. Non-cumulative preferred stock does not require the issuer to pay all prior unpaid dividends before the issuer can pay dividends on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Portfolio may treat such redeemable preferred stock as a fixed income security.



MANAGEMENT OF THE TRUST

The Trust's Board has the responsibility for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios' investment activities and their conformity with Delaware law and the stated policies of the Portfolios. The Trust's Board elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

THE TRUSTEES

------------------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER OF
                                          TERM OF                                 PORTFOLIOS
                                           OFFICE                                 IN COMPLEX
                          POSITION(S)    AND LENGTH                                OVERSEEN
                           HELD WITH         OF        PRINCIPAL OCCUPATION(S)        BY      OTHER DIRECTORSHIPS HELD
  NAME, ADDRESS AND AGE       FUND      TIME SERVED      DURING PAST 5 YEARS       TRUSTEE           BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                                                    INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Peter D. Noris*          Trustee and      From      From May 1995 to                53      Director of Alliance
 1290 Avenue of the         Chairman     November    present, Executive Vice                 Capital Management L.P.;
 Americas,                               2001 to     President and Chief                     Director of AXA
 New York, New York                      present     Investment Officer of                   Alternative Advisors, Inc
 (47)                                                AXA Financial, Inc.;
                                                     from September 1999 to
                                                     present, Executive Vice
                                                     President and Chief
                                                     Executive Officer of
                                                     Equitable; from
                                                     November 1995 to
                                                     present, Executive Vice
                                                     President of AXA
                                                     Advisors, LLC.
------------------------------------------------------------------------------------------------------------------------
                                                   INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Gerald C. Crotty           Trustee        From      Co-founder and director         19      None
 c/o AXA Premier Funds                   November    of Weichert Enterprise, a
 Trust                                   2001 to     private and public equity
 1290 Avenue of the                      present     market investment firm;
 Americas                                            co-founder of Excelsior
 New York, New York                                  Ventures Management, a
 (51)                                                private equity and
                                                     venture capital firm; from
                                                     1991 to 1998, held various
                                                     positions with ITT
                                                     Corporation, including
                                                     President and COO of
                                                     ITT Consumer Financial
                                                     Corp. and Chairman,
                                                     President and CEO of
                                                     ITT Information Services.
------------------------------------------------------------------------------------------------------------------------
 Barry Hamerling            Trustee        From      Since 1998, Managing            19      None
 c/o AXA Premier Funds                   November    Partner of Premium Ice
 Trust                                   2001 to     Cream of America; from
 1290 Avenue of the                      present     1970 to 1998, President of
 Americas                                            Ayco Co. L.P., the largest
 New York, New York                                  independent financial
 (57)                                                counseling firm in the
                                                     United States.
------------------------------------------------------------------------------------------------------------------------
 Cynthia R. Plouche         Trustee        From      Since 1991 Founder, Chief       19      None
 c/o AXA Premier Funds                   November    Investment Officer and
 Trust                                   2001 to     Managing Director of
 1290 Avenue of the                      present     Abacus Financial Group,
 Americas                                            a manager of fixed
 New York, New York                                  income portfolios for
 (46)                                                institutional clients.
------------------------------------------------------------------------------------------------------------------------
 Rayman L. Solomon          Trustee        From      Since 1998 Dean and a           19      None
 c/o AXA Premier Funds                   November    Professor of Law at
 Trust                                   2001 to     Rutgers University School
 1290 Avenue of the                      present     of Law; prior thereto, an
 Americas                                            Associate Dean at
 New York, New York                                  Northwestern University
 (55)                                                School of Law.
------------------------------------------------------------------------------------------------------------------------

* Affiliated with the Portfolios' investment manager and the co-distributors.

COMMITTEES OF THE BOARD


The Trust has a standing Audit Committee consisting of all of the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940
Act) ("Independent Trustee(s)"). The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of this annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held two meetings during the fiscal year ended December 31, 2002.

The Trust has a Nominating and Compensation Committee consisting of all of the Independent Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate Independent Trustee candidates and review the compensation arrangements for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by Contract owners. The Nominating and Compensation Committee held one meeting during the fiscal year ended December 31, 2002.

The Trust has a Valuation Committee consisting of Peter D. Noris (Interested Trustee), Steven M. Joenk, Kenneth T. Kozlowski, Kenneth B. Beitler and Andrew
S. Novak and such other officers of the Trust and the Manager, as well as such officers of any sub-adviser to any portfolio as are deemed necessary by the officers of the Trust from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. The Valuation Committee held 36 meetings during the fiscal year ended December 31, 2002.


COMPENSATION OF INDEPENDENT TRUSTEES AND OFFICERS

Each Independent Trustee will receive from the Trust an annual fee of $15,000, payable quarterly. In addition to the annual fee, each Independent Trustee will receive (i) an additional fee of $1,000 for each regularly-scheduled and special Board meeting attended, and (ii) $250 for each Portfolio or Committee meeting attended. The lead Independent Trustee and certain committee chairs may receive additional compensation. Trustees also receive reimbursement from the Trust for expenses associated with attending Board or Committee meetings.


                          TRUSTEE COMPENSATION TABLE
                     FOR THE YEAR ENDED DECEMBER 31, 2002*

--------------------------------------------------------------------------------
                                             PENSION OR
                                             RETIREMENT           TOTAL
                            AGGREGATE     BENEFITS ACCRUED    COMPENSATION
                          COMPENSATION       AS PART OF      FROM TRUST PAID
 TRUSTEE                 FROM THE TRUST    TRUST EXPENSES      TO TRUSTEES
--------------------------------------------------------------------------------
   Peter D. Noris**          $     0             $0              $     0
--------------------------------------------------------------------------------
   Gerald C. Crotty          $19,250             $0              $19,250
--------------------------------------------------------------------------------
   Barry Hamerling           $19,250             $0              $19,250
--------------------------------------------------------------------------------
   Cynthia R. Plouche        $19,250             $0              $19,250
--------------------------------------------------------------------------------
   Rayman L. Solomon         $19,250             $0              $19,250
--------------------------------------------------------------------------------

* Beginning as of January 1, 2002, Mr. Hamerling and Mr. Solomon have elected to participate in the Trust's deferred compensation plan. As of December 31, 2002, Mr. Hamerling and Mr. Solomon had accrued $42,020 and $5,603, respectively (including interest) as deferred compensation from the Trust and AXA Premier Funds Trust for which they also serve as Trustees.

**    "Interested person" of the Trust (as that term is defined in the 1940
      Act).

A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee's services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee.

As of December 31, 2002, no Independent Trustee or members of his or her immediate family beneficially owned securities representing interests in the Manager, Advisers or Distributors of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Trustee's spouse, children residing in the Trustee's household and dependents of the Trustee. In addition, the Trustees of the Trust beneficially owned shares of the Portfolios of the Trust, as set forth in the following table:


                    TRUSTEE OWNERSHIP OF EQUITY SECURITIES

------------------------------------------------------------------------------------------------------
                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                             SECURITIES IN ALL PORTFOLIOS OVERSEEN OR
                      DOLLAR RANGE OF EQUITY SECURITIES IN     TO BE OVERSEEN BY TRUSTEE OR NOMINEE
   NAME OF TRUSTEE               THE PORTFOLIOS*                IN FAMILY OF INVESTMENT COMPANIES:
------------------------------------------------------------------------------------------------------
 Peter D. Noris       Small/Mid Cap     $10,001 - $50,000                 Over $100,000
                      Growth Portfolio

                      Health Care
                      Portfolio         $10,001 - $50,000
------------------------------------------------------------------------------------------------------
 Gerald C. Crotty                       $0                              $10,001 - $50,000
------------------------------------------------------------------------------------------------------
 Barry Hamerling                        $0                              $10,001 - $50,000
------------------------------------------------------------------------------------------------------
 Cynthia R. Plouche                     $0                              $51,000 - $100,000
------------------------------------------------------------------------------------------------------
 Rayman L. Solomon                      $0                                  $1 - $10,000
------------------------------------------------------------------------------------------------------

----------
*     As of December 31, 2002


THE TRUST'S OFFICERS

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of Equitable, AXA Advisors, LLC ("AXA Advisors") or AXA Distributors, LLC ("AXA Distributors"). The Trust's principal officers are:

-----------------------------------------------------------------------------------------------------------------
                                     POSITION(S)            TERM OF
                                      HELD WITH        OFFICE AND LENGTH           PRINCIPAL OCCUPATION(S)
     NAME, ADDRESS AND AGE              FUND            OF TIME SERVED               DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
 Steven M. Joenk                      President        Chief Executive      From July 1999 to present, Senior
 1290 Avenue of the Americas,         and Chief         Officer from        Vice President of AXA Financial;
 New York, New York                   Executive       December 2002 to      from 1996 to 1999, Managing Director
 (44)                                  Officer       present; President     of MeesPierson.
                                                        from November
                                                       2001 to present
-----------------------------------------------------------------------------------------------------------------
 Patricia Louie, Esq.              Vice President           From            From July 1999 to present, Vice
 1290 Avenue of the Americas,       and Secretary       November 2001       President and Counsel of AXA
 New York, New York                                      to present         Financial and Equitable; from
 (47)                                                                       September 1994 to July 1999,
                                                                            Assistant General Counsel of The
                                                                            Dreyfus Corporation.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                     POSITION(S)             TERM OF
                                      HELD WITH         OFFICE AND LENGTH              PRINCIPAL OCCUPATION(S)
     NAME, ADDRESS AND AGE               FUND             OF TIME SERVED                 DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
 Kenneth T. Kozlowski              Chief Financial      Chief Financial       From February 2001 to present, Vice
 1290 Avenue of the Americas,        Officer and          Officer from        President of AXA Financial, from
 New York, New York                   Treasurer         December 2002 to      October 1999 to February 2001,
 (41)                                                  present; Treasurer     Assistant Vice President of AXA
                                                         from November        Financial; from October 1996 to
                                                        2001 to present       October 1999, Director-Fund
                                                                              Administration, Prudential
                                                                              Investments.
-----------------------------------------------------------------------------------------------------------------
 Kenneth B. Beitler                 Vice President            From            From February 2003 to present, Vice
 1290 Avenue of the Americas,                            November 2001        President of AXA Financial; from
 New York, New York                                        to present         February 2002 to February 2003,
 (44)                                                                         Assistant Vice President of AXA
                                                                              Financial; from May 1999 to February
                                                                              2002, Senior Investment Analyst of
                                                                              AXA Financial. Prior thereto, an
                                                                              Investment Systems Development
                                                                              Analyst with TIAA-CREF.
-----------------------------------------------------------------------------------------------------------------
 Mary E. Cantwell                   Vice President            From            From February 2001 to present, Vice
 1290 Avenue of the Americas,                            November 2001        President of AXA Financial, from
 New York, New York                                        to present         September 1997 to January 2001,
 (41)                                                                         Assistant Vice President, Office of the
                                                                              Chief Investment Officer of AXA
                                                                              Financial.
-----------------------------------------------------------------------------------------------------------------
 Brian E. Walsh                     Vice President    Vice President from     From February 2003 to present, Vice
 1290 Avenue of the Americas,            and            December 2002 to      President of AXA Financial and
 New York, New York                   Assistant        present; Assistant     Equitable; from January 2001 to
 (35)                                 Treasurer          Treasurer from       February 2003, Assistant Vice
                                                        November 2001 to      President of AXA Financial and
                                                            present           Equitable; from December 1999 to
                                                                              January 2001, Senior Fund
                                                                              Administrator of AXA Financial and
                                                                              Equitable; from January 1993 to
                                                                              December 1999, Manager of
                                                                              Prudential Investment Fund
                                                                              Management.
-----------------------------------------------------------------------------------------------------------------
 Andrew S. Novak, Esq.                Assistant          From September       From May 2002 to present, Counsel of
 1290 Avenue of the Americas          Secretary         2002 to present       AXA Financial and Equitable; from
 New York, New York                                                           May 2001 to April 2002, Associate
 (34)                                                                         General Counsel and Chief
                                                                              Compliance Officer of Royce &
                                                                              Associates, Inc.; from August 1997 to
                                                                              August 2000, Vice President and
                                                                              Assistant General Counsel of Mitchell
                                                                              Hutchins Asset Management.
-----------------------------------------------------------------------------------------------------------------
 Joseph J. Paolo                      Compliance         From September       From May 2002 to present,
 1290 Avenue of the Americas,          Officer          2002 to present       Compliance Director and Assistant
 New York, New York                                                           Vice President of AXA Financial and
 (32)                                                                         Equitable; from February 2001 to
                                                                              May 2002, Compliance Officer of
                                                                              AXA Financial and Equitable; from
                                                                              June 1998 to February 2001, Principal
                                                                              Consultant, PricewaterhouseCoopers
                                                                              LLP; from February 1997 to June
                                                                              1998, Second Vice President and
                                                                              Compliance Officer of The Chase
                                                                              Manhattan Bank; from August 1992 to
                                                                              February 1997, Staff Accountant of
                                                                              the U.S. Securities and Exchange
                                                                              Commission.
-----------------------------------------------------------------------------------------------------------------

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

Shares of the Trust are offered to separate accounts of insurance companies in connection with the Contracts and may be offered to tax-qualified retirement plans. Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of 99% of the Trust's shares as of March 31, 2003.

As a "series" type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each portfolio. Each portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of the date of this SAI, no persons owned Contracts entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of any portfolio.

As of the date of this SAI, the trustees and officers of the Trust as a group, owned less than 1% of the outstanding shares of any class of any portfolio of the Trust.


INVESTMENT MANAGEMENT AND OTHER SERVICES


THE MANAGER

Equitable, through its AXA Funds Management Group Unit ("Manager"), currently serves as the investment manager for each portfolio. Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a subsidiary of AXA, a French insurance holding company. The principal offices of Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly-owned affiliate of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.


The Trust and the Manager have entered into two separate investment management agreements with respect to the Portfolios (the "Management Agreements"). At a meeting held on November 29, 2001, the Board of Trustees approved a Management Agreement with respect to each Portfolio except Aggressive Equity Portfolio, High Yield Portfolio and the Allocation Portfolios. The Board of Trustees approved an amendment to the Management Agreement with respect to Aggressive Equity Portfolio and High Yield Portfolio and a new Management Agreement with
respect to the Allocation Portfolios at a meeting held on      , 2003. In
approving the Management Agreements, the Board of Trustees considered the following factors: the nature and quality of the services proposed to be provided by the Manager to the Trust, the Manager's personnel and operations, the Manager's financial condition, the level and method of computing each portfolio's management fee, comparative fee and expense information for each of the portfolios, the profitability of the Trust to the Manager, the indirect profits to the Manager attributable to the existence of the Trust, the effect of each portfolio's growth and size on the portfolio's performance and expenses, and any possible conflicts of interest.

The Management Agreement for the Portfolios (other than the Allocation Portfolios) obligates the Manager to: (i) provide investment management and advisory services to the Trust; (ii) select the sub-advisers for certain portfolios; (iii) monitor, where applicable, each sub-adviser's investment programs and results; (iv) review brokerage matters; (v) oversee compliance by the Trust with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. The Management Agreement for the Allocation Portfolios obligates the Manager to: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for each of the Allocation Portfolios; (iii) review brokerage matters; (iv) oversee compliance by the Trust with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. The Management Agreements require the Manager to provide the Trust with office space, office equipment and personnel necessary to operate and administer the Trust's business, and also to supervise the provision of services by third parties. The continuance of each Management Agreement, with respect to each portfolio, after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. Each Management Agreement with respect to each portfolio may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio upon sixty (60) days' written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days' written notice to the Trust. Each Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Manager has also entered into a Consulting Agreement with certain investment consulting firms to provide research to assist the Manager in allocating portfolio assets among sub-advisers and in making recommendations to the Trustees about hiring and changing sub-advisers. [The Manager also has entered into a Consulting Agreement with Standard & Poor's to assist the Manager in selecting the Underlying Portfolios in which the Allocation Portfolios will invest.] The Manager is responsible for paying the consulting fees.

Each portfolio pays a fee to the Manager as described below for the investment management and advisory services the Manager provides each portfolio. The Manager and the Trust have also entered into an expense limitation agreement with respect to each portfolio ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectuses) of each portfolio are limited to the extent described in the Prospectuses.

PORTFOLIO                                MANAGEMENT FEE
---------                                --------------
Large Cap Growth Portfolio               0.90% of average daily net assets

Large Cap Core Equity Portfolio          0.90% of average daily net assets

Large Cap Value Portfolio                0.90% of average daily net assets

Small/Mid Cap Growth Portfolio           1.10% of average daily net assets

Small/Mid Cap Value Portfolio            1.10% of average daily net assets

International Equity Portfolio           1.05% of average daily net assets

Technology Portfolio                     1.20% of average daily net assets

Health Care Portfolio                    1.20% of average daily net assets

Core Bond Portfolio                      0.60% of average daily net assets

Conservative Allocation Portfolio        0.10% of average daily net assets

Conservative-Plus Allocation Portfolio   0.10% of average daily net assets

Moderate Allocation Portfolio            0.10% of average daily net assets

Moderate-Plus Allocation Portfolio       0.10% of average daily net assets

Aggressive Allocation Portfolio          0.10% of average daily net assets

                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)



                                      FIRST          NEXT           NEXT           NEXT
                                   $1 BILLION     $1 BILLION     $3 BILLION     $5 BILLION     THEREAFTER
                                  ------------   ------------   ------------   ------------   -----------
Aggressive Equity Portfolio ....      0.650%         0.600%         0.575%         0.550%         0.525%



                                      FIRST            NEXT            NEXT            NEXT
                                  $750 MILLION     $750 MILLION     $1 BILLION     $2.5 BILLION     THEREAFTER
                                 --------------   --------------   ------------   --------------   -----------
High Yield Portfolio .........        0.600%           0.575%          0.550%          0.530%          0.520%


In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian's fees; any proxy solicitors' fees and expenses; Trustee expenses (including any special counsel to the Trustees); transfer agent fees; advisory and administration fees; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Portfolios on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each portfolio or the nature of the services performed and relative applicability to each portfolio. As discussed in greater detail below, under "Distribution of the Trust's Shares," the Class B shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of their shares.


The table below shows the fees paid by each Portfolio except the Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios to the Manager during the period from December 31, 2001 (commencement of operations of the Trust) through December 31, 2002. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the Manager after fee waivers and the third column shows the total amount of fees waived by the Manager and other expenses of each Portfolio assumed by the Manager pursuant to the Expense Limitation Agreement. During the period ended December 31, 2002, the Manager did not receive any reimbursement for the 9 Portfolios comprising the Trust.


                    CALENDAR YEAR ENDED DECEMBER 31, 2002*


                                                                               TOTAL AMOUNT OF
                                                                               FEES WAIVED AND
                                                             MANAGEMENT FEE    OTHER EXPENSES
                                                             PAID TO MANAGER     ASSUMED BY
                PORTFOLIO                  MANAGEMENT FEE   AFTER FEE WAIVER       MANAGER
                ---------                 ---------------- ------------------ ----------------
Large Cap Growth Portfolio ..............    $   354,128       $    63,085        $291,043
Large Cap Core Equity Portfolio .........    $   240,398       $         0        $247,010
Large Cap Value Portfolio ...............    $   401,960       $   102,456        $299,504
Small/Mid Cap Growth Portfolio ..........    $   447,713       $   159,558        $288,155
Small/Mid Cap Value Portfolio ...........    $   530,780       $   250,201        $280,579
International Equity Portfolio ..........    $   269,568       $         0        $300,658
Technology Portfolio ....................    $   146,281       $         0        $233,940
Health Care Portfolio ...................    $   339,144       $   128,499        $210,645
Core Bond Portfolio .....................    $   907,659       $   439,744        $467,915
Moderate Portfolio** ....................    $13,423,267       $13,294,525        $128,742
Aggressive Equity Portfolio** ...........    $11,932,509       $11,932,509        $      0
High Yield Portfolio** ..................    $ 3,197,964       $ 3,197,964        $      0

----------

* The Portfolios commenced operations on December 31, 2001. Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios are not included in the above table because they had no operations during the fiscal year ended December 31, 2002.


**    Reflects fees paid by predecessor portfolio to the Manager.

Equitable and the officers of the Allocation Portfolios also serve as investment manager and officers, respectively, of the Underlying Portfolios. In addition, the trustees of the Allocation Portfolios also serve as trustees of certain Underling Portfolios. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Allocation Portfolios and the Underlying Portfolios. The trustees believe they have structured the Allocation Portfolios to address these concerns. If a situation arises that may result in a conflict, the trustees and officers of the Allocation Portfolios will carefully analyze the situation and take all appropriate steps to address the potential conflicts.



THE SUB-ADVISERS


The Manager has entered into sub-advisory agreements ("Subadvisory Agreements") on behalf of Large Cap Growth Portfolio, Large Cap Core Equity Portfolio, Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, Small/Mid Cap Value Portfolio, International Equity Portfolio, Technology Portfolio, Health Care Portfolio, Core Bond Portfolio, Aggressive Equity Portfolio and High Yield Portfolio. The Subadvisory Agreements obligate Alliance Capital Management L.P.; Dresdner RCM Global Investors LLC; TCW Investment Management Company; Janus Capital Management LLC; Thornburg Investment Management, Inc.; Institutional Capital Corporation; MFS Investment Management; Provident Investment Counsel, Inc.; Franklin Advisers, Inc.; AXA Rosenberg Investment Management LLC; Bank of Ireland Asset Management (U.S.) Limited; Marsico Capital Management, LLC; Firsthand Capital Management, Inc.; A I M Capital Management, Inc.; Wellington Management Company, LLP; BlackRock Advisors, Inc.; and Pacific Investment Management Company LLC (each a "Sub-adviser," and together the "Sub-advisers") to: (i) make investment decisions on behalf of their respective portfolios, (ii) place all orders for the purchase and sale of investments for their respective portfolios with brokers or dealers selected by the Manager and/or the Sub-advisers, and (iii) perform certain limited related administrative functions in connection therewith. The Board approved the Subadvisory Agreement with each Sub-adviser based on a number of factors relating to each Sub-adviser's ability to perform under its Subadvisory Agreement. These factors included: the nature, quality and extent of the services to be rendered by the Sub-adviser to the portfolio, the Sub-adviser's management style, the Portfolio's performance record, the Sub-adviser's current and proposed level of staffing and its overall resources, whether the Sub-adviser manages or has managed any other registered investment companies, the Sub-Adviser's compliance systems and capabilities, and any disciplinary history. In approving Subadvisory Agreements with Franklin Advisers, Inc. and Provident Investment Counsel, Inc., on behalf of Small/Mid Cap Growth Portfolio, Wellington Management Company, LLP, on behalf of Small/Mid Cap Value Portfolio, and Marsico Capital Management, LLC on behalf of International Equity Portfolio ("New Sub-advisers") the Board also considered: the extent to which each New Sub-adviser's investment style compares to, or correlates with, those of other Sub-advisers for the portfolio and the costs associated with the transition of assets from the prior sub-adviser to the New Sub-adviser.


During the period from December 31, 2001 (commencement of operations) through December 31, 2002, the Manager paid the following fees to each Sub-adviser with respect to the Portfolios listed below pursuant to the Subadvisory Agreements:


                    CALENDAR YEAR ENDED DECEMBER 31, 2002*

PORTFOLIO                                      SUB ADVISORY FEE PAID
---------                                     ----------------------
   Large Cap Growth Portfolio ...............       $  155,432
   Large Cap Core Equity Portfolio ..........       $  105,510
   Large Cap Value Portfolio ................       $  178,551
   Small/Mid Cap Growth Portfolio ...........       $  222,185
   Small/Mid Cap Value Portfolio ............       $  265,384
   International Equity Portfolio ...........       $  125,959
   Technology Portfolio .....................       $   79,917
   Health Care Portfolio ....................       $  183,552
   Core Bond Portfolio ......................       $  378,195
   Moderate Portfolio** .....................       $6,448,000
   Aggressive Equity Portfolio** ............       $5,520,857
   High Yield Portfolio** ...................       $1,349,933

----------

* The Portfolios commenced operations on December 31, 2001. Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios are not included in the above table because they had no operations during the fiscal year ended December 31, 2002.

** Reflects fees paid by the Manager to the Sub-adviser with respect to the predecessor portfolio.

The Manager recommends sub-advisers for each portfolio listed above (other than the Allocation Portfolios) to the Trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser's skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Portfolios (other than the Allocation Portfolios) are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and the Manager does not expect to recommend frequent changes of sub-advisers. The Trust has received an exemptive order from the SEC ("Multi-Manager Order") that permits the Manager, subject to certain conditions, to enter into Subadvisory Agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing portfolios, change the terms of particular Subadvisory Agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the Subadvisory Agreements would cause an automatic termination of the agreement. However, the Manager may not enter into a sub-advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser"), such as Alliance Capital Management L.P. and AXA Rosenberg Investment Management LLC unless the sub-advisory agreement with the Affiliated Adviser, including compensation thereunder, is approved by the affected portfolio's shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed portfolio, the portfolio's initial shareholder. Although shareholder approval would not be required for the termination of Subadvisory Agreements, shareholders of a portfolio would continue to have the right to terminate such agreements for the portfolio at any time by a vote of a majority of outstanding voting securities of the portfolio.

Alliance Capital Management L.P. ("Alliance Capital") serves as a Sub-adviser to Large Cap Growth Portfolio, Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, Technology Portfolio, Aggressive Equity Portfolio and High Yield Portfolio. In addition, Alliance Capital, through its Bernstein Investment Research and Management ("Bernstein") unit, serves as a Sub-adviser to Large Cap Core Equity Portfolio and International Equity Portfolio. Alliance Capital, a limited partnership, is indirectly majority-owned by Equitable. As of December 31, 2002, Alliance Capital had approximately $386 billion in assets under management. The principal office of Alliance Capital is located at 1345 Avenue of the Americas, New York, New York 10105.


Dresdner RCM Global Investors LLC ("Dresdner") serves as a Sub-adviser to Large Cap Growth Portfolio, Technology Portfolio and Health Care Portfolio. Dresdner is an indirect wholly owned subsidiary of Allianz AG, a European-based, multi-national insurance and financial services holding company. As of December 31, 2002, Dresdner had approximately $44.8 billion in assets under management. The principal office of Dresdner is located at Four Embarcadero Center, San Francisco, California 94111-4189.

TCW Investment Management Company ("TCW") serves as a Sub-adviser to Large Cap Growth Portfolio and Small/Mid Cap Value Portfolio. TCW is a wholly owned subsidiary of The TCW Group, Inc. Societe Generale Asset Management, S.A. holds a majority interest in The TCW Group, Inc. Societe Generale Asset Management, S.A. is a wholly owned subsidiary of Societe Generale, S.A., a publicly held financial firm headquartered in Paris, France. As of December 31, 2002, TCW had approximately $79.35 billion in assets under management. The principal office of TCW is located at 865 South Figueroa Street, Los Angeles, California 90017.

Janus Capital Management LLC ("Janus") serves as a Sub-adviser to Large Cap Core Equity Portfolio. Janus is a majority owned subsidiary of Janus Capital Group Inc., a publicly traded company whose subsidiaries are engaged in financial services. As of December 31, 2002, Janus had approximately $137 billion in assets under management. The principal office of Janus is located at 100 Fillmore Street, Denver, Colorado 80206.

Thornburg Investment Management, Inc. ("Thornburg") serves as a Sub-adviser to Large Cap Core Equity Portfolio. Thornburg is an employee-owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg. As of December 31, 2002, Thornburg had approximately $5.5 billion in assets under management. The principal office of Thornburg is located at 119 East Marcy Street, Santa Fe, New Mexico 87501-2046.

Institutional Capital Corporation ("ICAP") serves as a Sub-adviser to Large Cap Value Portfolio. ICAP is an employee-owned money management firm. Robert H. Lyon is the controlling shareholder of ICAP. As of December 31, 2002, ICAP had approximately $10.1 billion in assets under management. The principal office of ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.

MFS Investment Management ("MFS") serves as a Sub-adviser to Large Cap Value Portfolio. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada Inc., a diversified financial services organization. As of December 31, 2002, MFS had approximately $112.5 billion in assets under management. The principal office of MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Provident Investment Counsel, Inc. ("Provident") serves as a Sub-Adviser to Small/Mid Cap Growth Portfolio. Provident is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC. As of December 31, 2002, Provident had approximately $4.9 billion in assets under management. The principal office of Provident is located at 300 North Lake Avenue, Pasadena, California 91101.


Franklin Advisers, Inc. ("Franklin") serves as a Sub-adviser to Small/Mid Cap Growth Portfolio. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc., which is a publicly-traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2002, together with its affiliates, Franklin had approximately $258 billion in assets under management. The principal office of Franklin is located at One Franklin Parkway, San Mateo, California 94403.


AXA Rosenberg Investment Management LLC ("AXA Rosenberg") serves as a Sub-adviser to Small/Mid Cap Value Portfolio. AXA Rosenberg is a wholly owned subsidiary of AXA Rosenberg Group LLC ("AXA Rosenberg Group"). AXA Investment Managers S. A., a French societe anonyme and investment arm of AXA, a French insurance holding company that includes Equitable among its subsidiaries, holds a majority interest in AXA Rosenberg Group. As of December 31, 2002, AXA Rosenberg Group had approximately $14.1 billion in assets under management. The principal office of AXA Rosenberg is located at 4 Orinda Way, Building E, Orinda, California 94563.

Bank of Ireland Asset Management (U.S.) Limited ("BIAM (U.S.)") serves as a Sub-adviser to International Equity Portfolio. BIAM (U.S.) is a wholly owned subsidiary of Bank of Ireland Group, a publicly traded financial services provider located in Ireland. As of December 31, 2002, BIAM (U.S.) had approximately $22.4 billion in assets under management. The principal North American office of BIAM (U.S.) is located at 75 Holly Lane, Greenwich, Connecticut 06830.


Marsico Capital Management LLC ("Marsico") servers as a Sub-adviser to International Equity Portfolio and Aggressive Equity Portfolio. Marsico is an indirect wholly-owned subsidiary of Bank of America Corporation. As of December 31, 2002, Marsico had approximately $15 billion in assets under management. The principal office of Marsico is located at 1200 17th Street, Suite 1300, Denver, Colorado 80202.


Firsthand Capital Management, Inc. ("Firsthand") serves as a Sub-adviser to Technology Portfolio. Kevin M. Landis is the controlling shareholder of Firsthand. As of December 31, 2002, Firsthand had approximately $750 million in assets under management. The principal office of Firsthand is located at 125 South Market, Suite 1200, San Jose, California 95113.

A I M Capital Management, Inc. ("AIM") serves as a Sub-adviser to Health Care Portfolio. AIM is a wholly owned subsidiary of A I M Advisors, Inc. A I M Advisors, Inc. is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"). AIM Management merged with INVESCO in 1997 to form AMVESCAP PLC, one of the world's largest investment services companies. As of December 31, 2002, AIM Management had approximately $124.4 billion in assets under management. The principal office of AIM is located at 11 Greenway Plaza, Houston, Texas 77046.

Wellington Management Company, LLP ("Wellington Management") serves as a Sub-adviser to Health Care Portfolio and Small Mid Cap Value Portfolio. Wellington Management is an employee-owned limited liability partnership whose sole business is investment management. Wellington Management is owned by 68 partners, all active employees of the firm; the managing partners of Wellington Management are Duncan M. McFarland, Laurie A. Gabriel and John R. Ryan. As of December 31, 2002, Wellington Management had approximately $303 billion in assets under management. The principal office of Wellington Management is located at 75 State Street, Boston, Massachusetts 02109.

BlackRock Advisors, Inc. ("BAI") serves as a Sub-adviser to Core Bond Portfolio. BAI is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., a publicly traded diversified financial services company. As of December 31, 2002, BAI had approximately $273 billion in assets under management. The principal office of BAI is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.


Pacific Investment Management Company LLC ("PIMCO") serves as a Sub-Adviser to Core Bond Portfolio and High Yield Portfolio. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P., ("ADAM LP"). Allianz AG ("Allianz") is the indirect majority owner of ADAM LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP. As of December 31, 2002, PIMCO had approximately $304.6 billion in assets under management. The principal office of PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.


When a portfolio has more than one sub-adviser, the assets of each portfolio are allocated by the Manager among the sub-advisers selected for the portfolio. Each Sub-adviser has discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with each portfolio's investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Sub-adviser provides any services to any portfolio except asset management and related administrative and recordkeeping services. However, a Sub-adviser or its affiliated broker-dealer may execute portfolio transactions for a portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

PERSONAL TRADING POLICIES. The Portfolios, the Manager and the Co-distributors each have adopted a code of ethics pursuant to rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a portfolio but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each Sub-adviser also has adopted a code of ethics under rule 17j-1. The Trust's Board of Trustees reviews the administration of the codes of ethics at least annually and receives certification from each Sub-Adviser regarding compliance with the codes of ethics annually.


THE ADMINISTRATOR


Pursuant to an administrative agreement ("Mutual Funds Services Agreement"), Equitable ("Administrator") provides the Trust with necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, the Trust pays Equitable a fee at an annual rate of 0.15% of the Trust's total average net assets plus $35,000 per portfolio and, for portfolios with more than one sub-adviser, an additional $35,000 for each portion of a portfolio for which separate administrative services are provided (e.g. portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style). Pursuant to a sub-administration arrangement, Equitable relies on J. P. Morgan Investors Services Co. ("Sub-administrator") to provide the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

During the period from December 31, 2001 (commencement of operations of the Trust) through December 31, 2002, the Trust, with respect to each Portfolio except the Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios, paid the following fees for administrative services:

                    CALENDAR YEAR ENDED DECEMBER 31, 2002*

PORTFOLIO                                       ADMINISTRATION FEE
---------                                      -------------------
    Large Cap Growth Portfolio ...............       $201,185
    Large Cap Core Equity Portfolio ..........       $181,819
    Large Cap Value Portfolio ................       $209,211
    Small/Mid Cap Growth Portfolio ...........       $203,256
    Small/Mid Cap Value Portfolio ............       $214,696
    International Equity Portfolio ...........       $180,202
    Technology Portfolio .....................       $159,675
    Health Care Portfolio ....................       $184,132
    Core Bond Portfolio ......................       $340,639
    Moderate Portfolio** .....................       $881,182
    Aggressive Equity Portfolio** ............       $810,263
    High Yield Portfolio** ...................       $210,353

----------

* The Portfolios commenced operations on December 31, 2001. Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios are not included in the above table because they had no operations during the fiscal year ended December 31, 2002.

**    Reflects fees paid by predecessor portfolio to the Administrator.



THE CO-DISTRIBUTORS

The Trust has distribution agreements with AXA Advisors and AXA Distributors (each also referred to as a "Distributor," and together "Co-distributors") in which AXA Advisors and AXA Distributors serve as the Co-distributors for each class of the Trust's shares. AXA Advisors and AXA Distributors are each an indirect wholly-owned subsidiary of Equitable and the address for each is 1290 Avenue of the Americas, New York, New York 10104.

The Trust's distribution agreements with respect to Class A and Class B shares ("Distribution Agreements") were approved by its Board of Trustees at a Board meeting held on December 10, 2002. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a portfolio and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to the Class B shares of the Trust ("Plan"). The Trust's Class B shares may pay an annual distribution fee of up to 0.50% of their average daily net assets. However, under the Distribution Agreements, payments to the Co-distributors under the Plan are limited to an annual rate equal to 0.25% of the average daily net assets of a portfolio attributable to its Class B shares. There is no distribution plan with respect to Class A shares and the Portfolios pay no distribution fees with respect to those shares.

The Board of Trustees considered various factors in connection with its decision as to whether to approve the Plan, including: (i) the nature and causes of the circumstances which make the Plan necessary and appropriate; (ii) the way in which the Plan addresses those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Plan to any other person relative to those of the Trust; (v) the effect of the Plan on existing Contract owners;
(vi) the merits of possible alternative plans or pricing structures; (vii) the relationship of the Plan to other distribution efforts of the Trust; and (viii) the competitive conditions in the variable products industry.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Trust's Board of Trustees, including the Independent Trustees, unanimously determined, in the exercise of its business judgment, that the Plan is reasonably likely to benefit the Trust and the shareholders of the Portfolios and approved it.

Pursuant to the Plan, the Trust compensates the Co-distributors from assets attributable to the Class B shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to the Co-distributors on a monthly basis. A portion of the amounts received by the Co-distributors will be used to defray various costs incurred or paid by the Co-distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B shares. The Co-distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class B shares.

The Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Co-distributors. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Plan and in connection with their annual consideration of the Plan's renewal. The Co-distributors expenditures include, without limitation: (i) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to Class B shares of the Trust; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B shares of the Trust; (iii) holding seminars and sales meetings designed to promote the distribution of Class B shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and the Portfolios, including the performance of the Portfolios; (v) training sales personnel regarding the Class B shares of the Trust; and (vi) financing any other activity that the Co-distributors determine is primarily intended to result in the sale of Class B shares.

The Co-distributors pay all fees and expenses in connection with their respective qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, each Distributor offers shares of each portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the portfolio or the Trust may from time to time be registered or where permitted by applicable law. Each Distribution Agreement provides that the Co-distributors shall accept orders for shares at net asset value without sales commissions or loads being charged. The Co-distributors have made no firm commitment to acquire shares of any portfolio.

The Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Co-distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust's Board of Trustees, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding Class B shares of the portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount (up to 0.50% of average daily net assets annually) that may be spent for distribution of Class B shares of any portfolio without the approval of the Class B shareholders of that portfolio.


The table below shows the amounts paid by each Portfolio except the Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios to the Co-distributors pursuant to the Distribution Plan for the period from December 31, 2001 (commencement of operations of the Trust) through December 31, 2002. For this period, the Co-distributors' actual expenditures exceeded the amounts received from the Portfolios.

                     CALENDAR YEAR ENDED DECEMBER 31, 2002*

                                           DISTRIBUTION    DISTRIBUTION
                                             FEE PAID        FEE PAID
                                              TO AXA          TO AXA             TOTAL
PORTFOLIO                                    ADVISORS      DISTRIBUTORS    DISTRIBUTION FEES
---------                                 --------------  --------------  ------------------
Large Cap Growth Portfolio .............     $ 56,311        $ 37,970          $ 94,281
Large Cap Core Equity Portfolio ........     $ 41,734        $ 21,000          $ 62,734
Large Cap Value Portfolio ..............     $ 65,175        $ 42,169          $107,344
Small/Mid Cap Growth Portfolio .........     $ 65,414        $ 31,988          $ 97,402
Small/Mid Cap Value Portfolio ..........     $ 80,674        $ 35,044          $115,718
International Equity Portfolio .........     $ 45,572        $ 14,497          $ 60,069
Technology Portfolio ...................     $ 18,984        $  8,639          $ 27,623
Health Care Portfolio ..................     $ 47,167        $ 19,263          $ 66,430
Core Bond Portfolio ....................     $240,034        $131,426          $371,460
Moderate Portfolio** ...................     $885,609        $ 91,761          $977,370
Aggressive Equity Portfolio** ..........     $276,000        $178,146          $454,146
High Yield Portfolio** .................     $312,686        $422,893          $735,669

----------

* The Portfolios commenced operations on December 31, 2001. Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios are not included in the above table because they had no operations during the fiscal year ended December 31, 2002.

**    Reflects fees paid by predecessor portfolio to the Co-distributors.


BROKERAGE ALLOCATION AND OTHER STRATEGIES


BROKERAGE COMMISSIONS

The Portfolios are charged for securities brokers' commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Sub-advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the Portfolios, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the Portfolios may invest may be discounted for certain large domestic and foreign investors such as the Portfolios. A number of foreign banks and brokers will be used for execution of each portfolio's portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Manager and Sub-advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Sub-advisers. The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally. In addition, the Manager and Sub-advisers may allocate brokerage business to brokers and dealers that have made or are expected to make significant efforts in facilitating the distribution of the Trust's shares.

The Manager, and the Sub-advisers, subject to seeking the most favorable price and best execution and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., may consider sales of shares of the Trust as a factor in the selection of broker-dealers. The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Sub-advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement ("Directed Brokerage"); or (ii) reward brokers for past sales of Trust shares ("Reward Brokerage"). The Trustees will review the levels of Directed Brokerage and Reward Brokerage for each Portfolio on a quarterly basis.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act") and by policies adopted by the Trustees, the Manager and Sub-advisers may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Sub-advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Sub-adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Sub-adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Certain Sub-advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the portfolio. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the portfolio, Sub-adviser's other clients and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of
Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Sub-advisers for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers will tend to reduce the Manager's and Sub-advisers' expenses in managing the Portfolios. For the fiscal year ended December 31, 2002, certain of the Sub-advisers allocated a substantial portion of their applicable portfolio's brokerage business to brokers that provided such research services.


During the period from December 31, 2001 (commencement of operations of the Trust) through December 31, 2002, each Portfolio except the Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios paid the amount indicated in brokerage commissions:

                    CALENDAR YEAR ENDED DECEMBER 31, 2002*

PORTFOLIO                                     BROKERAGE COMMISSIONS PAID
---------                                    ---------------------------
  Large Cap Growth Portfolio ...............          $  138,393
  Large Cap Core Equity Portfolio ..........          $  105,096
  Large Cap Value Portfolio ................          $  280,954
  Small/Mid Cap Growth Portfolio ...........          $  648,699
  Small/Mid Cap Value Portfolio ............          $  362,431
  International Equity Portfolio ...........          $   90,165
  Technology Portfolio .....................          $  129,635
  Health Care Portfolio ....................          $  122,288
  Core Bond Portfolio ......................          $   44,883
  Moderate Portfolio** .....................          $3,470,583
  Aggressive Equity Portfolio** ............          $6,325,893
  High Yield Portfolio** ...................          $    7,261

----------

* The Portfolios commenced operations on December 31, 2001. Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios are not included in the above table because they had no operations during the fiscal year ended December 31, 2002.

**    Reflects brokerage commissions paid by predecessor portfolio.



BROKERAGE TRANSACTIONS WITH AFFILIATES

To the extent permitted by law and in accordance with procedures established by the Trust's Board of Trustees, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager, including Sanford C. Bernstein & Co., LLC or Sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or Sub-advisers. The 1940 Act generally prohibits a Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Sub-advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust relies on exemptive relief from the SEC that permits mutual funds managed by the Manager and advised by multiple advisers to engage in principal and brokerage transactions with a broker-dealer affiliated with a Sub-adviser to the same Portfolio. The Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of a Sub-adviser to a portfolio for which that Sub-adviser provides investment advice do not exceed the usual and customary broker's commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Sub-advisers or their affiliates.


During the period from December 31, 2001 (commencement of operations of the Trust) through December 31, 2002, the following Portfolios paid the amounts indicated to the affiliated broker-dealers of the Manager or affiliates of the Sub-Advisers to each Portfolio.

                    CALENDAR YEAR ENDED DECEMBER 31, 2002*

                                                                                                      PERCENTAGE OF
                                                                    AGGREGATE       PERCENTAGE OF     TRANSACTIONS
                                           AFFILIATED               BROKERAGE      TOTAL BROKERAGE      (BASED ON
PORTFOLIO                                BROKER-DEALER          COMMISSIONS PAID     COMMISSIONS     DOLLAR AMOUNTS)
---------                        ----------------------------- ------------------ ----------------- ----------------
Large Cap Value Portfolio        Bernstein                          $  4,822             1.72%             0.93%
Large Cap Growth Portfolio       Bernstein                          $    645             0.47%             0.35%
Large Cap Core Equity            Bernstein                          $ 17,571            16.72%             2.18%
 Portfolio
Technology Portfolio             Bernstein                          $    238             0.18%             0.04%
Health Care Portfolio            Bernstein                          $     41             0.03%             0.01%
International Equity Portfolio   Bernstein                          $    290             0.32%             0.07%
Small/Mid Cap Value Portfolio    Bernstein                          $  1,697             0.47%             0.13%
                                 Cowen                              $     45             0.01%             0.01%
Small/Mid Cap Growth             Bernstein                          $    815             0.13%             0.09%
 Portfolio
Moderate Portfolio**             Bernstein                          $144,059             5.91%             5.62%
                                 Merrill Lynch & Co., Inc.          $190,406             7.81%             6.70%
                                 Prudential-Bache Securities        $    232             0.01%             0.01%
Aggressive Equity Portfolio**    Bernstein                          $158,244             1.75%             1.53%
                                 Montgomery Securities              $279,411             3.09%             3.03%

----------

* The Portfolios commenced operations on December 31, 2001. Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios are not included in the above table because they had no operations during the fiscal year ended December 31, 2002.

** Reflects fees paid by the predecessor portfolio to the affiliated broker-dealers.



PURCHASE AND PRICING OF SHARES

The Trust will offer and sell its shares based on each portfolio's net asset value per share, which will be determined in the manner set forth below.

The net asset value of the shares of each class of each portfolio will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day, as defined below. The net asset value per share of each class of a portfolio will be computed by dividing the sum of the investments held by that portfolio applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the portfolio at such time. All expenses borne by the Trust and each of its Classes, will be accrued daily.

The net asset value per share of each portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

     o The assets belonging to each portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any portfolios or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) "General Items," if any, allocated to that portfolio. "General Items" include any assets, income, earnings, profits, and proceeds thereof, portfolios, or payments that are not readily identifiable as belonging to any particular portfolio. General Items will be allocated as the Trust's Board of Trustees considers fair and equitable.

     o The liabilities belonging to each portfolio will include (i) the liabilities of the Trust in respect of that portfolio, (ii) all expenses, costs, charges and reserves attributable to that portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular portfolio which have been allocated as the Trust's Board of Trustees considers fair and equitable.

The value of each portfolio will be determined at the close of business on each "business day." Normally, this would be each day that the New York Stock Exchange is open and would include some federal holidays. For stocks and options, the close of trading is 4:00 p.m. and 4:15 p.m. Eastern Time, respectively; for bonds it is the close of business in New York City, and for foreign securities (other than ADRs) it is the close of business in the applicable foreign country, with exchange rates determined at 12:00 p.m. Eastern Time.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each portfolio are valued as follows:


     o Stocks listed on national securities exchanges and certain over-the-counter issues traded on the NASDAQ national market system are valued at the last sale price, or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if there is no reported sale during the day, at a bid price estimated by a broker.

     o Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

     o U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

     o Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

     o Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities that mature in more than 60 days are valued at representative quoted prices.

     o Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

     o Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

     o Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

     o Options are valued at their last sales price or, if not available, previous day's sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

     o Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

     o Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.


     o Shares of the Underlying Portfolios held by the Allocation Portfolios are valued at their net asset value.


     o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the valuation committee of the Board of Trustees using its best judgment.

If the Trust determines that a material change in the value of a foreign security has occurred after the close of trading in the foreign market(s) in which a portfolio invests but before the close of regular trading on the NYSE, the Trust may use fair value methods to reflect those changes. In addition, the Trust may use fair value methods to value securities in other situations, for example, when a particular foreign market is closed but the Trust is open. This policy is intended to assure that a portfolio's net asset value fairly reflects securities' values as of the time of pricing.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Sub-advisers may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Sub-advisers will continuously monitor the performance of these services.


TAXATION


Each portfolio is treated for federal tax purposes as a separate entity. The Trust intends that each Portfolio will elect to be, and will qualify each year to be treated as, a regulated investment company under Subchapter M of the Code. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing. For purposes of this test, gross income is determined without regard to losses from the sale or other disposition of stock, securities or those currencies.

If a Portfolio failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) each insurance company separate account invested in the portfolio would fail to satisfy the diversification requirements described below, with the result that the Contracts supported by that account would no longer be eligible for tax deferral, and (3) all distributions out of the Portfolio's earnings and profits, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as dividends (i.e., ordinary income). In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

As a regulated investment company, each Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are timely distributed to shareholders under the

Code. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.


A Portfolio investing in foreign securities or currencies may be subject to foreign taxes that could reduce the investment performance of such Portfolio.

Subchapter L of the Code requires that each separate account in which Contract premiums are invested be "adequately diversified" (as described in the next paragraph). If a Portfolio satisfies certain requirements regarding the types of shareholders it has and the availability of its shares, which each Portfolio intends to do, then such a separate account will be able to "look through" that Portfolio, and in effect treat its assets as the account's assets, for purposes of determining whether the account is diversified. Moreover, if an Underlying Portfolio in which a Portfolio invests also satisfies those share requirements, [which the Trust understands each Underlying Portfolio intends to do,] the separate account investing in that Portfolio will effectively treat the Underlying Portfolio's assets as its own for those purposes.

Because the Trust is used to fund Contracts, each Portfolio and Underlying Portfolio must meet the diversification requirements imposed by Subchapter L or the Contracts will fail to qualify as life insurance policies or annuity contracts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account that invest therein -- and, as described above, of each Portfolio and Underlying Portfolio -- that may be invested in securities of a single issuer. Specifically, for a Portfolio to meet the investment diversification requirements of Subchapter L, Treasury regulations require that, except as permitted by the "safe harbor" described below, no more than 55% of the total value of the assets of the portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Subchapter L provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. Compliance with the regulations is tested on the last day of each calendar year quarter. There is a 30-day period after the end of each quarter in which to cure any non-compliance.

Each portfolio may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a portfolio will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the distribution requirement under Subchapter M ("Distribution Requirement")), even if the QEF does not distribute those earnings and gain to the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each Portfolio may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, a Portfolio also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Portfolio for prior taxable years under the election. A Portfolio's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a Portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the income requirement under Subchapter M.

A Portfolio may invest in certain futures and "nonequity" options (i.e. certain listed options, such as those on a "broad-based" stock index) -- and certain foreign currency options and forward contracts with respect to which it makes a particular election -- that will be subject to Section 1256 of the Code "Section 1256 contracts." Any Section 1256 contracts a Portfolio holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. A Portfolio may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the Portfolio in accordance with the regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that it must distribute.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a Portfolio accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Portfolio actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.

Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a Portfolio may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Portfolio's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Portfolio's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the Portfolios, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a Portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Portfolio is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it received on the exercise plus the premium it received when it wrote the option is more or less than the underlying security's basis.

If a Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the position, the Portfolio will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract a Portfolio or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a Portfolio's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Portfolio's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

A Portfolio that acquires zero coupon or other securities issued with original issue discount ("OID") and/or Treasury inflation-indexed securities ("TIIS"), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the Portfolio receives no corresponding payment on them during the year. Similarly, a Portfolio that invests in payment-in-kind ("PIK") securities must include in its gross income securities it receives as "interest" on those securities. Each Portfolio has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because a Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the Portfolio's cash assets or from the proceeds of sales of Portfolio securities, if necessary. The Portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.



PORTFOLIO PERFORMANCE

Returns and yields do not reflect insurance company charges and fees applicable to the Contracts.


COMPUTATION OF TOTAL RETURN

Each portfolio may provide average annual total return information calculated according to a formula prescribed by the SEC. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the portfolio and the ending value of that account measured by the then current net asset value of that portfolio assuming that all dividends and capital gains distributions during the stated period were invested in shares of the portfolio when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

P(1+T)n = ERV

Where :

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of that period

Each portfolio's total return will vary from time to time depending upon market conditions, the composition of each portfolio's investment portfolio and operating expenses of the Trust allocated to each portfolio. Total return should also be considered relative to changes in the value of a portfolio's shares and to the relative risks associated with the investment objectives and policies of the Portfolios. These total return figures do not reflect insurance company expenses and fees applicable to the Contracts. At any time in the future, total return may be higher or lower than in the past and there can be no assurance that any historical results will continue.


NON-STANDARD PERFORMANCE

In addition to the performance information described above, each portfolio may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Computation of Total Return" above except that no annualization is made.


YIELD CALCULATION

Yields for a portfolio are computed by dividing a portfolio's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the portfolio's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond portfolios. Dividends from equity securities are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a portfolio's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by a portfolio with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

Income calculated for the purposes of calculating a portfolio's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a portfolio's yield may not equal its distribution rate, the income paid to an investor's account, or the income reported in the portfolio's financial statements.

Yield information may be useful in reviewing a portfolio's performance and in providing a basis for comparison with other investment alternatives. However, a portfolio's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates a portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the portfolio's holdings, thereby reducing a portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur.


OTHER INFORMATION

DELAWARE STATUTORY TRUST. The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a portfolio. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the Portfolios) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a portfolio's property for all losses and expenses of any portfolio shareholder held personally liable for the obligations of the portfolio. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a portfolio itself would be unable to meet its obligations, a possibility that Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the portfolio. The Trustees intend to conduct the operations of the Portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolios.

CLASSES OF SHARES. Each portfolio consists of Class A shares and Class B shares. A share of each class of a portfolio represents an identical interest in that portfolio's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Portfolios will affect the performance of those classes. Each share of a portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that portfolio. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A and Class B shares will differ.

VOTING RIGHTS. Shareholders of each portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Portfolios as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law.

SHAREHOLDER MEETINGS. The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

CLASS-SPECIFIC EXPENSES. Each portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers, LLP ("PwC"), 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust's independent accountants. PwC is responsible for auditing the annual financial statements of the Trust.


CUSTODIAN

JPMorgan Chase Bank ("Chase"), 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the Trust's portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.


TRANSFER AGENT

Equitable serves as the transfer agent and dividend disbursing agent for the Trust.


COUNSEL

Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036, serves as counsel to the Trust. Wilmer, Cutler & Pickering, 399 Park Avenue, New York, New York 10022, serves as counsel to the Independent Trustees of the Trust.


FINANCIAL STATEMENTS


The audited financial statements for the year ended December 31, 2002, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the SEC, are incorporated by reference and made a part of this document. The audited financial statements for the year ended December 31, 2002, including the financial highlights, for the predecessor portfolios of the Aggressive Equity Portfolio, High Yield Portfolio and the Moderate Portfolio (EQ/Aggressive Stock Portfolio, EQ/High Yield Portfolio and EQ/Balanced Portfolio, respectively) appear in the EQ Advisors Trust Annual Report to Shareholders, which was filed electronically with the SEC and is incorporated herein by reference and made a part of this document. The Conservative, Conservative-Plus, Moderate-Plus and Aggressive Portfolios have no operating history prior to the date of this SAI. The Underlying Portfolios each have operating histories of at least one year.

                                  APPENDIX A


DESCRIPTION OF COMMERCIAL PAPER RATINGS


A-1 AND PRIME-1 COMMERCIAL PAPER RATINGS

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by Standard & Poor's. Commercial paper rated A-1 by Standard & Poor's has the following characteristics:

     o    liquidity ratios are adequate to meet cash requirements;

     o    long-term senior debt is rated "A" or better;

     o the issuer has access to at least two additional channels of borrowing;

     o basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

     o typically, the issuer's industry is well established and the issuer has a strong position within the industry; and

     o    the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by Standard & Poor's to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

     o    evaluation of the management of the issuer;

     o economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

     o evaluation of the issuer's products in relation to competition and customer acceptance;

     o    liquidity;

     o    amount and quality of long-term debt;

     o    trend of earnings over a period of ten years;

     o financial strength of parent company and the relationships which exist with the issuer; and

     o recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


DESCRIPTION OF BOND RATINGS

Bonds are considered to be "investment grade" if they are in one of the top four ratings.

Standard & Poor's ratings are as follows:

     o Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     o Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     o Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     o Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     o Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

     o The rating C1 is reserved for income bonds on which no interest is being paid.

     o Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody's ratings are as follows:

     o Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     o Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than the Aaa securities.

     o Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     o Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     o Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     o Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     o Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     o Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     o Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category, the modifier "2" indicates a mid-range ranking and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

                            PART C: OTHER INFORMATION

Item 23.                   Exhibits:
                           --------


         (a)               Trust Instrument

         (a)(1)            Agreement and Declaration of Trust of Registrant.(1)

         (a)(2)            Certificate of Trust of Registrant.(1)

         (b)               By-laws of Registrant.(1)

         (c)               None other than provisions contained in Exhibit
                          (a)(1) and (b)

         (d)               Investment Advisory Contracts

         (d)(1) Investment Management Agreement between Registrant and The Equitable Life Assurance Society of the United States ("Equitable") dated as of November 30, 2001.(3)


         (d)(1)(i) Form of Investment Management Agreement between Registrant and Equitable dated as of June 30, 2003 - (filed herewith).

         (d)(1)(ii) Form of Amendment No. 1 dated June 30, 2003 to the Investment Management Agreement between Registrant and Equitable dated as of November 30, 2001 - (filed herewith).


         (d)(2) Investment Advisory Agreement between Equitable and Alliance Capital Management L.P. ("Alliance Capital") dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Large Cap Core Equity Portfolio, AXA Premier VIP Large Cap Value Portfolio, AXA Premier VIP Small/Mid Cap Growth Portfolio, AXA Premier VIP International Equity Portfolio and AXA Premier VIP Technology Portfolio.(2)

         (d)(3) Investment Advisory Agreement between Equitable and Dresdner RCM Global Investors LLC ("Dresdner") dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Technology Portfolio and AXA Premier VIP Health Care Portfolio.(1)

         (d)(3)(i) Investment Advisory Agreement between Equitable and Dresdner dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Technology Portfolio and AXA Premier VIP Health Care Portfolio.(3)

         (d)(4) Investment Advisory Agreement between Equitable and TCW Investment Management Company ("TCW") dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Growth Portfolio and AXA Premier VIP Small/Mid Cap Value Portfolio.(1)

         (d)(5) Investment Advisory Agreement between Equitable and Janus Capital Management LLC ("Janus") dated as of April 3, 2002 with respect to AXA Premier VIP Large Cap Core Equity Portfolio.(2)

         (d)(6) Investment Advisory Agreement between Equitable and Thornburg Investment Management, Inc. ("Thornburg") dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Core Equity Portfolio.(1)

         (d)(7) Investment Advisory Agreement between Equitable and Institutional Capital Corporation ("ICAP") dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Value Portfolio.(1)

         (d)(8) Investment Advisory Agreement between Equitable and MFS Investment Management ("MFS") dated as of November 30, 2001 with respect to AXA Premier VIP Large Cap Value Portfolio and AXA Premier VIP Small/Mid Cap Growth Portfolio.(1)

         (d)(8)(i) Amendment No. 1 dated as of August 1, 2002 to Investment Advisory agreement between Equitable and MFS with respect to AXA Premier VIP Large Cap Value Portfolio.(3)

         (d)(9) Investment Advisory Agreement between Equitable and RS Investment Management, LP ("RSIM") dated as of November 30, 2001 with respect to AXA Premier VIP Small/Mid Cap Growth Portfolio.(1)

         (d)(10) Investment Advisory Agreement between Equitable and AXA Rosenberg Investment Management LLC ("AXA Rosenberg") dated as of November 30, 2001 with respect to AXA Premier VIP Small/Mid Cap Value Portfolio.(1)

         (d)(11) Investment Advisory Agreement between Equitable and The Boston Company Asset Management, LLC ("BCAM") dated as of November 30, 2001 with respect to AXA Premier VIP Small/Mid Cap Value Portfolio.(1)

         (d)(12) Investment Advisory Agreement between Equitable and Bank of Ireland Asset Management (U.S.) Limited ("BIAM (U.S.)") dated as of November 30, 2001 with respect to AXA Premier VIP International Equity Portfolio.(1)

         (d)(13) Investment Advisory Agreement between Equitable and OppenheimerFunds, Inc. ("Oppenheimer") dated as of November 30, 2001 with respect to AXA Premier VIP International Equity Portfolio.(1)

         (d)(14) Investment Advisory Agreement between Equitable and Firsthand Capital Management, Inc. ("Firsthand") dated as of November 30, 2001 with respect to AXA Premier VIP Technology Portfolio.(1)

         (d)(15) Investment Advisory Agreement between Equitable and A I M Capital Management, Inc. ("AIM") dated as of November 30, 2001 with respect to AXA Premier VIP Health Care Portfolio.(1)

         (d)(16) Investment Advisory Agreement between Equitable and Wellington Management Company, LLP ("Wellington") dated as of November 30, 2001 with respect to AXA Premier VIP Health Care Portfolio.(1)

         (d)(16)(i) Amendment No. 1 dated as of August 1, 2002 to Investment Advisory agreement between Equitable and Wellington with respect to AXA Premier VIP Small/Mid Cap Value Portfolio and AXA Premier VIP Health Care Portfolio.(3)

         (d)(17) Investment Advisory Agreement between Equitable and BlackRock Advisors, Inc. ("BAI") dated as of November 30, 2001 with respect to AXA Premier VIP Core Bond Portfolio.(1)

         (d)(18) Investment Advisory Agreement between Equitable and Pacific Investment Management Company LLC ("PIMCO") dated as of November 30, 2001 with respect to AXA Premier VIP Core Bond Portfolio.(1)

         (d)(19) Investment Advisory Agreement between Equitable and Provident Investment Counsel, Inc. ("Provident") dated as of August 1, 2002 with respect to AXA Premier VIP Small/Mid Cap Growth Portfolio.(3)

         (e)               Underwriting Contracts

         (e)(1)(i) Distribution Agreement between Registrant and AXA Advisors, LLC ("AXA Advisors") dated as of November 30, 2001 with respect to the Class A shares.(1)

         (e)(1)(ii) Distribution Agreement between Registrant and AXA Advisors dated as of November 30, 2001 with respect to the Class B shares.(1)


         (e)(1)(iii) Form of Amendment No. 1, dated as of June 30, 2003 to Distribution Agreement between Registrant and AXA Advisors dated as of November 30, 2001 with respect to the Class A shares - (filed herewith).

         (e)(1)(iv) Form of Amendment No. 1, dated as of June 30, 2003 to Distribution Agreement between Registrant and AXA Advisors dated as of November 30, 2001 with respect to the Class B shares - (to be filed by amendment).


         (e)(2)(i) Distribution Agreement between Registrant and Equitable Distributors, Inc. ("EDI") dated as of November 30, 2001 with respect to the Class A shares.(1)

         (e)(2)(ii) Distribution Agreement between Registrant and EDI dated as of November 30, 2001 with respect to the Class B shares.(1)

         (e)(3)(i) Distribution Agreement between Registrant and AXA Distributors, LLC ("AXA Distributors") dated as of November 30, 2001 with respect to the Class A shares.(1)

         (e)(3)(ii) Distribution Agreement between Registrant and AXA Distributors dated as of November 30, 2001 with respect to the Class B shares.(1)


         (e)(3)(iii) Form of Amendment No. 1, dated as of June 30, 2003 to Distribution Agreement between Registrant and AXA Distributors dated as of November 30, 2001 with respect to the Class A shares - (to be filed by amendment).

         (e)(3)(iv) Form of Amendment No. 1, dated as of June 30, 2003 to Distribution Agreement between Registrant and AXA Distributors dated as of November 30, 2001 with respect to the Class B shares - (to be filed by amendment).


         (f)               Form of Deferred Compensation Plan.(1)


         (g) Global Custody Agreement between Registrant and JPMorgan Chase Bank ("JPMorgan Chase") dated as of December 31, 2001.(2)

         (g)(i) Form of Amendment No. 1, dated as of June 30, 2003 to Global Custody Agreement between Registrant and JPMorgan Chase dated as of December 31, 2001 - (to be filed by amendment).


         (h)               Other Material Contracts

         (h)(1) Mutual Funds Service Agreement between Registrant and Equitable dated as of November 30, 2001.(1)

         (h)(4) Expense Limitation Agreement between Registrant and Equitable dated as of November 30, 2001.(1)


         (h)(4)(i) Amended and Restated Expense Limitation Agreement between Registrant and Equitable dated as of June 1, 2002 - (filed herewith).

         (h)(4)(ii) Form of Amendment No. 1, dated as of June 30, 2003 to the Amended and Restated Expense Limitation Agreement between Registrant and Equitable dated as of June 1, 2002 - (filed herewith).


         (h)(5) Participation Agreement among Registrant, Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001.(1)


         (h)(5)(i) Form of Amendment No. 1, dated as of June 30, 2003 to the Participation Agreement among Registrant, Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 - (to be filed by amendment).


                           Legal Opinions


         (i)(1) Legal Opinion of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered - (to be filed by amendment).


         (i)(2) Legal Opinion of Delaware counsel regarding the legality of the securities being registered.(1)

         (j)               Other Consents


         (j)(1) Consent of Independent Accountants - (to be filed by amendment).


         (j)(2)            Powers of Attorney.(1)

         (j)(2)(i)         Revised Powers of Attorney.(3)


         (j)(2)(ii) Revised Powers of Attorney for Steven M. Joenk and Kenneth T. Kozlowski.(4)


         (k)               Omitted Financial Statements (not applicable)

         (l)               Initial Capital Agreement dated November 12, 2001.(1)

         (m) Distribution Plan pursuant to Rule 12b-1 with respect to Class B shares of the Registrant.(1)

         (n) Plan Pursuant to Rule 18f-3 Under the Investment Company Act of 1940.(1)

         (o)               Reserved

         (p)               Codes of Ethics

         (p)(1) Code of Ethics of the Registrant, Equitable, AXA Advisors, AXA Distributors and EDI.(1)

         (p)(2)            Code of Ethics of Alliance Capital, dated January
                           2001.(1)

         (p)(2)(i) Revised Code of Ethics of Alliance Capital, effective April 2002.(3)

         (p)(3)            Code of Ethics of Dresdner, revised May 2001.(1)

         (p)(4)            Code of Ethics of TCW, dated March 2000.(1)

         (p)(5)            Code of Ethics of Janus, as revised June 1, 2001.(1)

         (p)(5)(i)         Code of Ethics of Janus, as revised April 1, 2002.(3)

         (p)(6)            Code of Ethics of Thornburg, as revised May 2001.(1)

         (p)(7) Code of Ethics of ICAP, restated effective as of September 30, 1998 and amended March 1, 2000.(1)

         (p)(8)            Code of Ethics of MFS, effective as of September 1,
                           2000.(1)

         (p)(9) Code of Ethics of RSIM, dated July 1, 2000, amended March 8, 2001.(1)

         (p)(10)           Code of Ethics of AXA Rosenberg.(1)

         (p)(11)           Code of Ethics of BCAM.(1)

         (p)(12)           Code of Ethics of BIAM (U.S.).(1)

         (p)(13)           Code of Ethics of Oppenheimer, dated March 1,
                           2000.(1)

         (p)(13)(i) Code of Ethics of Oppenheimer, dated as of May 15, 2002, as amended and restated.(3)

         (p)(14)           Code of Ethics of Firsthand, dated May 12, 2001.(1)

         (p)(15)           Code of Ethics of AIM, as amended February 24,
                           2001.(1)

         (p)(15)(i)        Code of Ethics of AIM, as amended September 27,
                           2002.(3)

         (p)(16)           Code of Ethics of Wellington, revised March 1,
                           2000.(1)

         (p)(17)           Code of Ethics of BAI, effective March 1, 2000.(1)

         (p)(18)           Code of Ethics of PIMCO, effective as of March 31,
                           2000.(1)

         (p)(19)           Code of Ethics of Provident, effective February 15,
                           2002.(3)


         (p)(20) Code of Ethics of Marsico, effective February 13, 2003 - (filed herewith).

         (p)(21)           Code of Ethics of Franklin, revised December 3, 2002
                           - (filed herewith).


--------------
(1) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on December 10, 2001 (File No. 333-70754).
(2) Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on April 15, 2002 (File No. 333-70754).
(3) Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on February 10, 2003 (File No. 333-70754).

(4) Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A filed on April 7, 2003 (File No. 333-70754).

Item 24. Persons controlled by or under Common Control with Registrant


         Equitable controls the Trust by virtue of its ownership of more than 99% of the Trust's shares as of April 15, 2003. All shareholders of the Trust are required to solicit instructions from their respective contract owners as to certain matters. The Trust may in the future offer its shares to insurance companies unaffiliated with Equitable.


         On July 22, 1992, Equitable converted from a New York mutual life insurance company to a publicly-owned New York stock life insurance company. At that time Equitable became a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"). AXA Financial continues to own 100% of Equitable's common stock.

         AXA is the largest shareholder of AXA Financial. AXA owns, directly or indirectly through its affiliates, 100% of the outstanding common stock of AXA Financial. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investing banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

Item 25. Indemnification

         Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on April 15, 2002 (File No. 333-70754).

Item 26. Business and Other Connections of Investment Adviser

         Equitable is a registered investment adviser and serves as manager for all portfolios of the Registrant. The description of Equitable under the caption of "Management of the Trust" in the Prospectus and under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information on the directors and officers of Equitable set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-07000) is incorporated herein by reference. Equitable, with the approval of the Registrant's board of trustees, selects sub-advisers for each portfolio of the Registrant. The following companies, all of which are registered investment advisers, serve as sub-advisers for the portfolios.

         Alliance Capital serves as a sub-adviser to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Large Cap Value Portfolio, AXA Premier VIP Small/Mid Cap Growth Portfolio and AXA Premier VIP Technology Portfolio. In addition, Alliance Capital, through its Bernstein Investment Research and Management unit, serves as a sub-adviser to AXA Premier VIP Large Cap Core Equity Portfolio and AXA Premier VIP International Equity Portfolio. The description of Alliance Capital under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Alliance Capital set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56720) is incorporated herein by reference.

         Dresdner serves as a sub-adviser to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Technology Portfolio and AXA Premier VIP Health Care Portfolio. The description of Dresdner under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Dresdner set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56308) is incorporated herein by reference.

         TCW serves as a sub-adviser to AXA Premier VIP Large Cap Growth Portfolio and AXA Premier VIP Small/Mid Cap Value Portfolio. The description of TCW under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of TCW set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-29075) is incorporated herein by reference.

         Janus serves as a sub-adviser to AXA Premier VIP Large Cap Core Equity Portfolio. The description of Janus under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Janus set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-13991) is incorporated herein by reference.

         Thornburg serves as a sub-adviser to AXA Premier VIP Large Cap Core Equity Portfolio. The description of Thornburg under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Thornburg set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17853) is incorporated herein by reference.

         ICAP serves as a sub-adviser to AXA Premier VIP Large Cap Value Portfolio. The description of ICAP under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of ICAP set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-40779) is incorporated herein by reference.

         MFS serves as a sub-adviser to AXA Premier VIP Large Cap Value Portfolio. The description of MFS under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of MFS set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-46433) is incorporated herein by reference.


         Provident serves as a sub-adviser to AXA Premier VIP Small/Mid Cap Growth Portfolio. The description of Provident under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Provident set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-47993) is incorporated herein by reference.


         RSIM serves as a sub-adviser to AXA Premier VIP Small/Mid Cap Growth Portfolio. The description of RSIM under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of RSIM set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-44125) is incorporated herein by reference.


         The information as to the directors and officers of Franklin is set forth in Franklin's Form ADV filed with the Securities and Exchange Commission (File No. 801-26292) and is incorporated herein by reference.

         AXA Rosenberg serves as a sub-adviser to AXA Premier VIP Small/Mid Cap Value Portfolio. The description of AXA Rosenberg under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of AXA Rosenberg set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56080) is incorporated herein by reference.

         BIAM (U.S.) serves as a sub-adviser to AXA Premier VIP International Equity Portfolio. The description of BIAM (U.S.) under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of BIAM (U.S.) set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-29606) is incorporated herein by reference.

         Oppenheimer serves as a sub-adviser to AXA Premier VIP International Equity Portfolio. The description of Oppenheimer under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Oppenheimer set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-08253) is incorporated herein by reference.


         The information as to the directors and officers of Marsico is set forth in Marsico's Form ADV filed with the Securities and Exchange Commission (File No. 801-54914) and is incorporated herein by reference.


         Firsthand serves as a sub-adviser to AXA Premier VIP Technology Portfolio. The description of Firsthand under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Firsthand set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-45534) is incorporated herein by reference.

         AIM serves as a sub-adviser to AXA Premier VIP Health Care Portfolio. The description of AIM under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of AIM set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15211) is incorporated herein by reference.

         Wellington serves as a sub-adviser to AXA Premier VIP Health Care Portfolio and AXA Premier VIP Small/Mid Cap Value Portfolio. The description of Wellington under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Wellington set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15908) is incorporated herein by reference.

         BAI serves as a sub-adviser to AXA Premier VIP Core Bond Portfolio. The description of BAI under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of BAI set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-47710) is incorporated herein by reference.

         PIMCO serves as a sub-adviser to AXA Premier VIP Core Bond Portfolio. The description of PIMCO under the caption "Investment Management and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of PIMCO set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-48187) is incorporated herein by reference.

Item 27. Principal Underwriter

        (a) AXA Advisors and AXA Distributors are the principal underwriters. AXA Advisors also serves as a principal underwriter for the following entities:
AXA Premier Funds Trust; EQ Advisors Trust; Separate Account Nos. 45, 66 and 301 of Equitable; and Separate Accounts A, I and FP of Equitable. AXA Distributors also serves as a principal underwriter for AXA Premier Funds Trust, EQ Advisors Trust and Separate Account No. 49 of Equitable.

         (b) Set forth below is certain information regarding the directors and officers of AXA Advisors and AXA Distributors, the principal underwriters. Except as indicated otherwise, the business address of each person listed below is 1290 Avenue of the Americas, New York, New York 10104. The business address of each person whose name is preceded by an asterisk is 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105. The business address of each person whose name is preceded by a double asterisk is 200 Plaza Drive, Secaucus, New Jersey 07094.

=====================================================================================================================
                                                 AXA ADVISORS, LLC
============================================== ========================================= ============================
NAME AND PRINCIPAL                             POSITIONS AND OFFICES WITH AXA ADVISORS   POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                               LLC                                       THE TRUST
---------------------------------------------- ----------------------------------------- ----------------------------
DIRECTORS
      Harvey E. Blitz                          Director
*     David Conine                             Director
      Jerald E. Hampton                        Director
      John Lefferts                            Director
      Michael S. Martin                        Director
      G. Patrick McGunagle                     Director
      Richard V. Silver                        Director
      Mark R. Wutt                             Director
---------------------------------------------- ----------------------------------------- ----------------------------

============================================== ========================================= ============================
OFFICERS
         Michael S. Martin                     Chairman of the Board
         Jerald E. Hampton                     Vice Chairman of the Board
         John Lefferts                         President and Chief Financial
                                               Officer
         Harvey E. Blitz                       Executive Vice President
**       Edward J. Hayes                       Executive Vice President
         Gary Lineberry                        Executive Vice President
         G. Patrick McGunagle                  Executive Vice President
         Nik Malvania                          Executive Vice President
         Peter D. Noris                        Executive Vice President                  Chairman of the Board
         Geoffrey H. Radbill                   Executive Vice President
         James P. Bodovitz                     Senior Vice President and
                                                        General Counsel
         Kevin Byrne                           Senior Vice President and Treasurer
                                               Senior Vice President
         Stephen T. Burnthall                  Senior Vice President and Chief
         Jill Cooley                                    Operations Officer
                                               Senior Vice President
         Denise DiBlasi                        Senior Vice President
         James Goodwin                         Senior Vice President
         Jeffrey Green                         Senior Vice President
         Richard Magaldi                       Senior Vice President
         Eric Mosholt                          Senior Vice President
         Robert Schmidt                        First Vice President
         Donna M. Dazzo                        First Vice President
         Amy Franceschini                      First Vice President
         Peter Mastrantuono                    Vice President and Compliance
         David Mahler                                   Officer
                                               Vice President and Controller
         Mark D. Godofsky                      Vice President and Secretary
         Linda J. Galasso                      Vice President
         Beth Andreozzi                        Vice President
=====================================================================================================================


=====================================================================================================================
                                                 AXA ADVISORS, LLC
============================================== ========================================= ============================
NAME AND PRINCIPAL                             POSITIONS AND OFFICES WITH AXA ADVISORS   POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                               LLC                                       THE TRUST
---------------------------------------------- ----------------------------------------- ----------------------------
         Raymond T. Barry                      Vice President
         Michael Brzozowski                    Vice President
         Claire A. Comerford                   Vice President                            Vice President
         Mary E. Cantwell                      Vice President
         Catherine Gentry                      Vice President
         Gisela Jackson                        Vice President
         John Mapes                            Vice President
         Frank Massa                           Vice President
         Jose Montengro                        Vice President
         Sandi Narvaez                         Vice President
         Edna Russon                           Vice President
         Michael Ryniker                       Vice President
         James Woodley                         Assistant Vice President
         Frank Acierno                         Assistant Vice President
         Charlton Bulkin                       Assistant Secretary
         Francesca Divone
============================================== ========================================= ============================

=====================================================================================================================
                                               AXA DISTRIBUTORS, LLC
============================================== ========================================= ============================

                                               POSITIONS AND OFFICES WITH AXA            POSITIONS AND OFFICES WITH
NAME AND PRINCIPAL BUSINESS ADDRESS            DISTRIBUTORS, LLC                         THE TRUST
---------------------------------------------- ----------------------------------------- ----------------------------
DIRECTORS
         Jerald E. Hampton                     Director
                                               Director
         Richard Matteis                       Director
         Jeffrey McGregor                      Director
         Deanna Mulligan                       Director
         Charles Wilder

---------------------------------------------- ----------------------------------------- ----------------------------
OFFICERS
         Jerald E. Hampton                     Chairman of the Board
                                                        and Chief Executive Officer
                                               President
         Jeffrey McGregor                      Chief Operating Officer
         Charles Wilder                        Senior Vice President and National
         Hunter Allen                                   Sales Director
                                               Senior Vice President
         Michael Brandreit                     Senior Vice President and Director of
         Thomas Bullen                                  Key Acct. Relationships
                                               Senior Vice President and
         Megan Condron                                  Key Account Manager
                                               Senior Vice President
         Chris Gabrielsen                      Senior Vice President
         David Hughes                          Senior Vice President
         Harry Johnson                         Senior Vice President
=====================================================================================================================



=====================================================================================================================
                                                 AXA ADVISORS, LLC
============================================== ========================================= ============================
NAME AND PRINCIPAL                             POSITIONS AND OFFICES WITH AXA ADVISORS   POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                               LLC                                       THE TRUST
---------------------------------------------- ----------------------------------------- ----------------------------
         David Kahal                           Senior Vice President
         Michael McDaniel                      Senior Vice President and Broker
                                                        Dealer National Sales Manager
         Robert Mullett                        Senior Vice President
         Daniel Roebuck                        Senior Vice President
         Mark Scalercio                        Senior Vice President
         Norman J. Abrams                      Vice President and Counsel
         Kurt Auleta                           Vice President and Annuity Sales
                                                        Desk Manager
         Raymond T. Barry                      Vice President
         Jeffrey Coomes                        Vice President
         Daniel Faller                         Vice President
         Carol Fracasso                        Vice President and Life Sales
                                                        Desk Manager
         Linda J. Galasso                      Vice President and Secretary
         Nelida Garcia                         Vice President
         David Halstead                        Vice President
         Page Long                             Vice President
         Sandra Narvaez                        Vice President
         Dimas Nunez                           Vice President
         Patrick O'Shea                        Vice President and Chief Financial
                                                        Officer
         Anthea Perkinson                      Vice President and Key Account
                                                        Manager
                                               Vice President and Treasurer
         Ronald R. Quist                       Vice President
         Alice Stout                           Vice President
         Mary Toumpas                          Vice President
         Steve Carapella                       Assistant Vice President
         Nahula Ethirveerasingam               Assistant Vice President
         Sandra Ferantello                     Assistant Vice President
         Michael Gass                          Assistant Vice President
         Kelly Riddell                         Assistant Vice President
         Francesca Divone                      Assistant Secretary
============================================== ========================================= ============================

         (c)      Inapplicable.


Item 28. Location of Accounts and Records

         Books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)      With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(i) and (ii); (3); (6);
         (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian:

                  JPMorgan Chase Bank
                  4 Chase MetroTech Center
                  Brooklyn, New York 11245

(b)      With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(iii) and (iv);
         (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of the Registrant's Manager or Sub-Administrator:


                  The Equitable Life Assurance Society           J. P. Morgan Investors Services Co.
                  of the United States                           73 Tremont Street
                  1290 Avenue of the Americas                    Boston, MA  02108
                  New York, NY  10104

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Manager or Sub-advisers:

          The Equitable Life Assurance Society                   AXA Rosenberg Investment Management LLC
            of the United States                                 4 Orinda Way
          1290 Avenue of the Americas                            Building E
          New York, NY 10104                                     Orinda, CA 94563


          Alliance Capital Management L.P.                       Provident Investment Counsel, Inc.
          1345 Avenue of the Americas                            300 North Lake Avenue
          New York, NY  10105                                    Pasadena, CA  91101-4106

          Dresdner RCM Global Investors LLC                      Bank of Ireland Asset Management (U.S.) Limited
          Four Embarcadero Center                                26 Fitzwilliam Place
          San Francisco, CA  94111-4189                          Dublin 2, Ireland


          TCW Investment Management Company                      OppenheimerFunds, Inc.
          865 South Figueroa Street                              6803 South Tucson Way
          Los Angeles, CA  90017                                 Englewood, CO 80112

          Janus Capital Management LLC                           Firsthand Capital Management, Inc.
          100 Fillmore Street                                    125 South Market
          Denver, CO 80206                                       Suite 1200
                                                                 San Jose, CA 95113

          Thornburg Investment Management, Inc.                  A I M Capital Management, Inc.
          119 East Marcy Street                                  11 Greenway Plaza
          Santa Fe, NM  87501-2046                               Suite 100
                                                                 Houston, TX 77046

          Institutional Capital Corporation                      Wellington Management Company, LLP
          225 West Wacker Dr.                                    75 State Street
          Suite 2400                                             Boston, MA 02109
          Chicago, IL  60606

          MFS Investment Management                              BlackRock Advisors, Inc.
          500 Boylston Street                                    345 Park Avenue
          Boston, MA  02116                                      New York, NY 10154

          RS Investment Management, LP                           Pacific Investment Management Company LLC
          388 Market Street                                      840 Newport Center Drive
          Suite 1700                                             Suite 300
          San Francisco, CA  94111                               Newport Beach, CA 92660

          Marsico Capital Management, LLC                        Franklin Advisers, Inc.
          1200 17th Street                                       One Franklin Parkway
          Suite 1300                                             San Mateo, CA  94403
          Denver, CO  80202


Item 29.  Management Services

          Inapplicable.

Item 30.  Undertakings

          Inapplicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, AXA Premier VIP Trust has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 8th day of May 2003.


                                    AXA PREMIER VIP TRUST


                                    By: /s/ Steven M. Joenk
                                        -------------------------------------
                                        Steven M. Joenk
                                        President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                                  Title                                   Date
---------                                                  -----                                   ----

/s/ Steven M. Joenk                                    President and                           May 8, 2003
------------------------------------              Chief Executive Officer
Steven M. Joenk


/s/ Gerald C. Crotty*                                     Trustee                              May 8, 2003
------------------------------------
Gerald C. Crotty


/s/ Barry Hamerling*                                      Trustee                              May 8, 2003
------------------------------------
Barry Hamerling


/s/ Peter D. Noris*                                       Trustee                              May 8, 2003
------------------------------------
Peter D. Noris


/s/ Cynthia R. Plouche*                                   Trustee                              May 8, 2003
------------------------------------
Cynthia R. Plouche


/s/ Rayman L. Solomon*                                    Trustee                              May 8, 2003
------------------------------------
Rayman L. Solomon

*  By:   /s/ Steven M. Joenk
         ---------------------------
         Steven M. Joenk
         (Attorney-in-Fact)

                              AXA PREMIER VIP TRUST

                                  EXHIBIT INDEX


(d)(1)(i) Form of Investment Management Agreement between Registrant and The Equitable Life Assurance Society of the United States ("Equitable") dated as of June 30, 2003.

(d)(1)(ii) Form of Amendment No. 1, dated June 30, 2003 to the Investment Management Agreement between Registrant and Equitable dated as of November 30, 2001.

(e)(1)(iii) Form of Amendment No. 1, dated as of June 30, 2003 to Distribution
            Agreement between Registrant and AXA Advisors, LLC dated as of November 30, 2001.

(h)(4)(i) Amended and Restated Expense Limitation Agreement between Registrant and Equitable dated as of June 1, 2002.

(h)(4)(ii) Form of Amendment No. 1, dated as of June 30, 2003 to the Amended and Restated Expense Limitation Agreement between Registrant and Equitable dated as of June 1, 2002.

(p)(20) Code of Ethics of Marsico Capital Management, LLC, effective February 13, 2003.

(p)(21)     Code of Ethics of Franklin Advisers, Inc., revised December 3, 2002.